Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 15, 2011 (this “Agreement”), to the CREDIT AGREEMENT dated as of May 13, 2008 (as heretofore amended, the “Existing Credit Agreement”) relating to certain senior secured cash flow-based credit facilities, among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation (the “Parent Borrower”), CLEAR CHANNEL CAPITAL I, LLC, a Delaware limited liability company (“Holdings”), the SUBSIDIARY CO-BORROWERS, the FOREIGN SUBSIDIARY REVOLVING BORROWERS, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as L/C Issuer and the LENDERS from time to time party thereto.

A.            The Parent Borrower has requested an amendment to the Existing Credit Agreement pursuant to which certain provisions of the Existing Credit Agreement will be amended as set forth herein.

B.             In order to effect the foregoing, the Parent Borrower and the other parties hereto desire to enter into this Agreement in order to amend and restate, as of the Amendment and Restatement Effective Date, the Existing Credit Agreement, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent Borrower, Holdings, the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Amendment Arrangers (as defined below) and the Lenders party hereto hereby agree as follows:

SECTION 1.           Defined Terms.  Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context may require.  The provisions of Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.  The term “Amendment Arrangers” means Citigroup Global Markets Inc. and Goldman Sachs Lending Partners LLC, in their capacities as the joint lead arrangers and joint bookrunners for this Agreement.

SECTION 2.           Amendment and Restatement.

(a)           Effective as of the Amendment and Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of the Amended and Restated Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement as so amended and restated, the “Restated Credit Agreement”).

(b)           In connection with this Agreement and the Restated Credit Agreement, the Intercreditor Agreement shall be amended and restated as of the Amendment and Restatement Effective Date to be in the form of Exhibit I-1 attached to the Restated Credit Agreement, with such ministerial changes made prior to the effectiveness of the amendment and restatement thereof as are reasonably satisfactory to the Administrative Agent and are not materially adverse to the Lenders.

(c)            Except as expressly set forth above or in the Restated Credit Agreement, all schedules and exhibits referred to in the Restated Credit Agreement shall be deemed to refer to the corresponding schedules and exhibits to the Existing Credit Agreement.

(d)           The rights and obligations of the parties to the Existing Credit Agreement with respect to the period prior to the Amendment and Restatement Effective Date shall not be affected by the amendment and restatement of the Existing Credit Agreement pursuant hereto.

SECTION 3.           Representations and Warranties.  Holdings and the Parent Borrower hereby represent and warrant to each other party hereto that:

(a)           The execution, delivery and performance by Holdings and the Parent Borrower of this Agreement, and the consummation of the transactions contemplated hereby, are within their respective corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of any such Person’s Organization Documents, (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Existing Credit Agreement) under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b)           This Agreement has been duly executed and delivered by each of Holdings and the Parent Borrower, and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c)           None of the Collateral Documents in effect on the Amendment and Restatement Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement.  The Guarantees created under such Collateral Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Amendment and Restatement Effective Date.  The Liens created under such Collateral Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment and Restatement Effective Date and no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Collateral Document or any notice of a Lien created thereby, is required, as a result of this Agreement in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such Guarantees.

(d)           The representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the Amendment and Restatement Effective Date (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(e)           No Default has occurred and is continuing.

SECTION 4.           Effectiveness.

(a)           This Agreement shall become effective on and as of the date (such date, the “Execution Date”) on which the Amendment Arrangers shall have executed a counterpart hereof and shall have received duly executed counterparts of this Agreement that, when taken together, bear the signatures of the Parent Borrower, Holdings, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the Required Lenders (it being understood and agreed that Sections 2 and 5(b), (c), (e) and (f) of this Agreement shall not become effective until each of the conditions set forth in clause (b) below has been satisfied in accordance with the terms thereof).  In the absence of a change to the terms and conditions of this Agreement or to the proposed terms of the Restated Credit Agreement, in each case that is (x) materially adverse to the Lenders and (y) made after the submission of an executed counterpart to this Agreement to the Amendment Arrangers but prior to the Execution Date, no executed counterpart to this Agreement may be revoked after such submission.

(b)           The provisions of Sections 2 and 5(b), (c), (e) and (f) of this Agreement shall become effective on the date (such date, the “Amendment and Restatement Effective Date”) on which each of the following conditions is satisfied; provided that if such conditions are not satisfied on or prior to the date which is ninety (90) days after the Execution Date, this Agreement shall terminate and no longer be in effect and Sections 2 and 5(b), (c), (e) and (f) shall not become effective:

(i)            The Amendment Arrangers shall have received the following:

(A)           such documents and certificates as the Amendment Arrangers may reasonably request relating to the organization, existence and good standing of Holdings and each U.S. Loan Party, the authorization of the transactions contemplated hereby by Holdings and each U.S. Loan Party, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Amendment Arrangers;

(B)           a favorable legal opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, and Cox Smith Matthews Incorporated, Texas counsel to the Loan Parties, each in form and substance reasonably satisfactory to the Amendment Arrangers, covering such matters relating to this Agreement, the Restated Credit Agreement and the other Loan Documents and security interests created thereunder as the Amendment Arrangers shall reasonably request; and

(C)           a certificate from the Chief Financial Officer of the Parent Borrower dated the Amendment and Restatement Effective Date, certifying as to the accuracy of the representations and warranties set forth in Section 3 hereof.

(ii)           The Administrative Agent shall have received payment from the Parent Borrower, in Same Day Funds, for the account of each Lender (other than any Defaulting Lender) that delivers an executed counterpart signature page to this Agreement at or prior to 12:00 p.m., New York City time, on February 15, 2011, a consent fee in an aggregate amount equal to 0.10% of the aggregate principal amount of the Term Loans and the Revolving Credit Commitments (whether used or unused) of such Lender as of the Execution Date, in each case determined after giving pro forma effect to the Voluntary Prepayment and the Commitment Reduction referred to in clause (v) below.

(iii)           The Administrative Agent and the Amendment Arrangers shall have received all other fees and other amounts due and payable to them in connection with this Agreement, including, to the extent invoiced on or before the Amendment and Restatement Effective Date, reimbursement or payment of all reasonable documented out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party in connection with the Amendment.

(iv)           Each Loan Party shall have entered into a written instrument in form and substance reasonably satisfactory to the Amendment Arrangers pursuant to which it confirms that it consents to this Agreement and reaffirms that the Collateral Documents to which it is party will continue to apply in respect of the Restated Credit Agreement and the Obligations of such Loan Party hereunder and thereunder.

(v)           The Parent Borrower shall have voluntarily prepaid Term Loans (the “Voluntary Prepayment”) and shall have voluntarily prepaid outstanding Revolving Credit Loans and permanently reduced the corresponding Revolving Credit Commitments (the “Commitment Reduction”) in an aggregate amount of $500,000,000, allocated on a ratable basis between outstanding Term Loans (and, as among the Classes of Term Loans, allocated on a ratable basis among the Classes of Term Loans) and Revolving Credit Commitments (and, as between the Classes of Revolving Credit Commitments, allocated on a ratable basis between the Classes of Revolving Credit Commitments, whether used or unused), substantially contemporaneously with the satisfaction of the other conditions precedent set forth in this Section 4(b).

(vi)           The ABL Credit Agreement shall have been, or substantially contemporaneously with the satisfaction of the other conditions precedent set forth in this Section 4(b) shall be, amended to, among other things, modify certain of the negative covenants set forth therein to be consistent with the modifications to the corresponding covenants set forth in the Existing Credit Agreement contemplated hereby.

SECTION 5.           Effect of this Agreement; Amendment Arrangers; Certain Authorizations and Waivers.

(a)           Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers, the L/C Issuers, the Swing Line Lender or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b)           On and after the Amendment and Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Existing Credit Agreement as amended and restated hereby.  This Agreement shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Restated Credit Agreement and the other Loan Documents.

(c)           The L/C Issuers, the Swing Line Lender and the Lenders party hereto hereby authorize the Administrative Agent to enter into such amendment or amendments to the Restated Credit Agreement or any other Loan Document as shall be appropriate, in the judgment of the Administrative Agent, to give effect to the transactions contemplated hereby or to cure any ambiguity, omission, defect or inconsistency relating to effectuation of the transactions contemplated hereby.

(d)           On and after the Execution Date, the Amendment Arrangers, their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of any of the foregoing (collectively, the “Amendment Arranger Related Persons”) shall have the benefit of all the exculpatory, reimbursement and indemnity provisions that are set forth in the Existing Credit Agreement or any other Loan Document for the benefit of the Administrative Agent, any other Agent or any other Agent-Related Person.  Without limiting the foregoing, each L/C Issuer, the Swing Line Lender and each Lender party hereto (i) acknowledges that it has made its own analysis and decision to enter into the Existing Credit Agreement, this Agreement and the other Loan Documents, and that none of the Amendment Arrangers or any other Amendment Arranger Related Persons has made any express or implied representation or warranty, or shall be deemed to have any responsibility or duty, with respect to the completeness, sufficiency or performance thereof, and (ii) by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Amendment Arrangers on the Amendment and Restatement Effective Date pursuant to the terms hereof.

(e)           The L/C Issuers, the Swing Line Lender and the Lenders party hereto acknowledge that obligations of the Parent Borrower and the Guarantors under the ABL Facilities (and certain obligations related thereto) are, and that Permitted Credit Facilities Refinancing Indebtedness and Permitted Alternative Incremental Facilities Indebtedness (and certain obligations related thereto) may be, secured by Liens on assets of the Parent Borrower and the Guarantors that constitute Collateral.  The L/C Issuers, the Swing Line Lender and the Lenders party hereto hereby irrevocably (i) authorize the Administrative Agent to enter into an amendment and restatement of the Intercreditor Agreement and to execute and deliver the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement in the form of Exhibit I-1, I-2 or I-3, as applicable, to the Restated Credit Agreement, in each case with such ministerial changes made thereto as are reasonably satisfactory to the Administrative Agent and are not materially adverse to the Lenders, and any amendment or other modification to any such intercreditor agreement contemplated by the terms thereof, in each case without any further consent, authorization or other action by an L/C Issuer, the Swing Line Lender or any Lender, (ii) agree that, upon such amendment and restatement or the execution and delivery of any such intercreditor agreement, each L/C Issuer, the Swing Line Lender and each Lender will be bound by the provisions thereof as if it were a signatory thereto and will take no actions contrary to the provisions thereof and (iii) agree that none of the L/C Issuers, the Swing Line Lender, the Lenders or any other Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this paragraph or in accordance with the terms of any such intercreditor agreement.

(f)           Notwithstanding anything to the contrary in the Existing Credit Agreement, prepayment of Loans and reduction of Commitments pursuant to Section 4(b)(v) hereof shall not be subject to the requirements set forth in Sections 2.05(a)(i) and 2.06(a) of the Existing Credit Agreement with respect to the timing of notice with respect to, and minimum and multiple amounts of, such prepayment and reduction.

SECTION 6.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 7.           Governing Law.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND THE APPELLATE COURTS THEREOF.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELEPHONE, FACSIMILE OR ELECTRONIC TRANSMISSION) IN SECTION 10.02 OF THE RESTATED CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 8.           Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CLEAR CHANNEL COMMUNICATIONS, INC.

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Executive Vice President & Chief Financial Officer

CLEAR CHANNEL CAPITAL I, LLC

By:	/s/ Thomas W. Casey
	Name:	Thomas W. Casey
	Title:	Executive Vice President & Chief Financial Officer

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Vice President

CITIBANK GLOBAL MARKETS INC.,
as Amendment Arranger

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC,
as Amendment Arranger

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Representative

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

By:
Abrams Capital Partners I, LP
Abrams Capital Partners II, LP
Great Hollow International, L.P.
Whitecrest Partners, LP
Riva Capital Partners IT, LP

By: Abrams Capital Management, LP, the investment manager for each Lender

By: Abrams Capital Management, LLC, the general partner of the investment manager

By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Landmark III CDO Limited
Landmark IV CDO Limited
Landmark V CDO Limited
Landmark VIII CLO LTD
Landmark IX CDO LTD
Greyrock CDO LTD

Aladdin Flexible Investment Fund SPC for
Account of Series 2008-01

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Landmark III CDO, Limited
Landmark IV CDO, Limited
Landmark V CDO, Limited
Landmark VIlI CLO, Limited
Landmark IX CDO, Limited
Greyrock CDO, Limited

Aladdin Flexible Investment Fund SPC for
Account of Series 2008-01

By: Aladdin Capital Management LLC

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Allen Global Partners LP

By:	/s/ Tal Gurion
	Name	Tal Gurion
	Title:	Managing Director

Allen Global Partners Offshore

By:	/s/ Tal Gurion
	Name	Tal Gurion
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

AG Diversified Credit
Strategies Master, L.P.

By:	AG Diversified Credit Strategies GF, LLC,
its General Partner

By:	Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

AG Global Debt Strategy Partners, L.P.

By:	Angelo, Gordon & Co., L.P., its Fund Advisor

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

James River Insurance Company

By:	Angelo, Gordon & Co., L.P.,
as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

or any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

JRG Reinsurance Company, Ltd.

By:	Angelo, Gordon & Co., L.P.,
as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Northwoods Capital IV, Limited

By:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Northwoods Capital V, Limited

By:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Northwoods Capital VI, Limited

By:	ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Northwoods Capital VII, Limited

By:	Angelo, Gordon & Co., L.P.
as Collateral Manager
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Northwoods Capital VIII, Limited

By:	Angelo, Gordon & Co., L.P.
as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Silver Oak Capital, LLC

By:	/s/ Thomas M. Fuller
	Name:	Thomas M. Fuller
	Title:	Authorized Signature

For any Person requiring a second signature block:

By:
Name:
Title

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Summer Hill Fixed Income AG, LLC

By:	Angelo, Gordon & Co., L.P.
its Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

LEVERAGESOURCE V, SARL

By:	/s/ Joseph Moroney
	Name:	JOSEPH MORONEY
	Title:	Class A Manager

By:	/s/ Martin Sinninghe Damste
	Name:	Martin Sinninghe Damste
	Title:	Class B Manager

LEVERAGESOURCE V, SARL

By:	/s/ Joseph Moroney
	Name:	JOSEPH MORONEY
	Title:	Class A Manager

By:	/s/ Martin Sinninghe Damste
	Name:	Martin Sinninghe Damste
	Title:	Class B Manager

ACLF Co-Investment Fund,LP

By:	Apollo Credit Liquidity Management, L.P.,
its investment manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

Apollo Credit Liquidity (CCU-CS)
Borrower I, LLC

By:	Apollo Credit Liquidity Management, L.P.,
its investment manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

LEVERAGESOURCE X, LLC

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Chief Executive Officer

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

AVENUE CLO, FUND, LIMITED
AVENUE CLO II, LIMITED
AVENUE CLO III, LIMITED

By:	/s/ SRIRAM BALAKRISHNAN
	Name:	SRIRAM BALAKRISHNAN
	Title:	PORTFOLIO MANAGER

For any Person requiring a second signature block

By:
Name:
Title:

Bain Capital (CCD)
By:	Bain Capital (CCD) MP, LLC,
its managing partner

By:	/s/ Ian Loring
	Name:	Ian Loring
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

BANK OF AMERICA, N.A.

By:	/s/ Erik S. Grossman
	Name:	Erik S. Grossman
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

BARCLAYS BANK PLC

By:	/s/ Steve Stancarone
	Name:	Steve Stancarone
	Title:	AVP

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Barclays Bank PLC

By:	/s/ Steve Stancarone
	Name:	Steve Stancarone
	Title:	AVP

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Cornell University

By:	/s/ Steve Stancarone
	Name:	Steve Stancarone
	Title:	AVP

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Blackstone Special Funding (Ireland)
By: GSO Capital Partners LP as Manager

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Investment Advisor

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUE MOUNTAIN CLO II LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUEMOUNTAIN CLO III LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUEMOUNTAIN CLO LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Investment Advisor

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Investment Advisor

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLUEMOUNTAIN TIMBERLINE LTD.

By:	BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Investment Advisor

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Brigade Credit Fund I, LTD.
By: BRIGADE CAPITAL MANAGEMENT, LLC
As Collateral Manager

By:	/s/ Ben Pollack
	Name:	Ben Pollack
	Title:	Associate

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Brigade Leveraged Capital Structures Fund, LTD.
By: BRIGADE CAPITAL MANAGEMENT, LLC
As Collateral Manager

By:	/s/ Ben Pollack
	Name:	Ben Pollack
	Title:	Associate

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Euclid Master Fund, LTD.
By: BRIGADE CAPITAL MANAGEMENT, LLC
As Collateral Manager

By:	/s/ Ben Pollack
	Name:	Ben Pollack
	Title:	Associate

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Canpartners Investments IV, LLC

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Canyon Distressed Opportunity Master Fund, L.P.
a Cayman Islands exempted limited partnership

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Canyon Special Opportunities Master Fund (Cayman), Ltd.
An exempted Company incorporated in the
Cayman Islands with limited liability

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Permal Canyon Fund Ltd.

By:	Canyon Capital Advisors LLC,
its Investment Advisor

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

CVI GVF (Lux) Master S.a.r.1.
By: CarVal Investors, LLC its attorney-in-fact

By:	/s/ Brett Stenberg
	Name:	Brett Stenberg
	Title:	Authorized Signatory

CVI GVF CLO 1 LTD
By:	CVI GVF CLO Delaware, LLC its attorney-in-fact
By:	CarVal Investors, LLC its attorney-in-fact

By:	/s/ Brett Stenberg
	Name:	Brett Stenberg
	Title:	Authorized Signatory

CCP Credit Acquisition Holdings, LLC (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

By:	/s/ Jeffrey Gelfand
	Name:	Jeffrey Gelfand
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Centerbridge Special Credit Partners, LP (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

By:	/s/ Jeffrey Gelfand
	Name:	Jeffrey Gelfand
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

CITIBANK, N.A.

By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-in-Fact

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

CITIBANK, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ [Illegible]
Name:
	Title:	Managing Director & VP

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

CITIBANK, N.A.

By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-In-Fact

For any Person requiring a second signature block:

By:
Name:
Title:

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SOL LOAN FUNDING LLC.

By:	/s/ Name: Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

SOL LOAN FUNDING LLC.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Primus CLO I, Ltd.
Primus CLO II, Ltd.
By:	CypressTree Investment Management, LLC, its Subadviser

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Authorized Signatory

Contrarian Funds, LLC
By:	Contrarian Capital Management, LLC, as manager

By:	/s/ Michael J. Restifo
	Name:	Michael J. Restifo
	Title:	CFO/Member

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Credit Suisse Loan Funding, LLC

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:	/s/ Ian Landlow
	Name:	Ian Landlow
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Credit Suisse AG Cayman Islands Branch

By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Managing Director

For any Person requiring a second signature block:

By:	/s/ Sonja Gazahi
	Name:	Sonja Gazahi
	Title:	Associate

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLT 32 LLC

By:	/s/ Robert Healy
	Name:	Robert Healy
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C, Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Caterpillar Inc. Master Retirement Trust

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ High Yield Fund

By:	DDJ Capital Management, LLC, its attorney-in-fact

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

*The execution of this agreement shall not bind the Trustee, Manager or any Unit Holder of DDJ High Yield Fund and recourse shall be limited to the Trust Property (each such term as defined in the trust agreement governing the DDJ High Yield Fund).

Stitching Pensioenfonds Hoogovens

By:	DDJ Capital Management, LLC, on behalf of Stitching Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

Caterpillar Inc. Master Retirement Trust

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

DDJ Value Partners, L.P.

By:	DDJ/GP Value, LLC, its General Partner
By:	DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

Stitching Pensioenfonds Hoogovens

By:	DDJ Capital Management, LLC, on behalf of Stitching Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

Houston Municipal Employees Pension System

By: DDJ Capital Management, LLC, in its capacity as manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stitching Bewaarder Interpolis Pensioenem Global High Yield Pool

By:	Syntrus Achmea Asset Management, as asset manager

By:	DDJ Capital Management, LLC, as subadviser

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

Stitching Pensioenfonds voor Fysiotherapeuten

By:	DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Houston Municipal Employees Pension System

By: DDJ Capital Management, LLC, in its capacity as manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Stitching Bewaarder Interpolis Pensioenem Global High Yield Pool

By:	Syntrus Achmea Asset Management, as asset manager

By:	DDJ Capital Management, LLC, as subadviser

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano*
	Title:	President

Stitching Pensioenfonds voor Fysiotherapeuten

By:	DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

National Railroad Retirement Investment Trust

By: DDJ Capital Management, LLC, in its capacity as manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Russell Global Credit Strategies Fund

By:	DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

National Railroad Retirement Investment Trust

By: DDJ Capital Management, LLC, in its capacity as manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

Russell Global Credit Strategies Fund

By:	DDJ Capital Management, LLC, in its capacity as Money Manager

By:	/s/ David J. Breazzano
	Name:	David J. Breazzano
	Title:	President

UAW Retiree Medical Benefits Trust

By:	State Street Bank and Trust Company, solely in its Capacity as Trustee for UAW Retiree Medical Benefits Trust,as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Timothy B. Stone
	Name:	Timothy B. Stone
	Title:	Vice President

UAW Retiree Medical Benefits Trust

By:	State Street Bank and Trust Company, solely in its Capacity as Trustee for UAW Retiree Medical Benefits Trust, as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Timothy B. Stone
	Name:	Timothy B. Stone
	Title:	Vice President

Delaware Group Advisor Funds- Delaware Diversified Income Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Group Foundation Funds - Delaware Aggressive Allocation Portfolio

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Group Foundation Funds - Delaware Conservative Allocation Portfolio

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Group Foundation Funds - Delaware Moderate Allocation Portfolio

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Optimum Trust-Optimum Fixed Income Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware VIP Trust - Delaware VIP Diversified Income Series

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Aggressive Allocation

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Conservative Allocation

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Moderate Allocation

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Diversified Income Trust

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

US High Yield Bond Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

SEI Institutional Investments Trust- High Yield Bond Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

SEI Institutional Investments Trust- High Yield Bond Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Investments Dividend & Income Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Pooled Trust - The High-Yield Bond Portfolio

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Enhanced Global Dividend and Income Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Group Income Funds- Delaware High-Yield Opportunities Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

The Lincoln National Life Insurance Company Separate Account 20

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware VIP Trust - Delaware VIP High Yield Series

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Delaware Enhanced Global Dividend and Income Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

LVIP Delaware Diversified Floating Rate Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Stichting Pensioenfonds voor Huisartsen

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

DWS Floating Rate Plus Fund
By: Deutsche Investment Management Americas, Inc., Investment Advisor

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer, Managing Director

For any Person requiring a second signature block:

By:	/s/ Abdoulaya Thiam
	Name:	Abdoulaya Thiam
	Title:	Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

DWS HIGH INCOME FUND
DWS HIGH INCOME PLUS FUND
DWS HIGH INCOME VIP
DWS HIGH INCOME TRUST
DWS MULTI MARKET INCOME TRUST
DWS STRATEGIC INCOME FUND
DWS STRATEGIC INCOME TRUST
DWS STRATEGIC INCOME VIP
DWS HIGH INCOME OPPORTUNITIES FUND

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Gary A. Russell
Gary A. Russell, Managing Director

For any Person requiring a second signature block:

By:	/s/ Abdoulaya Thiam
	Name:	Abdoulaya Thiam
	Title:	Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

DEUTSCHE BANK AG NEW YORK BRANCH By: DB Services New Jersey, Inc.

By:	/s/ [Illegible]
Name:
Title:

For any Person requiring a second signature block:

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

DEUTSCHE BANK AG NEW YORK BRANCH By: DB Services New Jersey, Inc.

By:	/s/ [Illegible]
Name:
Title:

For any Person requiring a second signature block:

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Elliott Associates L.P.

By:	/s/ Elliott Greenberg
	Name:	Elliott Greenberg
	Title:	Director of Operations

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Elliott Associates L.P.

By:	/s/ Elliott Greenberg
	Name:	Elliott Greenberg
	Title:	Director of Operations

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Kensington International L.P.

By:	/s/ Elliott Greenberg
	Name:	Elliott Greenberg
	Title:	Director of Operations

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Manchester Securities Corp

By:	/s/ Elliott Greenberg
	Name:	Elliott Greenberg
	Title:	Director of Operations

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Springfield Associates LLC

By:	/s/ Elliott Greenberg
	Name:	Elliott Greenberg
	Title:	Director of Operations

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Eos Sensor Loans Master Fund LTD

By:	/s/ Steven M. Friedman
	Name:	Steven M. Friedman
	Title:	Director

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Advisor Series Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Advisor Series I Fidelity Advisor High Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Investment Portfolio 1

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Fixed-Income Trust Fidelity Strategic Dividend & Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Fidelity Income Fund: Fidelity Total Bond Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: Variable Insurance Products Fund: High Income Portfolio

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender: General Motors Hourly - Rate Employees Pension Trust 7NJM

By: State Street Bank and Trust Company, as Trustee for the General Motors Hourly Rate Employee Pension Trust

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender: General Motors Hourly - Rate Employees Pension Trust 7N1J

By: State Street Bank and Trust Company, as Trustee for the General Motors Hourly Rate Employee Pension Trust

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender: General Motors Hourly - Rate
Employees Pension Trust 7NJN

By: State Street Bank and Trust Company, as Trustee for the General Motors Hourly Rate Employee Pension Trust

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender: General Motors Hourly - Rate Employees Pension Trust 7NIL

By: State Street Bank and Trust Company, as Trustee for the General Motors Hourly Rate Employee Pension Trust

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender: Commonwealth of Massachusetts Pension Reserves Investment Management Board

By: Pyramis Global Advisors Trust Company as Investment Manager

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender: Commonwealth of Massachusetts Pension Reserves Investment Management Board

By: Pyramis High Yield Bond Commingled Pool
By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

General Motors Hourly-Rate Employees Pension Trust

By: State Street Bank and Trust Company, as Trustee for the General Motors Hourly Rate Employee Pension Trust (Account 7N1H), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:	/s/Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

General Motors Salaried Employees Pension Trust

By: State Street Bank and Trust Company, as Trustee for the General Motors Salaried Employee Pension Trust (Account 7N1I), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

General Motors Hourly-Rate Employees Pension Trust

By: State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Hourly Rate Employees Pension Trust (Account 7N1H), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:	/s/Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President

General Motors Salaried Employees Pension Trust

By: State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Salaried Employees pension Trust (Account 7N1H), and not in its individual capacity, as directed by DDJ Capital Management, LLC, as Investment Manager

By:
Name:
Title:

Name of Lender: Pyramis Floating Rate High Income Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/David Censorio
	Name:	David Censorio
	Title:	VP

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P. its investment manager or its investment advisor

By:	/s/William A. Housey, Jr.
	Name:	William A. Housey, Jr.
	Title:	Senior Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Franklin Custodian Funds, Inc. Franklin Income Fund

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block

By:
Name:
Title:

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund

By:	/s/Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block

By:
Name:
Title:

ING Franklin Income Portolio

By:	/s/Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block

By:
Name:
Title:

Met Investors Series Trust - Met/Franklin Income Portfolio

By:	/s/Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer- executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Mutual Shares Fund,
Mutual Quest Fund,
Mutual Beacon Fund,
Mutual Global Discovery Fund,
Mutual Shares Securities Fund,
Mutual Global Discovery Securities Fund,
Mutual Beacon Fund (Canada),
Mutual Discovery Fund (Canada),
Franklin Mutual Recovery Fund,
ING Franklin Mutual Shares Portfolio,
EQ/Mutual Large Cap Equity Portfolio,
JNL Franklin Templeton Mutual Shares Fund,
John Hancock Trust _. Mutual Shares Trust,
John Hancock Funds II-John Hancock Mutual Shares Fund
MET/Frankiin Mutual Shares Portfolio, and
AZL/Mutual Shares Strategy

each as a Lender

By: Franklin Mutual Advisers, LLC, each Lender's investment advisor

By:	/s/Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Ascension Health
by Goldman Sachs Asset Management, L.P.
solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

California State Teachers’ Retirement System by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Factory Mutual Insurance Company by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

First Plaza Group Trust II by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P. (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

By:	/s/Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

For any Person requiring a second signature block

By:
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Fund by Goldman Sachs Asset Management, L.P. as investment advisor

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Lyondell Master Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

MeadWestvaco Corporation Master Retirement Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

ORIZABA, LP by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

The Regents of the University of California by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/Casey Lankenau
	Name:	Casey Lankenau
	Title:	Vice President

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

GPC 83, LLC P&S Credit Management, LLC

By:	/s/Greg Pearson
	Name:	Greg Pearson
	Title:	CFO

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Gracie Credit Opportunities Master Fund, LP P&S Credit Management, LLC

By:	/s/Greg Pearson
	Name:	Greg Pearson
	Title:	CFO

For any Person requiring a second signature block

By:
Name:
Title:

GSO CCU Financing Borrower LLC By: GSO Capital Partners LP as Investment Manager

By:	/s/Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Highfields Capital I LP

By:	/s/Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director & General Counsel
Highfields Capital Management LP,
the Management Company

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Highfields Capital II LP

By:	/s/Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director & General Counsel
Highfields Capital Management LP,
the Management Company

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Highfields Capital III LP

By:	/s/Joseph F. Mazzella
	Name:	Joseph F. Mazzella
	Title:	Managing Director & General Counsel
Highfields Capital Management LP,
the Management Company

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Ice Global Value Loans Master Fund Ltd.

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Sr. Analyst

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Phoenix CLO I, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

Phoenix CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

Phoenix CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

IBM Personal Pension Plan Trust
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma
	Title:	Vice President

Name of Lender: Fernwood Associates LLC
By: Intermarket Corporation

By:	/s/David Forer
	Name:	David Forer
	Title:	Managing Director

Name of Lender: Fernwood Foundation Fund LLC
By: Intermarket Corporation

By:	/s/David Forer
	Name:	David Forer
	Title:	Managing Director

Name of Lender: Fernwood Restructurings Limited

By:	/s/David Forer
	Name:	David Forer
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

DIVERSIFIED CREDIT PORTFOLIO, LTD.
By: INVESCO Senior Secured Management, Inc.
as Investment Adviser

By:	/s/Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Van Kampen Dynamic Credit Opportunities Fund
By: Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Floating Rate Fund
By: Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Prime Income Trust
By: Invesco Senior Secured Management, Inc
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Van Kampen Senior Income Trust
By: Invesco Senior Secured Management, Inc
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Van Kampen Senior Loan Fund
By: Invesco Senior Secured Management, Inc
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Invesco Funds III - Invesco Senior Loan Fund
By: Invesco Asset Management S.A., as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

John Hancock Trust - Income Trust

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

ADVANCED SERIED TRUST-AST HIGH YIELD PROTFOLIO

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Advanced Series Trust: Ast J.P. Morgan Strategic Opportunities Portfolio

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

California Public Employees’ Retirement System

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

CFIM Hybrid Tri-Asset Fund

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Consumer Program Administrators Inc.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Distressed Debt Opportunities Master Fund, Ltd.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Leveraged Loans Master Fund L.P.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan High Yield Fund

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Core Plus Bond Fund

By:	/s/William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Income Builder Fund

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Strategic Income Opportunities Fund

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Strategic Income Opportunities Fund

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Louisiana State Employees’ Retirement System

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Managers High Yield Fund

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

SEI Institutional Managed Trust - High Yield Bond Fund

By:	/s/ Michael Good
	Name:	Michael Good
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Ocean Road Investment Partners LP

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Pacholder High Yield Fund, Inc.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Southern Ute Permanent Fund

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

National Railroad Retirement Investment Trust

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Titanium Trading Partners, LLC

By:	/s/William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J.P. Morgan Chase Bank, N.A.

By:	/s/Thomas D. Sawyer III
	Name:	Thomas D. Sawyer III
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

AON Investment Consulting Inc.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Principal Funds Inc. - High Yield Fund I

By:	/s/William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Commingled Pension Trust Fund (Distressed Debt Opportunities) of JP Morgan Chase Bank, N.A.

By:	/s/ William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Commingled Pension Trust Fund (High Yield) of JP Morgan Chase Bank, N.A.

By:	/s/William Morgan
	Name:	William Morgan
	Title:	Managing Director

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

J. P. Morgan Whitefriars Inc.

By:	/s/Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-Fact

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

LP MA1, Ltd

By:	/s/David Sabath
	Name:	David Sabath
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

SEG Latigo Master Fund, Ltd.

By:	/s/David Sabath
	Name:	David Sabath
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

SEG LP MA2, LP

By:	/s/ David Sabath
	Name:	David Sabath
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Clearcom Holdings II, L.P.

By:	/s/ Michael Soloman
	Name:	Michael Soloman
	Title:	Partner

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

American States Insurance Company

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Employers Insurance Company of Wausau

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

General Insurance Company of America

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Liberty Mutual Insurance Company

By:	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Peerless Insurance Company

By:	/s/Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Longacre Acquisition LLC

By: Longacre Fund Management LLC, Its Manager

By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Manager

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Golden Knight II CLO, Ltd.

By: Lord Abbett & Co LLC as Collateral Manager

By:	/s/ Elizabeth Mace
	Name:	Elizabeth Mace
	Title:	Portfolio Manager

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Lord Abbett Bond Debenture Fund

By:	/s/ Elizabeth Mace
	Name:	Elizabeth Mace
	Title:	Portfolio Manager

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Lord Abbett Bond Debenture Fund, Inc.

By:	/s/ Elizabeth Mace
	Name:	Elizabeth Mace
	Title:	Portfolio Manager

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

By:	/s/ Elizabeth Mace
	Name:	Elizabeth Mace
	Title:	Portfolio Manager

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Illinois State Board of Investment

By: McDonnell Investment Management LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

For any Personrequiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

McDonnell Bank Loan Select Master Fund, a Class of the McDonnell Bank Loan Select Series Trust I

By: McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

McDonnell Loan Opportunity, Ltd.

By: McDonnell Investment Management, LLC as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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By:
Name:
Title:

Name of Lender (with any Person that is a L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer):

Wind River CLO I Ltd.

By: McDonnell Investment Management LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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Name:
Title:

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Mackay Shields Defensive Bond Arbitrage Fund LTD

Arkansas Public Employees Retirement System

MacKay Short Duration Alpha Fund

New York Life Insurance Company (Guaranteed Products)

New York Life Insurance Company, GP - Portable Alpha

MacKay Shields Core Plus Opportunities Fund Ltd

Arkansas Judicial Retirement System

MainStay Diversified Income Fund, a series of the MainStay Funds

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

Caspian Alpha Long Credit Fund, L.P.

By:
Mariner Investment Group, as Investment Advisor

By:	/s/David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Caspian Capital Partners, L.P.

By:
Mariner Investment Group LLC, as Investment Advisor

By:	/s/David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Caspian Corporate Loan Fund, LLC

By:
Mariner Investment Group LLC, as Investment Advisor

By:	/s/David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Caspian Select Credit Master Fund, Ltd.

By:
Mariner Investment Group LLC, as Investment Advisor

By:	/s/David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Caspian Solitude Master Fund, L.P.

By:
Mariner Investment Group LLC, as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Mariner LDC

By:
Mariner Investment Group LLC, as Investment Advisor

By:	/s/David Corleto
	Name:	David Corleto
	Title:	Principal, Mariner Investment Group, as Investment Manager

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Trilogy Portfolio Co. LLC

By:	/s/ Paul S. Greenberg
	Name:	Paul S. Greenberg
	Title:	Authorized Signatory

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McDonnell Bank Loan Select Master Fund, a Class of the McDonnell Bank Loan Select Series Trust I

By: McDonnell Investment Management, LLC. as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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Name:
Title:

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Illinois State Board of Investment

By: McDonnell Investment Management, LLC. as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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McDonnell Loan Opportunity Ltd.

By: McDonnell Investment Management LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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Name:
Title:

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Wind River CLO I LTD.

By: McDonnell Investment Management LLC, as Manager

By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

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Name:
Title:

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Morgan Stanley Senior Funding, Inc.

By:	/s/ Adam Savarese
	Name:	Adam Savarese
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

By:	/s/ Penny Mekouras
	Name:	Penny Mekouras
	Title:	Authorized Signatory for Morgan Stanley Senior Funding

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SOF Investments, L.P.

By:	/s/ Marcello Liguori
	Name:	Marcello Liguori
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

LightPoint CLO III, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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Name:
Title:

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LightPoint CLO IV, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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Name:
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LightPoint CLO V, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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Name:
Title:

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LightPoint CLO VII, Ltd

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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Name:
Title:

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LightPoint CLO VIII, Ltd.

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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By:
Name:
Title:

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Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

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By:
Name:
Title:

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State Street Bank and Trust Company, as Trustee for the General Motors Salaried Employees Pension Trust

By:	/s/ Mark London
	Name:	Mark London
	Title:	Assistant Vice President

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Name:
Title:

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State Street Bank and Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust

By:	/s/ Mark London
	Name:	Mark London
	Title:	Assistant Vice President

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Name:
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Oaktree FF Investment Fund, L.P.

By:
Oaktree FF Investment Fund GP, L.P.
Its:
General Partner

By:
Oaktree FF Investment Fund GP Ltd,
Its:
General Partner

By:
Oaktree Capital Management, L.P.
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oaktree Huntington Investment Fund, L.P.

By:
Oaktree Huntington Investment Fund GP, L.P.
Its:
General Partner

By:
Oaktree Huntington Investment Fund GP, Ltd.
Its:
General Partner

By:
Oaktree Capital Management, L.P.
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oaktree Opportunities Fund VIII Delaware, L.P.

By:
Oaktree Huntington Investment Fund GP, L.P.
Its:
General Partner

By:
Oaktree Huntington Investment Fund GP Ltd.
Its:
General Partner

By:
Oaktree Capital Management, L.P.
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oaktree Huntington Investment Fund, L.P.

By:
Oaktree Huntington Investment Fund GP, L.P.
Its:
General Partner

By:
Oaktree Huntington Investment Fund GP Ltd.
Its:
General Partner

By:
Oaktree Capital Management, L.P.
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oaktree Value Opportunities Fund Holdings, L.P.

By:
Oaktree Value Opportunities Fund GP, L.P.
Its:
General Partner

By:
Oaktree Value Opportunities Fund GP Ltd.
Its:
General Partner

By:
Oaktree Capital Management, L.P
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oaktree Opportunities Fund VIII (Parallel),L.P.

By:
Oaktree Opportunities Fund VIII GP, L.P.
Its:
General Partner

By:
Oaktree Opportunities Fund VIII GP Ltd.
Its:
General Partner

By:
Oaktree Capital Management, L.P
Its:
Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

OCM Opportunities Fund VII Delaware, L.P.

By:
OCM Opportunities Fund VII Delaware GP Inc.
Its:
General Partner

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

OCM Opportunities Fund VIIb Delaware, L.P.

By:
Oaktree Fund GP, LLC
Its:
General Partner

By:
Oaktree Fund GPI, LP.
Its:
Managing Member

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

By:	/s/ Robert O’Leary
	Name:	Robert O’Leary
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Pacific Life Insurance Company

By:	/s/ James P. Leasure
	Name:	James P. Leasure
	Title:	Assistant Vice President

By:	/s/ Joseph J. Tortorelli
	Name:	Joseph J. Tortorelli
	Title:	Assistant Secretary

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

BLT 8 LLC

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Paulson Credit Opportunities Master Ltd.

By:	/s/ Stuart Morzer
	Name:	Stuart Morzer
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Oceana Master Fund Ltd.

By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-In-Fact

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Pentwater Growth Fund Ltd.

By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-In-Fact

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

EQ Advisors Trust - EQ/Franklin Income Portfolio

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP - Portfolio Manager & Dir. Core/Hybrid Portfolio Management

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Rosedale CLO Ltd.

By:
Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Analyst

For any Person requiring a second signature block:

By:
Name:
Title:

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Vela Dollar Funding Ltd.

By:	/s/Sinisa Krnic
	Name:	Sinisa Krnic
	Title:	Director

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By:
Name:
Title:

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Vela Dollar Funding Limited

By:	/s/Sinisa Krnic
	Name:	Sinisa Krnic
	Title:	Director

For any Person requiring a second signature block:

By:
Name:
Title:

The Putnam Advisory Company, LLC on Behalf of IG Putnam High Yield Income Fund

By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

The Putnam Advisory Company, LLC on Behalf of Interpolis Pensioenen Global High Yield Pool

By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

Maxim Putnam High Yield Bond Portfolio of Maxim Series Fund

By: Putnam Investment Management, LLC

By:	/s/ Kevin Parnell
	Name:	Kevin Parnell
	Title:	Supervisor

Putnam Diversified Income Trust

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam Diversified Income Trust (Cayman) Master Fund

By: The Putnam Advisory Company, LLC

By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

Putnam Floating Rate Income Fund

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam High Yield Advantage Fund

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam High Yield Trust

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam Master Intermediate Income Trust

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam Premier Income Trust

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam Variable Trust - PVT Diversified Income Fund

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V. P.

Putnam Variable Trust - PVT High Yield Fund

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V P

The Putnam Advisory Company, LLC on Behalf of Stichting Pensioenfonds Voor Fysiotherapeuten

By:	/s/ Suzanne Deshaies
	Name:	Suzanne Deshaies
	Title:	V P

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

By:	/s/ Joseph Sileo
	Name:	Joseph Sileo
	Title:	SUP
The Royal Bank of Scotland, plc

For any Person requiring a second signature block:

By:	/s/ Joseph Sileo
	Name:	Joseph Sileo
	Title:	SUP
The Royal Bank of Scotland, plc

Royal Bank of Canada

By:	/s/ Suzanne Kaicher
	Name:	Suzanne Kaicher
	Title:	Attorney-In-Fact

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Redwood Master Fund, Ltd

By:	/s/ Rich Bariela
	Name:	Rich Bariela
	Title:	Principal, Redwood Capital Mgmt, LLC, as Investment Manager

For any Person requiring a second signature block:

By:
Name:
Title:

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Mountain View Funding CLO 2006-I, Ltd.

By:
Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd

By:
Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd

By:
Seix Investment Advisors LLC, as Collateral Manager

Seix Credit Opportunities Fund Financing I, Ltd

By: Seix Investment Advisors LLC, as Investment Manager

Ridgeworth Funds - Seix Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Sub-Adviser

Rochdale Fixed Income Opportunities Portfolio

By: Seix Investment Advisors LLC, as Sub-Adviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Protean CBNA Loan Funding LLC

By:
Citibank, N.A

By:	/s/ Emily Chong
	Name:	Emily Chong
	Title:	Director

For any Person requiring a second signature block:

By:
Name:
Title:

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SPCP Group, LLC

By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	Authorized Signatory

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Black Mountain Funding LLC

By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

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By:
Name:
Title:

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Solus Core Opportunities Master Fund Ltd

By:
Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Chris Bondy
	Name:	Chris Bondy
	Title:	Executive Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Virginia Retirement System

By:
Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Chris Bondy
	Name:	Chris Bondy
	Title:	Executive Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Stone Lion Portfolio, L.P. Stone Lion Capital Partners L.P. Investment Manager

By:
SL Capital Partners LLC

Its:
General Manager

By:
Stone Lion Capital LLC, Managing Member

By:	/s/ Claudia Borg
	Name:	Claudia Borg
	Title:	General Counsel

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By:
Name:
Title:

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Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony)

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony)

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Floating Rate Income Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Floating Rate Income Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Floating Rate Income Opportunity Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Floating Rate Income Opportunity Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Multi-Strategy Income and Growth Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Multi-Strategy Income and Growth Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Multi-Strategy Income and Growth Fund 2

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Multi-Strategy Income and Growth Fund 2

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Senior Income Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Nuveen Senior Income Fund

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO I, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO I, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO II, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO II, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO III, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO III, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO IV, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO V, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony CLO VI, Ltd

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony Credit Opportunity Master Fund, Ltd.

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Symphony Credit Opportunity Fund, L.P

By:
Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	PM

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Great-West Investors, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Putnam Investments Employees’ Securities Company III, LLC

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

THL Coinvestment Partners, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

THL Operating Partners, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Thomas H. Lee Equity Fund VI, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Thomas H. Lee Parallel Fund VI, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Thomas H. Lee Parallel (DT) Fund VI, L.P

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price High Yield Fund, Inc

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Associates, Inc., as investment advisor

By:
Board of Pensions of the Evangelical Lutheran Church in America

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Associates, Inc., as investment advisor

By:
IAM National Pension Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Associates, Inc., as investment sub-advisor

By:
John Hancock Funds II - Spectrum Income Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

This consent is made by the following Lender acting through the undersigned investment advisor

By:
T. Rowe Price Associates, Inc., as investment sub-advisor

By:
Lucent Technologies Inc. Master Pension Trust

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

THL (CCD) GP

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Shubelike LLC

By:
The Royal Bank of Scotland plc as attorney-in-fact

By:	/s/ Matthew S. Rosencrans
	Name:	Matthew S. Rosencrans
	Title:	Vice President

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Tiger Funding

By:	/s/ Liza Rahmat
	Name:	Liza Rahmat
	Title:	Authorized Signatory

For any Person requiring a second signature block:

By:
Name:
Title:

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Gallatin CLO II 2005-1, Ltd

By:
UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Principal

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Gallatin CLO III 2007-1, Ltd As Assignee

By:
UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Principal

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Grayston CLO II 2004-1, Ltd

By:
UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Niall Rosenzweig
	Name:	Niall Rosenzweig
	Title:	Principal

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

USAA High Yield Opportunities Fund

By:	/s/ Matthew Freund
	Name:	Matthew Freund
	Title:	SVP Investment Portfolio Management

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Wells Fargo Bank, N.A., as Successor by Merger to Wachovia Bank, National Association

By:	/s/ Lenard Weiner
	Name:	Lenard Weiner
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Wells Fargo Bank, N.A., as Successor by Merger to Wachovia Bank, National Association

By:	/s/ Lenard Weiner
	Name:	Lenard Weiner
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Wells Fargo Bank, National Association

By:	/s/ Lenard Weiner
	Name:	Lenard Weiner
	Title:	Managing Director

Name of Lender (with any Person that is an L/C Issuer executing this signature page both in its capacity as a Lender and as an L/C Issuer)

Wells Fargo Bank, National Association

By:	/s/ Lenard Weiner
	Name:	Lenard Weiner
	Title:	Managing Director

Exhibit A

AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of May 13, 2008,
as Amended and Restated as of February 23, 2011

among

CLEAR CHANNEL COMMUNICATIONS, INC.,
as Parent Borrower,

the Subsidiary Co-Borrowers party hereto,

the Foreign Subsidiary Revolving Borrowers party hereto,

CLEAR CHANNEL CAPITAL I, LLC,
as Holdings,

CITIBANK, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,

DEUTSCHE BANK AG NEW YORK BRANCH,
as L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

-i-

-ii-

-iii-

SCHEDULES1

1.01A	[Reserved]
_________________________________

1	To the extent a Schedule or Annex is [Reserved], the corresponding Schedule in the Existing Credit Agreement shall continue to apply.

-iv-

1.01B	[Reserved]
1.01C	[Reserved]
1.01D	[Reserved]
1.01E	[Reserved]
1.01G	[Reserved]
2.01A	[Reserved]
5.11(b)	[Reserved]
5.12	[Reserved]
5.18	[Reserved]
6.11(h)	[Reserved]
7.01(b)	[Reserved]
7.02(g)	[Reserved]
7.03(b)	[Reserved]
7.05(o)	[Reserved]
7.05(p)	[Reserved]
7.08	[Reserved]
7.09	[Reserved]
10.02	[Reserved]

Annex I	[Reserved]

EXHIBITS2

A	[Reserved]
B	[Reserved]
C-1	[Reserved]
C-2	[Reserved]
C-3	[Reserved]
C-4	[Reserved]
C-5	[Reserved]
C-6	[Reserved]
C-7	[Reserved]
D	[Reserved]
E	[Reserved]
F-1	[Reserved]
F-2	[Reserved]
F-3	[Reserved]
F-4	[Reserved]
G-1	[Reserved]
G-2	[Reserved]
G-3	[Reserved]
G-4	[Reserved]
G-5	[Reserved]
H-1	[Reserved]
___________________________________

2	To the extent an Exhibit is [Reserved], the corresponding Exhibit in the Existing Credit Agreement shall continue to apply.

-v-

H-2	[Reserved]
H-3	[Reserved]
H-4	[Reserved]
H-5	[Reserved]
H-6	[Reserved]
H-7	[Reserved]
H-8	[Reserved]
I-1	Form of Intercreditor Agreement
I-2	Form of First Lien Intercreditor Agreement
I-3	Form of Second Lien Intercreditor Agreement
J	[Reserved]
K	[Reserved]
L	[Reserved]

-vi-

AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 13, 2008, as amended and restated as of February 23, 2011, among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation (“Parent Borrower”), CLEAR CHANNEL CAPITAL I, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Co-Borrowers (as defined below), the Foreign Subsidiary Revolving Borrowers (as defined below) from time to time party hereto, CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

The Parent Borrower, Holdings, the Subsidiary Co-Borrowers, the Foreign Subsidiary Revolving Borrowers, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of May 13, 2008 (together with all Exhibits and Schedules thereto and as amended through the date hereof, the “Existing Credit Agreement”).

The proceeds of the Term Loans and the Revolving Credit Loans made available under the Existing Credit Agreement have been used for the purposes set forth therein.  The proceeds of Revolving Credit Loans and Swing Line Loans made after the Restatement Date and Letters of Credit issued on or after the Restatement Date will be used for (i) working capital needs of the Parent Borrower and its Subsidiaries, (ii) general corporate purposes of the Parent Borrower and its Subsidiaries and (iii) any other purpose not prohibited by this Agreement, including Restricted Payments and repayments of the Retained Existing Notes on their respective maturity dates.

Pursuant to the Amendment Agreement, the Parent Borrower, Holdings, the Administrative Agent, the Swing Line Lender, the L/C Issuers and the Required Lenders have agreed to amend and restate the Existing Credit Agreement in the form hereof.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

Definitions and Accounting Terms

Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Administrative Agent” means Citibank in its capacity as administrative agent and collateral agent under the ABL Credit Agreement, or any successor administrative agent and collateral agent under the ABL Credit Agreement.

“ABL Credit Agreement” means that certain asset-based revolving credit agreement dated as of the Execution Date, among the Parent Borrower, Holdings, the subsidiary borrowers party thereto, the lenders party thereto and Citibank, as administrative agent and collateral agent, as the same may be amended, restated, modified, supplemented, replaced or refinanced from time to time.

“ABL Facilities” means the asset-based revolving credit facilities under the ABL Credit Agreement.

“ABL Facility Documentation” means the ABL Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.

 “Activities” has the meaning specified in Section 9.09(b).

“Additional Cash from Revolver Draw” means if (a) the Initial Revolving Borrowing exceeds $80,000,000 and (b) the Equity Contribution is less than $3,500,000,000, the excess of the Initial Revolving Borrowing over $80,000,000.

“Additional Lender” has the meaning specified in Section 2.14(a).

“Additional Non-Principal Properties Certificate” shall mean a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent in accordance with Section 6.11(d) or 6.11(e), setting forth, as of the time of delivery of such certificate, a list of any new Additional Non-Principal Properties Collateral.

“Additional Non-Principal Properties Collateral” means any assets of the Parent Borrower or any U.S. Guarantor identified as “Additional Non-Principal Properties Collateral” in an Additional Non-Principal Properties Certificate, which assets the Parent Borrower has determined, in its discretion, do not constitute “Principal Properties” under (and as defined in and determined in accordance with) the Retained Existing Notes Indenture.

“Additional Principal Properties Certificate” shall mean a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent in accordance with Section 6.11(d), setting forth, as of the time of delivery of such certificate, a list of any new Additional Principal Properties Collateral and a calculation of the Principal Properties Collateral Amount.

“Additional Principal Properties Collateral” means any assets of the Parent Borrower or any U.S. Guarantor identified as “Additional Principal Properties Collateral” in an Additional Principal Properties Certificate.

“Administrative Agent” means Citibank, in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent, it being understood that Citibank may designate any of its Affiliates, including, without limitation, Citicorp International plc, as administrative agent for the Alternative Currency Revolving Credit Facility and that such Affiliate shall be considered an Administrative Agent for all purposes hereunder.

“Administrative Agent Claim” has the meaning specified in Section 9.16(i).

“Administrative Agent Dutch Claim” has the meaning specified in Section 9.16(a).

“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.  For the avoidance of doubt, none of the Arrangers, the Agents, their respective lending affiliates or any entity acting as an L/C Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Parent Borrower or any of their respective Subsidiaries.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Syndication Agents, the Co-Documentation Agents, the Supplemental Administrative Agents (if any) and the Arrangers.

“Agent’s Group” has the meaning specified in Section 9.09(b).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Amended and Restated Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

“Agreement Currency” has the meaning specified in Section 10.19.

“Aloha Trust” means The Aloha Trust Station Trust, LLC, a Delaware limited liability company.

“Alternative Currency” means Euros, Sterling, Canadian Dollars and each other currency (other than Dollars) that is approved by the Administrative Agent, the Alternative Currency Revolving Credit Lenders and the Alternative Currency L/C Issuers in accordance with Section 1.07.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency L/C Advance” means, with respect to each Alternative Currency Revolving Credit Lender, such Lender’s funding of its participation in any Alternative Currency L/C Borrowing in accordance with its Pro Rata Share.  All Alternative Currency L/C Advances shall be denominated in Dollars.

“Alternative Currency L/C Borrowing” means an extension of credit resulting from a drawing under any Alternative Currency Letter of Credit that has not been reimbursed on the applicable Honor Date or refinanced as an Alternative Currency Revolving Credit Borrowing.  All Alternative Currency L/C Borrowings shall be denominated in Dollars.

“Alternative Currency L/C Credit Extension” means, with respect to any Alternative Currency Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“Alternative Currency L/C Issuer” means Citibank, Deutsche Bank AG New York Branch and any other Lender that becomes an Alternative Currency L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Alternative Currency Letters of Credit hereunder, or any successor issuer of Alternative Currency Letters of Credit hereunder.

“Alternative Currency L/C Obligations” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Alternative Currency Letters of Credit (whether or not (i) such maximum amount is then in effect under any such Alternative Currency Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Alternative Currency Letter of Credit or (ii) the conditions to drawing can then be satisfied) plus the aggregate of all Unreimbursed Amounts in respect of Alternative Currency Letters of Credit, including all Alternative Currency L/C Borrowings.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Alternative Currency L/C Sublimit” means an amount equal to $100,000,000.

“Alternative Currency Letter of Credit” means a Letter of Credit denominated in Dollars or an Alternative Currency and issued pursuant to Section 2.03(a)(i)(B).

“Alternative Currency Revolving Commitment Increase” shall have the meaning specified in Section 2.14(a).

“Alternative Currency Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Alternative Currency Revolving Credit Borrowing” means a borrowing consisting of Alternative Currency Revolving Credit Loans of the same Type, denominated in the same currency and having the same Interest Period made by each of the Alternative Currency Revolving Credit Lenders pursuant to Section 2.01(b).

“Alternative Currency Revolving Credit Commitment” means, as to each Alternative Currency Revolving Credit Lender, its obligation to (a) make Alternative Currency Revolving Credit Loans to the Parent Borrower and the Foreign Subsidiary Revolving Borrowers pursuant to Section 2.01(b)(ii) and (b) purchase participations in Alternative Currency L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, opposite such Lender’s name on Schedule 2.01A under the caption “Alternative Currency Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate Dollar Amount of Alternative Currency Revolving Credit Commitments of all Alternative Currency Revolving Credit Lenders shall be $144,603,801.50 on the Restatement Date after giving effect to the Commitment Reduction, as such amount may be adjusted from time to time in accordance with the terms of this Agreement, including pursuant to any applicable Alternative Currency Revolving Commitment Increase.

“Alternative Currency Revolving Credit Exposure” means, as to each Alternative Currency Revolving Credit Lender, the sum of the Outstanding Amount of such Alternative Currency Revolving Credit Lender’s Alternative Currency Revolving Credit Loans and its Pro Rata Share of the Alternative Currency L/C Obligations at such time.

“Alternative Currency Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Alternative Currency Revolving Credit Commitments at such time.

“Alternative Currency Revolving Credit Lender” means, at any time, any Lender that has an Alternative Currency Revolving Credit Commitment at such time.

“Alternative Currency Revolving Credit Loan” has the meaning specified in Section 2.01(b)(ii).

“Alternative Currency Revolving Credit Note” means a promissory note of the Parent Borrower and the Foreign Subsidiary Revolving Borrowers, payable to any Alternative Currency Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-7 to the Existing Credit Agreement, evidencing the aggregate Indebtedness of such Borrower to such Alternative Currency Revolving Credit Lender resulting from the Alternative Currency Revolving Credit Loans made by such Alternative Currency Revolving Credit Lender.

“Amendment Agreement” means the Amendment and Restatement Agreement dated as of February 15, 2011, among the Parent Borrower, Holdings, the Administrative Agent, the Swing Line Lender, the L/C Issuers and the Lenders party thereto.

“AMFM” means AMFM Operating Inc., a Delaware corporation.

“AMFM Notes” means the 8% Senior Notes due 2008 of AMFM.

“AMFM Notes Indenture” means that certain Indenture dated as of November 17, 1998 among AMFM (formerly known as Chancellor Media Corporation of Los Angeles), the guarantors thereto, and The Bank of New York, as trustee, as supplemented by the First Supplemental Indenture dated as of August 23, 1999, as further supplemented by the Second Supplemental Indenture dated as of November 19, 1999 and as further supplemented by the Third Supplemental Indenture dated as of January 18, 2000, as may be amended, supplemented or modified from time to time.

“Annual Financial Statements” means the consolidated balance sheets of the Parent Borrower as of each of December 31, 2007, 2006 and 2005, and the related consolidated statements of income, stockholders’ equity and cash flows for the Parent Borrower for the fiscal years then ended.

“Applicable Rate” means a percentage per annum equal to:

(a)           with respect to Tranche A Term Loans (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, 3.40% and (B) for Base Rate Loans, 2.40% and (ii) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate	Base Rate
1	<4:1	2.90%	1.90%
2	≥4:1 but <5:1	3.025%	2.025%
3	≥5:1 but <6:1	3.150%	2.150%
4	≥6:1 but <7:1	3.275%	2.275%
5	≥7:1	3.40%	2.40%

(b)           with respect to Tranche B Term Loans (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, 3.65% and (B) for Base Rate Loans, 2.65% and (ii) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate	Base Rate
1	<7:1	3.40%	2.40%
2	≥7:1	3.65%	2.65%

(c)           with respect to Tranche C Term Loans (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, 3.65% and (B) for Base Rate Loans, 2.65% and (ii) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate	Base Rate
1	<7:1	3.40%	2.40%
2	≥7:1	3.65%	2.65%

(d)           with respect to Delayed Draw Term Loans (i) for commitment fees in respect of (x) the Delayed Draw 1 Term Loan Commitment, 1.825%, and (y) the Delayed Draw 2 Term Loan Commitment, 1.825%, and (ii) (x) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, 3.65% and (B) for Base Rate Loans, 2.65%, and (y) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate	Base Rate
1	<7:1	3.40%	2.40%
2	≥7:1	3.65%	2.65%

(e)           with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees (i) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, 3.40%, (B) for Base Rate Loans, 2.40%, (C) for Letter of Credit fees, 3.40% and (D) for commitment fees, 0.50% and (ii) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurocurrency Rate and Letter of Credit Fees	Base Rate	Commitment Fees
1	<4:1	2.90%	1.90%	0.375%
2	≥4:1 but <5:1	3.025%	2.025%	0.50%
3	≥5:1 but <6:1	3.15%	2.15%	0.50%
4	≥6:1 but <7:1	3.275%	2.275%	0.50%
5	≥7:1	3.40%	2.40%	0.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that if a Compliance Certificate was required to have been delivered but was not delivered the highest Applicable Rate pertaining to any pricing level shall apply as of the earlier of (i) 15 days after the day such Compliance Certificate was required to be delivered and (ii) the day on which the Required Lenders so require, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply); provided further that if an Event of Default exists, the highest Applicable Rate pertaining to any pricing level shall apply with respect to Commitment Fees.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined at any time before the 91st day after the date on which all Loans have been repaid and all Commitments have been terminated that the Total Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Total Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.08(a) and 2.09(a) as a result of the miscalculation of the Total Leverage Ratio shall be deemed to be (and shall be) due and payable upon the date that is five (5) Business Days after notice by the Administrative Agent to the Parent Borrower of such miscalculation.  If the preceding sentence is complied with the failure to previously pay such interest and fees shall not in and of itself constitute a Default and no amounts shall be payable at the Default Rate in respect of any such interest or fees.

“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Alternative Currency L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Appropriate Lender” means, at any time, (a) with respect to Commitments or Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii)(x) with respect to any Dollar Letters of Credit issued pursuant to Section 2.03(a)(i)(A), the Dollar Revolving Credit Lenders and (y) with respect to any Alternative Currency Letters of Credit issued pursuant to Section 2.03(a)(i)(B), the Alternative Currency Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Dollar Revolving Credit Lenders.

“Approved Electronic Communications” means each Communication that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including any financial statement, financial and other report, notice, request and certificate; provided, however, that, solely with respect to delivery of any such Communication by any Loan Party to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, “Approved Electronic Communication” shall exclude (i) any notice of borrowing, letter of credit request, swing loan request, notice of conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.05(a) and Section 2.05(b) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article IV or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

“Arrangers” has the meaning assigned to such term in the Existing Credit Agreement.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E to the Existing Credit Agreement or any other form approved by the Administrative Agent.

“Assignment Taxes” has the meaning specified in Section 3.01(f).

“Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, (x) when used with respect to any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (y) when used with respect to any sale-leaseback transaction, the present value (discounted at a rate equivalent to the Parent Borrower’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such sale-leaseback transaction.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Available Amount” means, at any time (the “Reference Date”), the sum of (without duplication):

(a)           an amount equal to 50% of Consolidated Net Income of the Parent Borrower and the Restricted Subsidiaries for the Available Amount Reference Period (or, in the case such Consolidated Net Income shall be a negative number, minus 100% of such negative number), provided that the amount in this clause (a) shall only be available if the Total Leverage Ratio for the Test Period immediately preceding such incurrence calculated on a pro forma basis for any Investments made pursuant to Section 7.02(d)(v), 7.02(j)(B)(ii) or 7.02(p)(ii), any Restricted Payment made pursuant to Section 7.06(l)(ii) or any repayments, prepayments, redemptions, purchases, defeasance and other payments made pursuant to Sections 7.12(a)(vii)(2), would be less than or equal to 6.8 to 1.0; plus

(b)           [Reserved];

(c)           the amount of any cash capital contributions (other than any Cure Amount and any Specified Equity Contribution and other than any amount funded for any cost or expense referenced in clause (a)(vii) of the definition of “Consolidated EBITDA”) or Net Cash Proceeds from Permitted Equity Issuances (or issuances of debt securities that have been converted into or exchanged for Qualified Equity Interests) (other than the Equity Contribution and Net Cash Proceeds used to make Restricted Payments pursuant to Section 7.06(f) and any Specified Equity Contribution) received by the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent as common equity capital to the Parent Borrower) during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

(d)           to the extent not (A) included in clause (a) above or (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the aggregate amount of all cash dividends and other cash distributions received by the Parent Borrower or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries made or designated by using the Available Amount during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; plus

(e)           to the extent not (A) included in clause (a) above or (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the aggregate amount of all cash repayments of principal received by the Parent Borrower or any Restricted Subsidiary from any Minority Investments or Unrestricted Subsidiaries during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date in respect of loans or advances made by the Parent Borrower or any Restricted Subsidiary to such Minority Investments or Unrestricted Subsidiaries made by using the Available Amount; plus

(f)           to the extent not (A) included in clause (a) above, (B) already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment or (C) required to be applied to prepay Term Loans in accordance with Section 2.05(b)(ii), the aggregate amount of all Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any Minority Investment or Unrestricted Subsidiary that was made by using the Available Amount during the period from and including the Business Day immediately following the Closing Date through and including the Reference Date; minus

(g)           the aggregate amount of distributions and redemptions by any Securitization Entity in respect of its Equity Interests of the kind set forth in the definition of “Restricted Payment,” except to the extent such distribution or redemption is received by, or substantially concurrently therewith, contributed to, the Parent Borrower or a Restricted Subsidiary, in each case during the period commencing on the Closing Date and ending on the Reference Date; minus

(h)           the aggregate amount of (A) any Investments made pursuant to Section 7.02(d)(v), Section 7.02(j)(B)(ii) and Section 7.02(p)(ii), (B) any Restricted Payment made pursuant to Section 7.06(l)(ii), and (C) any repayments, prepayments, redemptions, purchases, defeasance and other payments made pursuant to Section 7.12(a)(vii)(2), in each case during the period commencing on the Closing Date and ending on the Reference Date (and, for purposes of this clause (h), without taking account of the intended usage of the Available Amount on such Reference Date).

“Available Amount Reference Period” means, with respect to any Reference Date, the period (taken as one accounting period) commencing on April 1, 2008 and ending on the last day of the most recent fiscal quarter or fiscal year, as applicable, for which financial statements required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), and the related Compliance Certificate required to be delivered pursuant to Section 6.02(a), have been delivered to the Administrative Agent.

“Bankruptcy Code” means title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor statute.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate.”  The “prime rate” is a rate set by the Administrative Agent based upon various factors, including the Administrative Agent’s costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Basel II” has the meaning specified in Section 3.04(a).

“BBA LIBOR” has the meaning specified in the definition of “Eurocurrency Rate.”

“Borrowers” means the Parent Borrower, the Subsidiary Co-Borrowers and the Foreign Subsidiary Revolving Borrowers.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Broadcast Licenses” means the main station license issued by the FCC or any foreign Governmental Authority and held by the Parent Borrower or any of its Restricted Subsidiaries for any Broadcast Station operated by the Parent Borrower or any of its Restricted Subsidiaries.

“Broadcast Stations” means each full-service AM or FM radio broadcast station or full-service television broadcast station now or hereafter owned and operated by the Parent Borrower or any of its Restricted Subsidiaries.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York, New York or in the jurisdiction where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located; provided that:

(a)           if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b)           if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euros, any fundings, disbursements, settlements and payments in Euros in respect of any such Eurocurrency Rate Loan, or any other dealings in Euros to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

(c)           if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euros, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(d)           if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euros in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euros, or any other dealings in any currency other than Dollars or Euros to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollars” and “Cdn.” each mean the lawful money of Canada.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including amounts expended or capitalized under Capitalized Leases) by the Parent Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries.

“Cash Collateral” has the meaning specified in Section 2.03(g).

“Cash Collateral Account” means a blocked account at Citibank (or any successor Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Parent Borrower or any Restricted Subsidiary:

(a)           Dollars;

(b)           (i) Canadian Dollars, Sterling, Euros or any national currency of any participating member state of the EMU or (ii) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(c)           securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(d)           certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000;

(e)           repurchase obligations for underlying securities of the types described in clauses (c) and (d) entered into with any financial institution meeting the qualifications specified in clause (d) above;

(f)           commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 12 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 12 months or less from the date of acquisition;

(g)           marketable short-term money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively, and in each case maturing within 24 months after the date of creation thereof;

(h)           Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s;

(i)           solely for the purpose of determining if an Investment therein is allowed under this Agreement and not for the calculation of the Secured Leverage Ratio and the Total Leverage Ratio, readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition; and

(j)           investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (i) above.

In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (a) through (i) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (a) through (i) and in this paragraph.

“Cash for Post-Closing Expenses” means (x) the aggregate amount of estimated post-closing expenses specified on Schedule 1.01B, less (y) the amount of such post-closing expenses paid or satisfied prior to the Closing Date (it being understood that the Parent Borrower may reduce any such estimated post-closing expense based on its good faith estimate of the actual amount of such post-closing expense as of the Closing Date).

“Cash Management Bank” means any Person that is a Lender or an Affiliate of a Lender at the time it provides any Cash Management Services, whether or not such Person subsequently ceases to be a Lender or an Affiliate of a Lender.

“Cash Management Obligations” means obligations owed by the Parent Borrower or any Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services and designated by the Parent Borrower in writing to the Administrative Agent as “Cash Management Obligations.”

“Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Casualty Event” means any event that gives rise to the receipt by the Parent Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CC UK” means Clear Channel UK Limited, a limited company formed under the laws of England and Wales.

“CCO Cash Management Arrangements” means the cash management arrangements established by the Parent Borrower and CCOH pursuant to the CCO Intercompany Agreements.

“CCO Intercompany Agreements” means (a) the Master Agreement dated as of November 16, 2005 between the Parent Borrower and CCOH as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.12(c) and (b) the Corporate Services Agreement dated as of November 16, 2005 between Clear Channel Management Services, L.P. and CCOH, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.12(c).

“CCOH” means Clear Channel Outdoor Holdings, Inc., a Delaware corporation.

“CCOH Indentures” means the Indentures, dated as of December 23, 2009, among Clear Channel Worldwide Holdings, Inc., CCOH, Clear Channel Outdoor, Inc., the other guarantors party thereto and U.S. Bank National Association, as trustee.

“CCOH 90% Investment” means the first Investment in Equity Interests of CCOH which results in the U.S. Loan Parties owning at least 90% of the then outstanding Equity Interests in CCOH.

“CCU Cash Management Notes” means (a) the Revolving Promissory Note dated November 10, 2005, issued by CCOH to the Parent Borrower pursuant to the CCO Cash Management Arrangements, as the same may be amended, supplemented, modified, extended, renewed, restated or replaced from time to time in accordance with Section 7.12(c) and (b) the Revolving Promissory Note dated November 10, 2005, issued by the Parent Borrower to CCOH pursuant to the CCO Cash Management Arrangements, as the same may be amended, supplemented, modified, extended, renewed, restated or replaced from time to time in accordance with Section 7.12(c) (the “Parent Borrower Obligor Cash Management Note”).

“CCU Notes” means the CCU Cash Management Notes and the CCU Term Note.

“CCU Term Note” means the $2.5 billion Senior Unsecured Term Promissory Note dated as of August 2, 2005 made by Clear Channel Outdoor, Inc. to CCOH, subsequently endorsed to the Parent Borrower, as amended on August 2, 2005, as the same may be amended, supplemented, modified, extended, renewed, restated or replaced from time to time in accordance with Section 7.12(c).

“Change of Control” means the earliest to occur of:

(a)           (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, at least a majority of the then outstanding voting power of the Voting Stock of Parent or the Sponsors ceasing to have the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Parent; or

(ii)           at any time upon or after the consummation of a Qualifying IPO, the acquisition by (A) any Person (other than one or more Permitted Holders) or (B) Persons (other than one or more Permitted Holders) that are together a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any such group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of more than the greater of (x) thirty-five percent (35%) of the then outstanding voting power of the Voting Stock of Parent and (y) the percentage of the then outstanding voting power of Voting Stock of Parent owned, in the aggregate, directly or indirectly, beneficially and of record, by the Permitted Holders, unless, in the case of clause (a)(ii) above, the Sponsors have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Parent; or

(b)           any “Change of Control” (or any comparable term) under the ABL Credit Agreement, the New Senior Notes Indenture or any other Indebtedness with an aggregate principal amount in excess of the Threshold Amount; or

(c)           subject to Section 7.04, the Parent Borrower ceases to be a direct wholly-owned Subsidiary of Holdings or Holdings ceases to be a direct or indirect wholly-owned Subsidiary of Parent, provided that a “Change of Control” under this clause (c) shall not be deemed to have occurred solely as a result of options held by certain employees in the United Kingdom to purchase shares of the Parent Borrower that remain outstanding after the Closing Date so long as such options are terminated by no later than 60 days after the Closing Date.

“Citibank” means Citibank, N.A.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Dollar Revolving Credit Lenders, Alternative Currency Revolving Credit Lenders, Tranche A Term Loan Lenders, Tranche B Term Loan Lenders, Tranche C Term Loan Lenders, Delayed Draw 1 Term Loan Lenders, Delayed Draw 2 Term Loan Lenders, Extension Term Lenders, Extension Revolving Credit Lenders or Lenders under any additional tranche created pursuant to an Incremental Amendment, (b) when used with respect to Commitments, refers to whether such Commitments are Dollar Revolving Credit Commitments, Alternative Currency Revolving Credit Commitments, Tranche A Term Loan Commitments, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, Delayed Draw 1 Term Loan Commitments or Delayed Draw 2 Term Loan Commitments, Extension Revolving Credit Commitments or Commitments with respect to any additional tranche created pursuant to an Incremental Amendment and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Dollar Revolving Credit Loans, Alternative Currency Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans, Delayed Draw 2 Term Loans, Extension Term Loans, Loans made under an Extension Revolving Credit Commitment or Loans made under an additional tranche created pursuant to an Incremental Amendment.

“Closing Date” means the “Closing Date” as defined in the Merger Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, and the Treasury regulations promulgated thereunder, as amended from time to time.

“Co-Documentation Agents” has the meaning assigned thereto in the Existing Credit Agreement.

“Co-Investors” means, collectively, (a) Highfields Capital I LP, Highfields Capital II LP, Highfields Capital III LP, Highfields Capital Management LP, FMR LLC, Fidelity Management & Research Company, Strategic Advisers, Inc., Pyramis Global Advisors Trust Company and any other Persons who, directly or indirectly, own Equity Interests of Parent on the Closing Date, and any of their respective Affiliates and funds or partnerships managed or advised by any of them or their respective Affiliates and (b) the Management Stockholders.

“Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document and shall include the Mortgaged Properties.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a)           the Administrative Agent shall have received each Collateral Document to the extent required to be delivered pursuant to Section 6.11 or 6.13, subject in each case to the limitations and exceptions of this definition, duly executed by each Loan Party thereto;

(b)           all Obligations shall have been unconditionally guaranteed (the “U.S. Guarantees”) by Holdings, the Parent Borrower (in the case of Obligations of the Foreign Subsidiary Revolving Borrowers) and each Restricted Subsidiary that is a wholly-owned Material Domestic Subsidiary and not an Excluded Subsidiary (each, a “U.S. Subsidiary Guarantor” and each unconditional guarantee thereby, a “U.S. Subsidiary Guarantee”) (each of Holdings, the Parent Borrower (to the extent set forth above), and the U.S. Subsidiary Guarantors, a “U.S. Guarantor”);

(c)           all Obligations of the Foreign Subsidiary Revolving Borrowers (the “Foreign Obligations”) shall have been unconditionally guaranteed (the “Foreign Subsidiary Guarantees” and, together with the U.S. Subsidiary Guarantees, the “Subsidiary Guarantees”) by each Foreign Subsidiary Revolving Borrower (in the case of Obligations of such Foreign Subsidiary Revolving Borrower and of all other Foreign Subsidiary Revolving Borrowers) and CC UK and each subsequently formed or acquired wholly-owned Material Foreign Subsidiary (other than an Excluded Subsidiary) of CC UK organized under the laws of England and Wales (each, a “Foreign Subsidiary Guarantor” and, together with the U.S. Subsidiary Guarantors, the “Subsidiary Guarantors” and, together with all U.S. Guarantors, the “Guarantors”);

(d)           all guarantees issued or to be issued in respect of any Permitted Additional Notes (i) shall be subordinated to the Obligations to the same extent as the guarantees issued on the Closing Date in respect of the New Senior Notes are subordinated to the Obligations and (ii) shall provide for their automatic release upon a release of the corresponding U.S. Guarantee;

(e)           except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations shall have been secured by a first-priority security interest in (i) all the Equity Interests of the Parent Borrower and (ii) all Equity Interests and intercompany debt of each Retained Existing Notes Indenture Unrestricted License Subsidiary that is a wholly-owned Material Domestic Subsidiary subject to any limitations and requirements under Communications Laws;

(f)           except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations shall have been secured by a perfected security interest in, and Mortgages on, (i) the Non-Principal Properties Collateral and (ii) the Principal Properties Collateral; provided that to the extent any portion of the Collateral includes Principal Properties Collateral, until the Existing Notes Condition shall have been satisfied, the maximum principal amount of Obligations secured by Principal Properties Collateral shall be limited to the Principal Properties Permitted Amount; provided, however, that if any Retained Existing Notes become required to be secured by a Lien on any Collateral constituting Principal Properties Collateral as a result of a breach by the Parent Borrower or any Restricted Subsidiary of the covenant set forth in the last paragraph of Section 7.01 of this Agreement, then the amount of Obligations that are secured by such Collateral shall equal the full amount of the Obligations;

(g)           the Foreign Obligations shall have been secured by a perfected security interest in, and Mortgages on, substantially all tangible and intangible assets of such Foreign Subsidiary Revolving Borrower and each Foreign Subsidiary Guarantor (including accounts, inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, Material Real Property and proceeds of the foregoing), in each case, (i) with the priority required by the Collateral Documents, (ii) subject to exceptions and limitations consistent with those set forth in the Collateral Documents as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction), and (iii) to the extent permitted by applicable Laws and provided that it would not result in material adverse tax consequences to Holdings and its Subsidiaries, in each case of this clause (iii) as determined in the good faith judgment of the Parent Borrower;

(h)           the Obligations shall have been secured by a perfected security interest in the Receivables Collateral, subject to the terms of the Receivables Collateral Security Agreement and the Intercreditor Agreement;

(i)           to the extent a security interest in and Mortgages on any Material Real Property is required under clause (f) or (g) above or clause (j) below or Section 6.11 (each, a “Mortgaged Property”), the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to such Mortgaged Property duly executed and delivered by the record owner of such property in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may reasonably deem necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent for the benefit of the Secured Parties, and evidence that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent (it being understood that if a mortgage tax will be owed on the entire amount of the indebtedness evidenced hereby, then the amount secured by the Mortgage shall be limited to 110% of the Fair Market Value of the property at the time the Mortgage is entered into if such limitation results in such mortgage tax being calculated based upon such Fair Market Value), (ii) fully paid American Land Title Association Lender’s Extended Coverage (except for standard exclusions from coverage that constitute Permitted Liens) title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) issued by a nationally recognized title insurance company reasonably acceptable to the Administrative Agent in form and substance and in an amount reasonably acceptable to the Administrative Agent (not to exceed 110% of the Fair Market Value of the real properties covered thereby), insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all Liens other than Permitted Liens, and providing endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request (it being understood that the Parent Borrower shall not be required to provide or obtain (or to update, supplement or replace any existing), abstracts, appraisals (unless required by any Law), property conditions reports, environmental assessment reports or deletion of zoning endorsements), legal opinions, addressed to the Administrative Agent and the Secured Parties, reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request, (iv) a completed “life of the loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property duly executed and acknowledged by the appropriate Loan Parties, (v) fixture filings and (vi) other documents as the Administrative Agent may reasonably request; and

(j)           upon the satisfaction of the Existing Notes Condition, the Obligations shall be, no later than 60 days after the date of such satisfaction, secured by a perfected security interest in, and Mortgages on, substantially all tangible and intangible assets of the Parent Borrower and each U.S. Subsidiary Guarantor (including Equity Interests and intercompany debt, accounts, inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, Material Real Property and proceeds of the foregoing), in each case, (i) prior to all Liens other than Permitted Liens, (ii) subject to exceptions and limitations consistent with those set forth in the Collateral Documents as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction), and (iii) to the extent permitted by applicable Laws (it being understood and agreed that, unless the Existing Notes Condition has been satisfied pursuant to clause (ii) of the definition thereof, any Existing Notes that shall then be outstanding shall be permitted to be equally and ratably secured by such assets under this clause (j) to the extent required by the terms of the Retained Existing Notes Indenture).

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary:

(A)           the foregoing definition shall not require the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of title insurance or taking other actions with respect to, (i) any fee owned real property (other than Material Real Properties) and any leasehold rights and interests in real property, (ii) commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $15,000,000, (iii) pledges and security interests prohibited by Law (other than to the extent such prohibition is expressly deemed ineffective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition), (iv) except as set forth in clause (j) above, intercompany indebtedness between the Parent Borrower and the Restricted Subsidiaries or between any Restricted Subsidiaries (other than, solely to the extent required to be pledged pursuant to clause (e) above, intercompany indebtedness issued by any Retained Existing Notes Indenture Unrestricted License Subsidiary), (v) equity or debt securities of any Affiliate of the Parent Borrower to the extent a pledge of such equity or debt securities would result in additional financial reporting requirements under Rule 3-16 under Regulation S-X promulgated under the Exchange Act, (vi) except as set forth in clause (j) above, margin stock and Equity Interests in any Person (other than Equity Interests in the Parent Borrower and, solely to the extent required to be pledged pursuant to clause (e) above, Retained Existing Notes Indenture Unrestricted License Subsidiaries), (vii) any FCC Authorizations to the extent (but only to the extent) that at such time the Administrative Agent may not validly possess a security interest therein pursuant to the applicable Communications Laws, but the Collateral shall include, to the maximum extent permitted by law, all rights incident or appurtenant to the FCC Authorizations (except to the extent requiring approval of any Governmental Authority, including by the FCC) and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of the FCC Authorizations, (viii) any particular assets if, in the reasonable judgment of the Administrative Agent evidenced in writing, determined in consultation with the Parent Borrower, the burden, cost or consequences (including any material adverse tax consequences) of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or taking other actions in respect of such assets is excessive in relation to the benefits to be obtained therefrom by the Lenders under the Loan Documents or (ix) permitted agreements, leases and licenses (other than FCC Authorizations which are addressed in (vii) above) to the extent the assignment of which is prohibited by the terms thereof or would result in the termination of such agreements, leases and licenses (other than to the extent such prohibition is expressly deemed ineffective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition);

(B)           the foregoing definition shall not require the perfection of pledges of, or security interests in, motor vehicles and other assets subject to certificates of title, cash, deposit accounts, letter-of-credit rights, fixtures (other than fixtures relating to any Mortgaged Property) or investment property (other than Equity Interests in the Parent Borrower and, solely to the extent required to be pledged pursuant to clause (e) above, Equity Interests of, and intercompany notes issued by, Retained Existing Notes Indenture Unrestricted License Subsidiaries and other than as set forth in clause (j) above), except to the extent the perfection of such pledges and security interests is achieved by the filing of a financing statement that is filed in the office of the Secretary of State of the State of jurisdiction in which the applicable Loan Party is “located” (within the meaning of the Uniform Commercial Code);

(C)           the Administrative Agent in its discretion may grant extensions of time for the creation or perfection of security interests in, and Mortgages on, or obtaining of title insurance or surveys or taking other actions with respect to, particular assets (including extensions beyond the Closing Date or the date referenced in clause (j) above) or any other compliance with the requirements of this definition where it reasonably determines in writing, in consultation with the Parent Borrower, that the creation or perfection of security interests and Mortgages on, or obtaining of title insurance or surveys or taking other actions, or any other compliance with the requirements of this definition cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents;

(D)           Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Parent Borrower in writing; and

(E)           all Collateral and security interests contemplated or required by this definition, this Agreement or any Collateral Document shall be limited so as not to require the grant of equal and ratable security to, or for the benefit of, the holders of any Retained Existing Notes under the Retained Existing Notes Indenture, and neither the Parent Borrower nor any Guarantor shall be required to grant a security interest in any Collateral if the effect of such grant would result in any obligation to grant equal and ratable security to or for the benefit of the Holders of any Retained Existing Notes.

Notwithstanding any of the foregoing, the Parent Borrower may cause any Restricted  Subsidiary to take all actions necessary under this definition of “Collateral and Guarantee Requirement” to become a U.S. Subsidiary Guarantor, in the case of such Restricted Subsidiary organized in the United States, or a Foreign Subsidiary Guarantor, in the case of such Restricted Subsidiary organized outside the United States, in which case such Restricted Subsidiary shall be treated as a U.S. Subsidiary Guarantor or Foreign Subsidiary Guarantor, as applicable, hereunder for all purposes.

Notwithstanding anything to the contrary herein or in any other Loan Document, if any intended Guaranty cannot be provided on or prior to the date required under Section 6.13(b) or with respect to any intended Collateral, if the creation or perfection of the Administrative Agent’s security interest in such intended Collateral may not be accomplished on or prior to the date required under Section 6.13(b) (other than the pledge and perfection of domestic assets of the Parent Borrower and the Guarantors with respect to which a lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code) after use of commercially reasonable efforts to do so or without undue delay, burden or expense, then such Guaranty or Collateral shall not be required to be delivered under Section 6.13(b) if the Parent Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be required to perfect such security interests, (i) in the case of any intended Guaranty, within 20 days after the Closing Date and (ii) in the case of any intended Collateral, the time period for delivery applicable upon the acquisition of intended Collateral pursuant to Section 6.11 (in each case subject to extension by the Administrative Agent in its discretion).

“Collateral Documents” means, collectively, the Security Agreements, the Intellectual Property Security Agreements, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 6.11 or Section 6.13, the Guaranties, the Intercreditor Agreement, the First Lien Intercreditor Agreement, the Second Lien Intercreditor Agreement, the Loss Sharing Agreement and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment or a Revolving Credit Commitment, as the context may require.

“Commitment Reduction” has the meaning assigned to such term in the Amendment Agreement.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A to the Existing Credit Agreement.

“Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents, including, without limitation, any financial statement, financial and other report, notice, request and certificate.

“Communications Laws” means the Communications Act of 1934, as amended, and the FCC’s rules, regulations, published orders and published and promulgated policy statements, all as may be amended from time to time.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D to the Existing Credit Agreement.

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person, including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and Capitalized Software Expenditures for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:

(a)           increased (without duplication) by the following:

(i)           provision for taxes based on income or profits or capital, including federal, state, franchise, excise and similar taxes and foreign withholding taxes of such Person and its Restricted Subsidiaries paid or accrued during such period, to the extent the same were deducted (and not added back) in computing such Consolidated Net Income; plus

(ii)           total interest expense of such Person and its Restricted Subsidiaries determined in accordance with GAAP for such period and, to the extent not reflected in such total interest expense, any losses with respect to obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains with respect to such obligations, plus bank fees and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), to the extent in each case the same were deducted (and not added back) in calculating such Consolidated Net Income; plus

(iii)           Consolidated Depreciation and Amortization Expense of such Person and its Restricted Subsidiaries for such period to the extent deducted (and not added back) in computing Consolidated Net Income; plus

(iv)           any fees, expenses or charges related to any Investment, acquisition, asset disposition, recapitalization, the incurrence, repayment or refinancing of Indebtedness (including such fees, expenses or charges related to the offering of the New Senior Notes, the ABL Facilities, the Loans and any credit facilities), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument, including (i) the offering, any amendment or other modification of the New Senior Notes, the ABL Facilities, the Loans or any credit facilities and any amendment or modification of the Existing Notes and (ii) commissions, discounts, yield and other fees and charges (including any interest expense) related to the ABL Facilities or any Qualified Securitization Financing, and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt the effects of expensing all transaction related expenses in accordance with Financial Accounting Standards No. 141(R)) and losses associated with FASB Interpretation No. 45), and in each case, deducted (and not added back) in computing Consolidated Net Income; plus

(v)           the amount of any restructuring charge or reserve deducted (and not added back) in such period in computing Consolidated Net Income, including any restructuring costs incurred in connection with acquisitions after Closing Date, costs related to the closure and/or consolidation of facilities, retention charges, systems establishment costs, conversion costs and excess pension charges and consulting fees incurred in connection with any of the foregoing; provided that the aggregate amount added pursuant to this clause (v) shall not exceed 10% of LTM Cost Base in any four-quarter period; plus

(vi)           the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary of such Person and its Restricted Subsidiaries to the extent deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(vii)           any other non-cash charges of such Person and its Restricted Subsidiaries, including any (A) write-offs or write-downs, (B) equity-based awards compensation expense, (C) losses on sales, disposals or abandonment of, or any impairment charges or asset write-off related to, intangible assets, long-lived assets and investments in debt and equity securities, (D) all losses from investments recorded using the equity method and (E) other non-cash charges, non-cash expenses or non-cash losses reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to the extent paid, and excluding amortization of a prepaid cash item that was paid in a prior period), in each case to the extent deducted (and not added back) in computing Consolidated Net Income; plus

(viii)           the amount of cost savings projected by the Parent Borrower in good faith to be realized as a result of specified actions taken during such period or expected to be taken (calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions, provided that (A) such amounts are reasonably identifiable and factually supportable, (B) such actions are taken, committed to be taken or expected to be taken within 18 months after the Closing Date, (C) no cost savings shall be added pursuant to this clause (viii) to the extent duplicative  of any expenses or charges that are otherwise added back in computing Consolidated EBITDA with respect to such period and (D) the aggregate amount of cost savings added pursuant to this clause (viii) shall not exceed $100,000,000 for any period consisting of four consecutive quarters; plus

(ix)           so long as no Default or Event of Default has occurred and is continuing, the amount of management, monitoring, consulting and advisory fees (including transaction fees) and indemnities and expenses paid or accrued in such period under the Sponsor Management Agreement or otherwise to the Sponsors and deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(x)           any costs or expense incurred by the Parent Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Parent Borrower or net cash proceeds of an issuance of Equity Interests of the Parent Borrower (other than Disqualified Equity Interests and other than from the proceeds of the exercise of the Cure Right); plus

(xi)           Securitization Fees to the extent deducted in calculating Consolidated Net Income for such period; plus

(b)           decreased by (without duplication):

(i)           any non-cash gains increasing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period; plus

(ii)           the minority interest income consisting of subsidiary losses attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary of such Person and its Restricted Subsidiaries to the extent such minority interest income is included in Consolidated Net Income; and

(c)           increased or decreased (without duplication) by, as applicable, in each case to the extent excluded or included, as applicable, in determining Consolidated Net Income for such period:

(i)           any net unrealized gain or loss (after any offset) of such Person or its Restricted Subsidiaries resulting in such period from Swap Contracts and the application of Statement of Financial Accounting Standards No. 133 and International Accounting Standards No. 39 and their respective related pronouncements and interpretations;

(ii)           any net gain or loss (after any offset) of such Person or its Restricted Subsidiaries resulting from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net gain or loss resulting from Swap Contracts for currency exchange risk) and any foreign currency translation gains or losses; and

(iii)           any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses, Transaction Expenses, severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(a)           the cumulative effect of a change in accounting principles during such period shall be excluded,

(b)           any net after-tax income (loss) from disposed or discontinued operations (other than the Permitted Disposition Assets to the extent included in discontinued operations prior to consummation of the disposition thereof) and any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,

(c)           any net after-tax effect of gains or losses (less all fees, expenses and charges) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business, as determined in good faith by the Parent Borrower, shall be excluded,

(d)           the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Parent Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in Cash Equivalents (or cash to the extent converted into Cash Equivalents) to the Parent Borrower or a Restricted Subsidiary thereof in respect of such period,

(e)           effects of adjustments (including the effects of such adjustments pushed down to the Parent Borrower and the Restricted Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP (including the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(f)           any net after-tax effect of income (loss) from the early extinguishment or conversion of (i) obligations under any Swap Contracts, (ii) Indebtedness or (iii) other derivative instruments shall be excluded,

(g)           any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(h)           any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs shall be excluded, and any cash charges associated with the rollover, acceleration or payout of Equity Interests by management of the Parent Borrower or any of its direct or indirect parents in connection with the Transactions, shall be excluded,

(i)           accruals and reserves that are established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions or changes as a result of adoption or modification of accounting policies in accordance with GAAP shall be excluded,

(j)           solely for the purpose of determining the Available Amount pursuant to clause (a) of the definition thereof, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived, provided that Consolidated Net Income of the Parent Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted in to cash) to the Parent Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(k)           any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, Permitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Parent Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded, and

(l)           to the extent covered by insurance and actually reimbursed, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded.

“Consolidated Secured Debt” means, as of any date of determination, (a) the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of Holdings, the Parent Borrower or any Restricted Subsidiary minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (l) and (s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date.

“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Parent Borrower and the Restricted Subsidiaries outstanding on such date and set forth on the balance sheet of such Persons, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any Permitted Acquisition); provided that Consolidated Total Debt shall not include Indebtedness in respect of (i) any letter of credit or bank guaranty, except to the extent of unreimbursed amounts thereunder, (ii) obligations under Swap Contracts and (iii) any non-recourse debt to the extent of the amount in excess of the fair market value of the assets securing such non-recourse debt.

“Consolidated Working Capital” means, at any date, the excess of (i) all amounts (other than Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries on such date over (ii) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries on such date, but excluding, without duplication, (a) the current portion of any Funded Debt, (b) all Indebtedness consisting of Revolving Credit Loans, Swing Line Loans and L/C Obligations and revolving loans, swing line loans and letter of credit obligations under the ABL Facilities, in each case to the extent otherwise included therein, (c) the current portion of interest, (d) the current portion of current and deferred income taxes, (e) the current portion of any Capitalized Lease Obligations, (f) the current portion of any long-term liabilities and (g) income taxes payable from discontinued operations and in the case of both clauses (i) and (ii), excluding the effects of adjustments pursuant to GAAP resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition.

“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow.”

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Sponsor, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Parent Borrower and/or other companies.

“Credit Extension” means each of the following:  (a) a Borrowing and (b) an L/C Credit Extension.

“Cure Amount” has the meaning specified in Section 8.04.

“Cure Right” has the meaning specified in Section 8.04.

“Debt Proceeds” means the sum of the proceeds of (a) the Term Loans made on the Closing Date, (b) the Initial Revolving Borrowing, (c) the proceeds of the issuance of the New Senior Notes, and (d) the proceeds of the initial borrowings under the ABL Credit Agreement.

“Debt Repayment” shall mean the repayment, prepayment, repurchase, redemption or defeasance or tender, in whole or in part, of (a) the Indebtedness of the Parent Borrower and its Subsidiaries under the “Existing Credit Agreement” (as defined in the Existing Credit Agreement), (b) the Indebtedness of the Parent Borrower in respect of the Repurchased Existing Notes and (c) the other Indebtedness identified on Schedule 7.03(b) and that is repaid, prepaid, repurchased, redeemed or defeased or tendered on the Closing Date (or such later date as may be necessary to effect the Debt Repayment contemplated by any tender offer made on or prior to the Closing Date).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.05(b)(vi).

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and Mandatory Cost) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means a Lender (i) that has failed for three or more Business Days to comply with its obligations hereunder to make a Loan, make a payment to the L/C Issuer in respect of such Lender’s Pro Rata Share of any L/C Obligations and/or make a payment to the Swing Loan Lender in respect of a Swing Line Loan (each a “funding obligation”), (ii) that has notified the Administrative Agent that it will not comply with any such funding obligation hereunder or has stated publicly that it will generally not comply with its funding obligations under loan agreements, credit agreement and other similar agreements, (iii) that has, for three or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder, or (iv) with respect to which a Lender Insolvency Event has occurred and is continuing (provided that neither the reallocation of funding obligations provided for in Section 2.17(a) as a result of a Lender's being a Defaulting Lender nor the performance by a Non-Defaulting Lender of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender).  The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Parent Borrower provided for in this definition.

“Delayed Draw Commitment Fee Rate” means the rate per annum as specified in clause (d) of the definition of “Applicable Rate.”

“Delayed Draw 1 Term Loan” means the term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a)(iv) of the Existing Credit Agreement or by an Incremental Amendment.  The aggregate amount of Delayed Draw 1 Term Loans outstanding on the Restatement Date after giving effect to the Voluntary Prepayment is $568,555,694.52.

“Delayed Draw 1 Term Loan Commitment” means, as to each Delayed Draw Term Loan Lender, its obligation to make Delayed Draw 1 Term Loans to the Parent Borrower pursuant to Section 2.01(a)(iv) of the Existing Credit Agreement in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Delayed Draw 1 Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Delayed Draw Term Loan Lender becomes a party hereto, as applicable, as any such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate amount of the Delayed Draw Term 1 Loan Commitments as of the Closing Date is $750,000,000.

“Delayed Draw Term Loan 1 Commitment Termination Date” means September 30, 2010.

“Delayed Draw 1 Term Loan Facility” means, at any time, the aggregate Dollar Amount of the outstanding Delayed Draw 1 Term Loans at such time.

“Delayed Draw 1 Term Loan Lender” means, at any time, a Lender with a Delayed Draw 1 Term Loan Commitment or an outstanding Delayed Draw 1 Term Loan.

“Delayed Draw 1 Term Loan Note” means a promissory note of the Parent Borrower payable to any Delayed Draw 1 Term Loan Lender or its registered assigns, in substantially the form of Exhibit C-4 to the Existing Credit Agreement evidencing the aggregate Indebtedness of the Parent Borrower to such Delayed Draw 1 Term Loan Lender resulting from the Delayed Draw 1 Term Loans made by such Delayed Draw 1 Term Loan Lender.

“Delayed Draw Term Loan Commitment” means the collective reference to the Delayed Draw 1 Term Loan Commitment and the Delayed Draw 2 Term Loan Commitment.

“Delayed Draw Term Loan Commitment Period” means the time period commencing on the Closing Date through and including the Delayed Draw Term Loan Commitment Termination Date.

“Delayed Draw Term Loan Commitment Termination Date” means the Delayed Draw Term Loan 1 Commitment Termination Date or the Delayed Draw Term Loan 2 Commitment Termination Date, as applicable.

“Delayed Draw Term Loan Facility” means the collective reference to the Delayed Draw 1 Term Loan Facility and the Delayed Draw 2 Term Loan Facility.

“Delayed Draw Term Loan Lender” means, at any time, any Lender with (i) a Delayed Draw 1 Term Loan Commitment or Delayed Draw 2 Term Loan Commitment or (ii) an outstanding Delayed Draw 1 Term Loan or outstanding Delayed Draw 2 Term Loan.

“Delayed Draw Term Loans” means the collective reference to the Delayed Draw 1 Term Loans made pursuant to Section 2.01(a)(iv) of the Existing Credit Agreement and Delayed Draw 2 Term Loans made pursuant to Section 2.01(a)(v) of the Existing Credit Agreement.  Each Delayed Draw Term Loan shall be either a Eurocurrency Rate Loan or a Base Rate Loan.

“Delayed Draw 2 Term Loan” means the term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a)(v) of the Existing Credit Agreement or an Incremental Amendment.  The aggregate amount of Delayed Draw 2 Term Loans outstanding on the Restatement Date after giving effect to the Voluntary Prepayment is $408,220,162.22.

“Delayed Draw 2 Term Loan Commitment” means, as to each Delayed Draw Term Loan Lender, its obligation to make Delayed Draw 2 Term Loans to the Parent Borrower pursuant to Section 2.01(a)(v) of the Existing Credit Agreement in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Delayed Draw 2 Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Delayed Draw Term Loan Lender becomes a party hereto, as applicable, as any such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate amount of the Delayed Draw 2 Term Loan Commitments as of the Closing Date is $500,000,000.

“Delayed Draw Term Loan 2 Commitment Termination Date” means the second anniversary of the Closing Date.

“Delayed Draw 2 Term Loan Facility” means, at any time, the aggregate Dollar Amount of the outstanding Delayed Draw 2 Term Loans at such time.

“Delayed Draw 2 Term Loan Lender” means, at any time, a Lender with a Delayed Draw 2 Term Loan Commitment or an outstanding Delayed Draw 2 Term Loan.

“Delayed Draw 2 Term Loan Note” means a promissory note of the Parent Borrower payable to any Delayed Draw 2 Term Loan Lender or its registered assigns, in substantially the form of Exhibit C-5 to the Existing Credit Agreement evidencing the aggregate Indebtedness of the Parent Borrower to such Delayed Draw 2 Term Loan Lender resulting from the Delayed Draw 2 Term Loans made by such Delayed Draw 2 Term Loan Lender.

“Designated Amount” means (i) with respect to Clear Channel Broadcasting, Inc., $1,815,000,000, (ii) with respect to Capstar Radio Operating Company, Inc., $3,731,556,926, (iii) with respect to Citicasters Co., $1,590,000,000 and (iv) with respect to Premiere Radio Networks, Inc., $173,000,000.

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).

“Designated 2009 Retained Existing Notes” means the Parent Borrower’s 4.25% Senior Notes due 2009.

“Designated 2010 Retained Existing Notes” means any 7.65% Senior Notes due 2010 of the Parent Borrower, to the extent not repaid, prepaid, repurchased or defeased on the Closing Date (or such later date as may be necessary to effect the Debt Repayment contemplated by any tender offer made on or prior to the Closing Date).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale-leaseback transaction and any sale or issuance of Equity Interests of a Restricted Subsidiary (but excluding the Equity Interests of the Parent Borrower)) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that no transaction or series of related transactions shall be considered a “Disposition” for purposes of Section 2.05(b)(ii) or Section 7.05 unless the net cash proceeds resulting from such transaction or series of transactions shall exceed $25,000,000.

“Disposition Prepayment Percentage” has the meaning specified in Section 2.05(b)(ii)(A).

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or any other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable, the termination of the Commitments and the termination of or backstop on terms satisfactory to the Administrative Agent in its sole discretion all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part or (c) provides for the scheduled payments of dividends in cash, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time such Equity Interest is issued; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Parent Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Parent Borrower or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or under the terms of the plan under which such Equity Interests are issued and any stock subscription or shareholder agreement to which such Equity Interests are subject; provided, further, that any Equity Interests held by any future, current or former employee, director, officer, manager or consultant (or their respective Immediate Family Members), of the Parent Borrower, any of its Subsidiaries, any of its direct or indirect parent companies or any other entity in which the Parent Borrower or a Restricted Subsidiary has an Investment, in each case pursuant to any stock subscription or shareholders’ agreement, management equity plan or stock option plan or any other management or employee benefit plan or agreement or any distributor equity plan or agreement shall not constitute Disqualified Equity Interest solely because it may be required to be repurchased by the Parent Borrower or its Subsidiaries.

“Disqualified Institutions” means those banks and institutions set forth on Schedule 1.01E hereto or any Persons who are competitors of the Parent Borrower and its Subsidiaries as identified to the Administrative Agent from time to time.

“Divestiture Assets” means the DoJ Divestiture Assets and the FCC Divestiture Assets.

“DoJ Divestiture Assets” means the “Divestiture Assets” as defined in the DoJ Consent Orders.

“DoJ Orders” means the Final Judgment and the Hold Separate Stipulation and Order entered by the United States District Court for the District of Columbia in the matter of United States of America v. Bain Capital, LLC, Thomas H. Lee Partners, L.P. and Clear Channel.

“Dollar” and “$” mean lawful money of the United States.

“Dollar Amount” means, at any time:

(a)           with respect to an amount denominated in Dollars, such amount; and

(b)           with respect to an amount denominated in an Alternative Currency, an equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Dollar L/C Advance” means, with respect to each Dollar Revolving Credit Lender, such Lender’s funding of its participation in any Dollar L/C Borrowing in accordance with its Pro Rata Share.

“Dollar L/C Borrowing” means an extension of credit resulting from a drawing under any Dollar Letter of Credit that has not been reimbursed on the applicable Honor Date or refinanced as a Dollar Revolving Credit Borrowing.

“Dollar L/C Credit Extension” means, with respect to any Dollar Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“Dollar L/C Issuer” means Citibank, Deutsche Bank AG New York Branch and any other Lender that becomes a Dollar L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Dollar Letters of Credit hereunder, or any successor issuer of Dollar Letters of Credit hereunder.

“Dollar L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Dollar Letters of Credit (whether or not (i) such maximum amount is then in effect under any such Dollar Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Dollar Letter of Credit or (ii) the conditions to drawing can then be satisfied) plus the aggregate of all Unreimbursed Amounts in respect of Dollar Letters of Credit, including all Dollar L/C Borrowings.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Dollar L/C Sublimit” means an amount equal to $375,000,000.

“Dollar Letter of Credit” means a Letter of Credit denominated in Dollars and issued pursuant to Section 2.03(a)(i)(A).

“Dollar Revolving Commitment Increase” shall have the meaning specified in Section 2.14(a).

“Dollar Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Dollar Revolving Credit Borrowing” means a borrowing consisting of Dollar Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Dollar Revolving Credit Lenders pursuant to Section 2.01(b)(i).

“Dollar Revolving Credit Commitment” means, as to each Dollar Revolving Credit Lender, its obligation to (a) make Dollar Revolving Credit Loans to the Parent Borrower pursuant to Section 2.01(b)(i), (b) purchase participations in Dollar L/C Obligations in respect of Dollar Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01A under the caption “Dollar Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Credit Lenders shall be $1,783,446,885.17 on the Restatement Date after giving effect to the Commitment Reduction, as such amount may be adjusted from time to time in accordance with the terms of this Agreement, including pursuant to any applicable Dollar Revolving Commitment Increase.

“Dollar Revolving Credit Exposure” means, as to each Dollar Revolving Credit Lender, the sum of the Outstanding Amount of such Revolving Credit Lender’s Dollar Revolving Credit Loans and its Pro Rata Share of the Dollar L/C Obligations and the Swing Line Obligations at such time.

“Dollar Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Dollar Revolving Credit Commitments at such time.

“Dollar Revolving Credit Lender” means, at any time, any Lender that has a Dollar Revolving Credit Commitment at such time.

“Dollar Revolving Credit Loan” has the meaning specified in Section 2.01(b)(i).

“Dollar Revolving Credit Note” means a promissory note of the Parent Borrower payable to any Dollar Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-6 to the Existing Credit Agreement, evidencing the aggregate Indebtedness of the Parent Borrower to such Dollar Revolving Credit Lender resulting from the Dollar Revolving Credit Loans made by such Revolving Credit Lender.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“Dutch Loan Party” means any Foreign Loan Party organized under the laws of the Netherlands.

“Dutch Secured Party Claim” means any amount which a Dutch Loan Party owes to a Secured Party under or in connection with the Loan Documents.

“ECF Percentage” has the meaning specified in Section 2.05(b)(i).

“Eligible Assignee” means any assignee permitted by and, to the extent applicable, consented to in accordance with Section 10.07(b); provided that under no circumstances shall (i) any Loan Party or any of its Subsidiaries or (ii) any Disqualified Institution be an Assignee.

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environment” means ambient air, indoor air, surface water, drinking water, groundwater, land surfaces, subsurface strata and natural resources such as wetlands, flora and fauna.

“Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by a Governmental Authority for enforcement, response or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law.

“Environmental Laws” means any and all Laws relating to the pollution or protection of the Environment including those relating to the generation, handling, storage, treatment transport or Release or threat of Release of Hazardous Materials or, to the extent relating to exposure or threat of exposure to Hazardous Materials, human health.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, or Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Contribution” means, collectively, (a) the direct or indirect contribution by the Sponsors and certain other investors of an aggregate amount of cash (the “Cash Contribution”) and (b) the Rollover Equity, in an amount which, together with (A) the Parent Borrower’s and its Subsidiaries’ cash on hand and (B) the Debt Proceeds, is sufficient to finance (a) the Merger Consideration, (b) the Debt Repayment, (c) Transaction Expenses paid on or prior to the Closing Date, (d) Cash for Post-Closing Expenses and (e) the Additional Cash from Revolver Draw.  The Equity Contribution will be no less than $3,000,000,000.  Any portion of the Cash Contribution not directly received by Merger Sub or used by Parent or Holdings to pay Transaction Expenses will be contributed to the common equity capital of Merger Sub.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with Holdings or the Parent Borrower and is treated as a single employer pursuant to Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan for which notice to the PBGC is not waived by regulation; (b) a withdrawal by Holdings, the Parent Borrower, any Subsidiary or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Holdings, the Parent Borrower, any Subsidiary or any of their respective ERISA Affiliates from a Multiemployer Plan, notification of Holdings, the Parent Borrower, any Subsidiary or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA; (d) the filing by Holdings, the Parent Borrower, any Subsidiary or any of their respective ERISA Affiliates of a notice of intent to terminate a Pension Plan; (e) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code and Section 302 of ERISA, whether or not waived; (f) the failure to make by its due date a required contribution under Section 412(m) of the Code (or Section 430(j) of the Code, as amended by the Pension Protection Act of 2006) with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (g) the filing pursuant to Section 412(d) of the Code and Section 303(d) of ERISA (or, after the effective date of the Pension Protection Act of 2006, Section 412(c) of the Code and Section 302(c) of ERISA) of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (h) the filing by the PBGC of a petition under Section 4042 of ERISA to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to Holdings or the Parent Borrower.

“Escrow Agreement” means the Escrow Agreement, dated as of May 13, 2008, among Merger Sub, Parent, the Parent Borrower, the financial institutions and other parties thereto.

“Euro” and “€” mean the lawful single currency of the European Union.

“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; if such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch (or other branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Eurocurrency Rate Loan” means a Loan, whether denominated in Dollars or in an Alternative Currency, that bears interest at a rate based on the applicable Eurocurrency Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)           the sum, without duplication, of:

(i)           Consolidated Net Income of the Parent Borrower for such period,

(ii)           an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period,

(iii)           decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or Dispositions by the Parent Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(iv)           an amount equal to the aggregate net non-cash loss on Dispositions by the Parent Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, and

(v)           cash receipts in respect of Swap Contracts during such fiscal year to the extent not otherwise included in such Consolidated Net Income; over

(b)           the sum, without duplication, of:

(i)           an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (a)(ii) above) and cash charges included in clauses (a) through (j) of the definition of Consolidated Net Income,

(ii)           without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions of intellectual property and Capitalized Software Expenditures accrued or made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Indebtedness of the Parent Borrower or the Restricted Subsidiaries or otherwise other than with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(iii)           the aggregate amount of all principal payments of Indebtedness of the Parent Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase, but excluding (X) all other prepayments of Term Loans, (Y) all prepayments of Revolving Credit Loans and Swing Line Loans and (Z) all prepayments in respect of any other revolving credit facility, except, in the case of clauses (Y) and (Z) only, to the extent there is an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of other Indebtedness of the Parent Borrower or the Restricted Subsidiaries or otherwise other than with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(iv)           an amount equal to the aggregate net non-cash gain on Dispositions by the Parent Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v)           increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or Dispositions by the Parent Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(vi)           cash payments by the Parent Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Parent Borrower and the Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the extent financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(vii)           without duplication of amounts deducted pursuant to clause (viii) or (ix) below in prior fiscal years, the amount of Investments made pursuant to Sections 7.02(b)(iii), 7.02(n) (but excluding such loans and advances in respect of Sections 7.06(g)(iv) (to the extent the amount of such Investment would not have been deducted pursuant to this clause if made by the Parent Borrower or a Restricted Subsidiary) and 7.06(l)(ii)), 7.02(j), 7.02(o), 7.02(p)(i), 7.02(v)(ii) and 7.02(x) made during such period to the extent that such Investments and acquisitions were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(viii)           the amount of Restricted Payments paid during such period pursuant to Sections 7.06(f), 7.06(g) (other than subclause (iv) (to the extent the amount of the Investment made pursuant thereto would not have been deducted pursuant to this definition if made by the Parent Borrower or a Restricted Subsidiary) thereof), 7.06(h) and 7.06(i) (to the extent that dividends paid pursuant to Section 7.06(i) would have otherwise been permitted under another clause of Section 7.06 referenced in this clause (viii)), 7.06(k) and 7.06(l)(i) (to the extent that dividends pursuant to Section 7.06(l)(i) are used other than for the purpose of directly or indirectly paying any cash dividend or making any cash distribution to, or acquiring any Equity Interests of the Parent Borrower or any direct or indirect parent of the Parent Borrower for cash from, the Sponsors) and to the extent such Restricted Payments were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(ix)           the aggregate amount of expenditures actually made by the Parent Borrower and the Restricted Subsidiaries from internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(x)           the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Parent Borrower and the Restricted Subsidiaries during such period and financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries that are made in connection with any prepayment of Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income,

(xi)           without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Parent Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property to be consummated or made during the period of four consecutive fiscal quarters of the Parent Borrower following the end of such period; provided that, to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii)           the amount of cash taxes paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, and

(xiii)           cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly-owned Subsidiary, (b) any Immaterial Subsidiary, (c) any Subsidiary that is prohibited by applicable Law from guaranteeing the Obligations, or a guarantee by which would require governmental consent, approval, license or authorization, (d) any Domestic Subsidiary (i) that is a Subsidiary of a Foreign Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code or (ii) that is treated as a disregarded entity for U.S. federal income tax purposes if substantially all of its assets consist of the stock of one or more Foreign Subsidiaries that is a controlled foreign corporation within the meaning of Section 957 of the Code, (e) AMFM and its Subsidiaries, until AMFM has completed the Debt Repayment of the AMFM Notes, as a result of which the covenants in the AMFM Indenture have been defeased or, in the case of a tender offer and consent solicitation, eliminated in accordance therewith, (f) any Unrestricted Subsidiary, (g) any Securitization Entity and (h) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent, determined in consultation with the Parent Borrower, the burden, cost or consequences (including any material adverse tax consequences) of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

“Execution Date” means May 13, 2008.

“Existing Credit Agreement” has the meaning specified in the Preliminary Statements hereto.

“Existing Notes” has the meaning specified in the definition of “Retained Existing Notes.”

“Existing Notes Condition” means (i) the repayment of Existing Notes such that no more than $500,000,000 aggregate principal amount of Existing Notes remains outstanding or (ii) the Parent Borrower and its Subsidiaries are no longer subject to the negative covenants set forth in the Existing Notes Indentures as a result of a consent solicitation or other discharge or defeasance, as notified to the Administrative Agent in writing.

“Existing Notes Indentures” means collectively the (i) Retained Existing Notes Indenture and the (ii) AMFM Notes Indenture.

“Extension” shall have the meaning given to such term in Section 2.16(a).

“Extension Non-Revolving Credit Loan” shall have the meaning given to such term in Section 2.16(a).

“Extension Revolving Credit Commitment” shall have the meaning given to such term in Section 2.16(a).

“Extension Revolving Credit Lender” shall have the meaning given to such term in Section 2.16(a).

“Extension Offer” shall have the meaning given to such term in Section 2.16(a).

“Extension Term Lender” shall have the meaning given to such term in Section 2.16(a).

“Extension Term Loans” shall have the meaning given to such term in Section 2.16(a).

“Facility” means any of the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Delayed Draw 1 Term Loans, the Delayed Draw 2 Term Loans, the Dollar Revolving Credit Facility, the Alternative Currency Revolving Credit Facility or any additional Class of commitments and/or loans created pursuant to an Incremental Amendment or an Extension, in each case, as the context may require, and are referred to collectively as the “Facilities.”

“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined in good faith by a Responsible Officer of the Parent Borrower.

“FCC” means the Federal Communications Commission of the United States or any Governmental Authority succeeding to the functions of such commission in whole or in part.

“FCC Authorizations” means all Broadcast Licenses and other licenses, permits and other authorizations issued by the FCC and held by the Parent Borrower or any of the Restricted Subsidiaries.

“FCC Divestiture Assets” means (a) Broadcast Licenses transferred to the Aloha Trust pursuant to the FCC Order, (b) any interest in the Aloha Trust and (c) any assets of the Parent Borrower and its Restricted Subsidiaries relating to the Stations operated under the Broadcast Licenses referred to in clause (a).

“FCC Order” means the Memorandum Opinion and Order, FCC 08 3, released by the FCC on January 24, 2008, as amended by the Erratum dated January 30, 2008.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“First Lien Intercreditor Agreement” means a First Lien Intercreditor Agreement between the Administrative Agent and a trustee or collateral agent representing each series of Permitted Alternative Incremental Facilities Indebtedness and Permitted Credit Facilities Refinancing Indebtedness (and, in each case, Permitted Refinancings thereof) secured by Liens on all or a portion of the Collateral of U.S. Loan Parties that ranks pari passu with the Liens on such Collateral of U.S. Loan Parties securing the Loan Documents, substantially in the form of Exhibit I-2, with such ministerial changes made prior to such intercreditor agreement’s effectiveness that are reasonably satisfactory to the Administrative Agent and are not materially adverse to the Lenders, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Foreign Asset Sale” has the meaning specified in Section 2.05(c).

“Foreign Lender” has the meaning specified in Section 3.01(b).

“Foreign Loan Parties” means, collectively, the Foreign Subsidiary Revolving Borrowers and the Foreign Subsidiary Guarantors.

“Foreign Obligations” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Holdings, the Parent Borrower or any Subsidiary of the Parent Borrower with respect to employees employed outside the United States.

“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Parent Borrower that is not a Domestic Subsidiary.

“Foreign Subsidiary Guarantees” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Foreign Subsidiary Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Foreign Subsidiary Revolving Borrowers” means any Qualified Foreign Subsidiary as to which an Election to Participate shall be delivered to the Administrative Agent on or after the Closing Date in accordance with Section 2.15; provided that the status of any of the foregoing as a Foreign Subsidiary Revolving Borrower shall terminate if and when an Election to Terminate is delivered to the Administrative Agent in accordance with Section 2.15.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of the Parent Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Guaranty” means (a) each guaranty made by Holdings, the Parent Borrower, the U.S. Subsidiary Guarantors and the Foreign Subsidiary Guarantors in favor of the Administrative Agent on behalf of the Secured Parties on the Closing Date pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4, as applicable, to the Existing Credit Agreement, and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11, all guarantees hereunder, the “Guaranties.”

“Hazardous Materials” means materials, chemicals, substances, compounds, wastes, pollutants and contaminants, in any form, including all explosive or radioactive substances or wastes, mold, petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes, in each case regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is an Agent, a Lender, or an Affiliate of any of the foregoing at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing.

“Hedging Obligations” means obligations of the Parent Borrower or any Subsidiary arising under any Secured Hedge Agreement.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Holdings Pledge Agreement” means the Pledge Agreement, substantially in the form of Exhibit G-5 to the Existing Credit Agreement and dated as of the Execution Date, between Holdings and the Administrative Agent for the benefit of the Secured Parties.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Immaterial Subsidiary” means any Subsidiary that is not a Material Subsidiary.

“Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor advised fund of which any such individual is the donor.

“Incremental Amendment” has the meaning specified in Section 2.14(a).

“Incremental Term Loans” has the meaning specified in Section 2.14(a).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c)           net obligations of such Person under any Swap Contract;

(d)           all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable);

(e)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)           all Attributable Indebtedness;

(g)           all obligations of such Person in respect of Disqualified Equity Interests; and

(h)           all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (i) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of clause (a) of the definition of Consolidated Total Debt of such Person and (ii) in the case of the Parent Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  The amount of Indebtedness of any Person that is not assumed by such Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnified Taxes” has the meaning specified in Section 3.01(a).

“Indemnitees” has the meaning specified in Section 10.05.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Parent Borrower, qualified to perform the task for which it has been engaged and that is independent of the Parent Borrower and its Affiliates.

“Information” has the meaning specified in Section 10.08.

“Initial Incremental Amount” has the meaning specified in Section 2.14(a).

“Initial Non-Principal Properties Collateral” means “Collateral,” as defined in the Non-Principal Properties Security Agreements, which assets the Parent Borrower has determined do not constitute “Principal Properties” under (and as defined in and determined in accordance with) the Retained Existing Notes Indenture.

“Initial Principal Properties Collateral” means “Collateral” as defined in the Principal Properties Security Agreement.

“Initial Revolving Borrowing” means one or more borrowings of Dollar Revolving Credit Loans or issuances or deemed issuances of Letters of Credit on the Closing Date in an amount not to exceed the aggregate amounts specified or referred to in the definition of “Permitted Initial Revolving Borrowing Purposes.”

“Intellectual Property Security Agreements” has the meaning specified in the Security Agreements.

“Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement dated as of the Restatement Date between the Administrative Agent, the ABL Administrative Agent and the other parties thereto, substantially in the form attached as Exhibit I-1, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Interest Payment Date” means (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or to the extent agreed by each Lender of such Eurocurrency Rate Loan and the Administrative Agent, nine or twelve months (or such period of less than one month as may be consented to by the Administrative Agent and each Lender), as selected by the relevant Borrower in its Committed Loan Notice; provided that:

(a)           any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)           no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Parent Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person.  For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return representing a return of capital with respect to such Investment.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Parent Borrower.

“IP Rights” has the meaning specified in Section 5.15.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Parent Borrower (or any of its Subsidiaries) or in favor of such L/C Issuer and relating to such Letter of Credit.

“Joinder Agreement” means the joinder agreement dated as of the Closing Date, among the Borrowers and the Administrative Agent, substantially in the form attached as Exhibit J to the Existing Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Judgment Currency” has the meaning specified in Section 10.19.

“Junior Financing” has the meaning specified in Section 7.12(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Latest Maturity Date” means, at any date of determination, the latest date that is a Maturity Date applicable to any Loan or Commitment hereunder at such time, determined after giving effect to any extension of the Maturity Dates hereunder and assuming, in the case of any Maturity Date that is determined by reference to the satisfaction or non-satisfaction of any condition, that such Maturity Date is to occur on the latest of the dates specified therefor.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advances” means the collective reference to Dollar L/C Advances and Alternative Currency L/C Advances.

“L/C Borrowing” means the collective reference to Dollar L/C Borrowings and Alternative Currency L/C Borrowings.

“L/C Credit Extensions” means the collective reference to the Dollar L/C Credit Extensions and the Alternative Currency L/C Credit Extensions.

“L/C Issuer” means the collective reference to each Dollar L/C Issuer and each Alternative Currency L/C Issuer.

“L/C Obligations” means the collective reference to the Dollar L/C Obligations and the Alternative Currency L/C Obligations.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes each L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Parent Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder or under the Existing Credit Agreement or any letter of credit set forth on Schedule 1.01G to the Existing Credit Agreement.  A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facilities (or, if such day is not a Business Day, the next preceding Business Day) without giving effect to any Extension unless the applicable L/C Issuer shall have consented to such Extension.

“License Subsidiary” means a direct or indirect wholly-owned Restricted Subsidiary of the Parent Borrower substantially all of the assets of which consist of Broadcast Licenses and related rights.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory, judgment or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien.

“LMA” means a time brokerage agreement between a broadcaster-broker and a radio station licensee pursuant to which the broadcaster-broker supplies programming and sells commercial spot announcements in discrete blocks of time provided by the radio station licensee that amount to 15% or more of the weekly broadcast hours of the radio station licensee’s radio broadcast station.

“Loan” means an extension of credit made by a Lender to a Borrower under Article II (including such extensions of credit that were made prior to the Restatement Date and acknowledged in Section 2.01 as of such date) in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Amendment Agreement, (iii) the Joinder Agreement, (iv) the Notes, (v) the Guaranties, (vi) the Collateral Documents, (vii) the Issuer Documents, (viii) the Intercreditor Agreement, (ix) the First Lien Intercreditor Agreement, if applicable, and (x) the Second Lien Intercreditor Agreement, if applicable.

“Loan Parties” means, collectively, Holdings, the U.S. Loan Parties and the Foreign Loan Parties.

“Loss Sharing Agreement” means the Loss Sharing Agreement, dated as of the Closing Date, among the Lenders (it being understood that no Loan Party and no Borrower is a party to such agreement), as the same may be amended or supplemented from time to time.

“LTM Cost Base” means, for any Test Period, the sum of (a) direct operating expenses, (b) selling, general and administrative expenses and (c) corporate expenses, in each case excluding depreciation, amortization and interest expense, of the Parent Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Management Stockholders” means the members of management of the Parent Borrower and its Subsidiaries who are investors in the Parent Borrower or any direct or indirect parent thereof.

“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01C.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, financial condition or results of operations of the Parent Borrower and its Restricted Subsidiaries, taken as a whole or (b) the rights and remedies of the Administrative Agent and the Lenders hereunder.

“Material Adverse Effect on the Company” has the meaning ascribed to such term in the Merger Agreement (as in effect on the Closing Date).

“Material Domestic Subsidiary” means, at any date of determination, each of the Parent Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for the most recently ended period of four consecutive fiscal quarters of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 were equal to or greater than 2.5% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Domestic Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 or contribute more than 5.0% of the gross revenues of the Parent Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters ending as of the last day of such fiscal quarter, then the Parent Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and comply with the provisions of Section 6.11 applicable to such Subsidiaries; provided, however, that, any License Subsidiary that is a Domestic Subsidiary shall be deemed to be a Material Domestic Subsidiary if such License Subsidiary would constitute a Material Domestic Subsidiary if it were assumed that such License Subsidiary had the revenues associated with the Broadcast Stations operated by the Parent Borrower and its Domestic Subsidiaries that utilized the Broadcast Licenses owned by such License Subsidiary.

“Material Foreign Subsidiary” means, at any date of determination, each of the Parent Borrower’s Foreign Subsidiaries (a) whose total assets at the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for the most recently ended period of four consecutive fiscal quarters of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 were equal to or greater than 2.5% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Foreign Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 or contribute more than 5.0% of the gross revenues of the Parent Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters ending as of the last day of such fiscal quarter, then the Parent Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such that the foregoing condition ceases to be true and comply with the provisions of Section 6.11 applicable to such Subsidiaries; provided, however, that, any License Subsidiary that is a Foreign Subsidiary shall be deemed to be a Material Foreign Subsidiary if such License Subsidiary would constitute a Material Foreign Subsidiary if it were assumed that such License Subsidiary had the revenues associated with the Broadcast Stations operated by the Parent Borrower’s Foreign Subsidiaries that utilized the Broadcast Licenses owned by such License Subsidiary.

“Material Real Property” means any fee owned real property owned by any Loan Party with a Fair Market Value in excess of $15,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition as reasonably estimated by the Parent Borrower), but solely to the extent either (a) constituting Non-Principal Properties Collateral or (b) expressly designated as Principal Properties Collateral to secure the Principal Properties Permitted Amount.

“Material Subsidiary” means any Material Domestic Subsidiary or Material Foreign Subsidiary.

“Maturity Date” means (a) with respect to the Revolving Credit Facilities, the date that is six years after the Closing Date, (b) with respect to the Tranche A Term Loans, the date that is six years after the Closing Date and (c) with respect to the Tranche B Term Loans, Delayed Draw Term Loans and Tranche C Term Loans, the date that is seven years and six months after the Closing Date; provided that if either such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Maximum Rate” has the meaning specified in Section 10.11.

“Merger” has the meaning specified in the preliminary statements to the Existing Credit Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of November 16, 2006, by and among the Parent Borrower, Merger Sub, T Triple Crown Finco, LLC, B Triple Crown Finco, LLC and Parent, as amended by Amendment No. 1 dated as of April 18, 2007, Amendment No. 2 dated as of May 17, 2007 and Amendment No. 3 dated as of May 13, 2008.

“Merger Consideration” means an amount equal to the total funds required to pay to the holder of each share of issued and outstanding common stock (subject to certain exceptions as set forth in the Merger Agreement) of the Parent Borrower (and to the holders of certain outstanding options to purchase, and outstanding restricted stock units with respect to, shares of common stock of the Parent Borrower (after deduction for any applicable exercise price)), other than shares the holders of which have elected to convert into common stock of Parent, an aggregate amount per share equal to the Cash Consideration (as defined Merger Agreement).

“Merger Sub” has the meaning specified in the preliminary statements to this Agreement.

“Minority Investment” means any Person other than a Subsidiary in which the Parent Borrower or any Restricted Subsidiary owns any Equity Interests.

“Minimum Extension Condition” shall have the meaning given to such term in Section 2.16(b).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage Policies” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Mortgaged Properties” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Mortgages” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to Sections 6.11 and 6.13.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings, the Parent Borrower, any Subsidiary or any of their respective ERISA Affiliates makes or is obligated to make contributions, or with respect to which the Parent Borrower or any Subsidiary would reasonably be expected to incur liability.

“NCR Stations” means the Stations listed on Schedule 1.01D.

“Net Cash Proceeds” means:

(a)           with respect to the Disposition of any asset (other than an asset constituting Receivables Collateral) by the Parent Borrower or any of the Restricted Subsidiaries or any Casualty Event with respect to an asset not constituting Receivables Collateral, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash and Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Parent Borrower or any of the Restricted Subsidiaries) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents, Permitted Alternative Incremental Facilities Indebtedness (and any Permitted Refinancing thereof) and Permitted Credit Facilities Refinancing Indebtedness (and any Permitted Refinancing thereof)), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) incurred by the Parent Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes or distributions made pursuant to Section 7.06(g)(i) or (g)(iii) paid or estimated to be payable in connection therewith (including withholding taxes imposed on the repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-wholly-owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of the Parent Borrower or a wholly-owned Restricted Subsidiary as a result thereof and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Parent Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (E); provided that no net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $75,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and

(b)           (i) with respect to the incurrence or issuance of any Indebtedness by the Parent Borrower or any Restricted Subsidiary or any Permitted Equity Issuance by the Parent Borrower or any direct or indirect parent of the Parent Borrower or any Qualified Securitization Financing by Holdings or any of its direct wholly-owned Subsidiaries, or Parent Borrower or any of its Subsidiaries, the excess, if any, of (A) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (B)(x) taxes or distributions made pursuant to Section 7.06(g)(i) paid or estimated to be payable in connection therewith (including withholding taxes imposed on the repatriation of any cash received in connection with such incurrence or issuance) and (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses, incurred by the Parent Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of the Parent Borrower, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Parent Borrower.

“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP.

“New Senior Cash-Pay Notes” means $980,000,000 aggregate principal amount of the Parent Borrower’s 10.75% senior notes due 2016, and any exchange notes in respect thereof.

“New Senior Notes” means, collectively, (i) the New Senior Cash-Pay Notes and (ii) the New Senior Toggle Notes.

“New Senior Notes Indenture” means the Indenture, dated July 30, 2008, by and among BT Triple Crown Merger Co., Inc., Law Debenture Trust Company of New York, Deutsche Bank Trust Company Americas and the Parent Borrower (as the successor-in-interest to BT Triple Crown Merger Co., Inc.), as supplemented by the Supplemental Indenture, dated July 30, 2008, by and among Holdings, certain subsidiaries of the Parent Borrower party thereto and Law Debenture Trust Company of New York, as further supplemented by the Supplemental Indenture, dated December 9, 2008, between CC Finco Holdings, LLC and Law Debenture Trust Company of New York, as may be amended, supplemented or modified from time to time.

“New Senior Toggle Notes” means $1,330,000,000 aggregate principal amount of the Parent Borrower’s 11.0%/11.75% senior toggle notes due 2016, and any exchange notes in respect thereof, and any increases in the principal amount of New Senior Toggle Notes (or related exchange notes) in lieu of the payment of cash interest in accordance with the terms thereof.

“Non-Consenting Lender” has the meaning specified in Section 3.07(d).

“Non-Defaulting Lender” means a Lender that is not a Defaulting Lender.

“Non-Loan Party” means any Subsidiary of the Parent Borrower that is not a Loan Party.

“Non-Principal Properties Collateral” means the Initial Non-Principal Properties Collateral and Additional Non-Principal Properties Collateral.

“Non-Principal Properties Security Agreements” means the Non-Principal Properties Security Agreements, substantially in the form of Exhibit G-2 and Exhibit G-3 to the Existing Credit Agreement, each dated as of the Execution Date, among the Loan Parties party thereto and the Administrative Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Non-Principal Property” means any assets that do not constitute “Principal Properties” under (and as defined in and determined in accordance with) the Retained Existing Notes Indenture.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Tranche A Term Loan Note, a Tranche B Term Loan Note, a Tranche C Term Loan Note, a Delayed Draw 1 Term Loan Note, a Delayed Draw 2 Term Loan Note, a Dollar Revolving Credit Note or an Alternative Currency Revolving Credit Note, as the context may require.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (y) Hedging Obligations and (z) Cash Management Obligations.  Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Revolving Credit Commitment Class” has the meaning specified in Section 2.16(a).

“Original Term Loan Class” has the meaning specified in Section 2.16(a).

“Other Taxes” has the meaning specified in Section 3.01(f).

“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the Dollar Amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, an L/C Issuer, or the Swing Line Lender, as applicable, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Parent” means CC Media Holdings, Inc. (formerly BT Triple Crown Capital Holdings III, Inc.).

“Parent Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Parent Borrower Obligor Cash Management Note” has the meaning specified in the definition of “CCU Cash Management Notes.”

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant” has the meaning specified in Section 10.07(e).

“Participant Register” has the meaning specified in Section 10.07(e).

“Participating Member State” means each state so described in any EMU Legislation.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the U.S. Pension Protection Act of 2006, as amended.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is either (i) sponsored or maintained by Holdings, the Parent Borrower, any Subsidiary or any of their ERISA Affiliates or (ii) to which Holdings, the Parent Borrower, any Subsidiary or any of their ERISA Affiliates contributes or has an obligation to contribute or with respect to which the Parent Borrower or any Subsidiary would reasonably be expected to incur liability.

“Permits” means any and all franchises, licenses, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, and other rights, privileges and approvals required for the operation of the Parent Borrower’s business under its organizational documents or under any loan treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Additional Notes” means unsecured notes issued by the Parent Borrower and guaranteed on a subordinated unsecured basis by one or more Guarantors, provided that (a) the terms of such notes provide for customary subordination of the guarantees of such notes by each Guarantor to the Obligations (and in any event the terms of such subordination shall be no less favorable to the Lenders than the terms of the subordination set forth in the New Senior Notes Indenture) and do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to six months after the Maturity Date for the Class of Term Loans being repaid with the proceeds of such Permitted Additional Notes, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such notes (provided that such notes shall have interest rates and redemption premiums determined by the Board of Directors of the Parent Borrower to be market rates and premiums at the time of issuance of such notes), taken as a whole, are determined by the Board of Directors of the Parent Borrower to be market terms on the date of issuance and in any event are not materially more restrictive on the Parent Borrower and the Restricted Subsidiaries, or materially less favorable to the Lenders, than the terms of the New Senior Notes Indenture and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions, provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Permitted Additional Notes Documentation” means any notes, instruments, agreements and other credit documents governing any Permitted Additional Notes.

“Permitted Alternative Incremental Facilities Indebtedness” has the meaning specified in Section 7.03(i).

“Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Parent Borrower or any of its Restricted Subsidiaries and another Person.

“Permitted Credit Facilities Refinancing Indebtedness” has the meaning specified in Section 7.03(g).

“Permitted Disposition Assets” means (a) the Specified Assets and (b) the assets permitted to be Disposed of pursuant to clauses (k), (o), (p) and (t) of Section 7.05.

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Parent Borrower or any direct or indirect parent of the Parent Borrower (to the extent the Net Cash Proceeds thereof are contributed to the common equity capital of the Parent Borrower), in each case to the extent not prohibited hereunder and neither in connection with the exercise of the Cure Right or which is for the funding of costs or expenses referenced in clause (a)(vii) of the definition of “Consolidated EBITDA”.

“Permitted Holder” means any Sponsor or Co-Investor; provided that for purposes of determining ownership by Permitted Holders of Voting Stock of Parent, Co-Investors shall be deemed to own the lesser of (x) the percentage of the voting power of the Voting Stock of Parent actually owned by them at such time and (y) 25% of the voting power of the Voting Stock of Parent, and shall only be deemed to be a Permitted Holder to such extent.

“Permitted Initial Revolving Borrowing Purposes” means (a) one or more Borrowings of Dollar Revolving Credit Loans in an aggregate amount of up to $600,000,000 to (i) finance the Transactions or (ii) finance working capital needs of the Parent Borrower or the Restricted Subsidiaries and (b) the issuance of Letters of Credit (i) in replacement of, or as a backstop for, letters of credit of the Parent Borrower or the Restricted Subsidiaries outstanding on the Closing Date or (ii) to finance working capital needs of the Parent Borrower or the Restricted Subsidiaries.

“Permitted Liens” has the meaning specified in Section 7.01.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder (provided that, in the case of a Permitted Refinancing pursuant to Section 7.03(t), the existing commitments under the ABL Facilities shall be deemed to be $783,500,000), (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Junior Financing or Retained Existing Notes, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole; provided that a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended and does not include guarantees by any other Person who is not an obligor of such Indebtedness being modified, refinanced, refunded, renewed or extended; provided that, notwithstanding this clause (d), so long as no Default or Event of Default is continuing or would result therefrom, Retained Existing Notes with a stated final maturity (as of the Closing Date) prior to the Maturity Date of the Tranche A Term Loans (and if at such time all Tranche A Term Loans have been repaid in full, the Maturity Date of the Tranche B Term Loans) may be refinanced with Indebtedness that constitutes Permitted Additional Notes, and (e) in the case of any Permitted Refinancing in respect of the ABL Facilities, such Permitted Refinancing is secured only by all or any portion of the collateral securing the ABL Facilities (but not by any other assets) pursuant to one or more security agreements subject to the Intercreditor Agreement (or another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Intercreditor Agreement).

“Permitted Senior Secured Notes” has the meaning specified in Section 7.03(g).

“Permitted Unsecured Notes” has the meaning specified in Section 7.03(g).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK Interest Amount” means the aggregate principal amount of all increases in outstanding principal amount of New Senior Toggle Notes and issuances of additional New Senior Toggle Notes or “PIK Notes” (as defined in the New Senior Notes Indenture or any similar document) in connection with an election by the Parent Borrower to pay interest in kind.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established, maintained or contributed to by the Parent Borrower or any Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Platform” has the meaning specified in Section 6.02.

“Pledged Debt” has the meaning specified in the Security Agreements.

“Pledged Equity” has the meaning specified in the Security Agreements.

“primary obligor” has the meaning specified in the definition of “Guarantee.”

“Principal L/C Issuer” means each of Citibank and Deutsche Bank AG New York Branch.

“Principal Properties” means each radio broadcasting, television broadcasting or outdoor advertising property located in the United States owned or leased by the Parent Borrower or any Subsidiary (as defined in the Retained Existing Notes Indenture) that is a “Principal Property” under (and as defined in and determined in accordance with) the Retained Existing Notes Indenture.

“Principal Properties Certificate” shall mean a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at the time of delivery of the financial statements set forth in Section 6.01(a), setting forth, as of the end of such fiscal year, a calculation of the Principal Properties Collateral Amount.

“Principal Properties Collateral” means the Initial Principal Properties Collateral and any Additional Principal Properties Collateral.

“Principal Properties Collateral Amount” means, as of any date of determination, the aggregate Fair Market Value of the Principal Properties, determined by the Parent Borrower (acting reasonably and in good faith), that are the subject of Liens securing the Obligations.

“Principal Properties Permitted Amount” means, as of any date of determination, as determined in accordance with the Retained Existing Notes Indenture, an amount equal to 15% of the total consolidated stockholders’ equity (including preferred stock) of the Parent Borrower as shown on the audited consolidated balance sheet contained in the latest annual report to stockholders of the Parent Borrower.

“Principal Properties Security Agreement” means the Principal Properties Security Agreement, substantially in the form of Exhibit G-1 to the Existing Credit Agreement, dated as of the Execution Date, among the Loan Parties party thereto and the Administrative Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Pro Forma Balance Sheet” has the meaning specified in Section 5.05(a)(ii).

“Pro Forma Financial Statements” has the meaning specified in Section 5.05(a)(ii).

“Projections” has the meaning specified in Section 6.01(c).

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans or Delayed Draw 2 Term Loans, as applicable, of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments and, if applicable and without duplication, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans or Delayed Draw 2 Term Loans, as applicable, at such time; provided that, in the case of a Revolving Credit Facility, if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Foreign Subsidiary” means (x) any wholly-owned Restricted Subsidiary of the Parent Borrower or (y) so long as CCOH is a Subsidiary of the Parent Borrower, any wholly-owned Restricted Subsidiary of CCOH (other than, in each case, any Excluded Subsidiary) that, in each case,  (i) is organized or incorporated under the laws of any of the following jurisdictions:  (a) England and Wales, (b) Canada or (c) The Netherlands and (ii) has satisfied the Collateral and Guarantee Requirement as a Foreign Subsidiary Borrower.

“Qualified Securitization Financing” means any transaction or series of transactions that may be entered into by Holdings or any of its direct wholly-owned Subsidiaries, the Parent Borrower or any of its Restricted Subsidiaries pursuant to which such Person may, directly or indirectly, sell, convey or otherwise transfer to (a) one or more Securitization Entities or (b) any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in, any Securitization Assets of CCOH or any of its Subsidiaries (other than any assets that have been transferred or contributed to CCOH or its Subsidiaries by the Parent Borrower or any other Restricted Subsidiary of the Parent Borrower) that are customarily granted in connection with asset securitization transactions similar to the Qualified Securitization Financing entered into of a Securitization Entity that meets the following conditions:  (a) the board of directors of the Parent Borrower shall have determined in good faith that such Qualified Securitization Financing (including the terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Parent Borrower and the Securitization Entity, (b) all sales of Securitization Assets and related assets to the Securitization Entity are made at Fair Market Value, (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms (as determined in good faith by the Parent Borrower), (d) giving effect on a pro forma basis for such Qualified Securitization Financing in accordance with Section 1.10, for the Test Period immediately preceding such transaction (i) the Total Leverage Ratio would be less than the lesser of (x) 8.0 to 1.0 and (y) the Total Leverage Ratio for such Test Period before giving effect to such transaction, (ii) the Secured Leverage Ratio would be less than the lesser of (x) the ratio required for pro forma compliance with Section 7.14 and (y) the Secured Leverage Ratio for such Test Period before giving effect to such transaction and (iii) the ratio of Consolidated Total Debt of the Parent Borrower and U.S. Guarantors to Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries is less than 6.5 to 1.0 and (e) the Administrative Agent shall have received an officers’ certificate of a Responsible Officer of the Parent Borrower certifying that all of the requirements of clauses (a) through (d) have been satisfied.  The grant of a security interest in any Securitization Assets of the Parent Borrower or any of the Restricted Subsidiaries (other than a Securitization Entity) to secure Indebtedness under this Agreement prior to engaging in any securitization transaction shall not be deemed a Qualified Securitization Financing.

“Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Receivables Collateral” means all the “Intercreditor Collateral” as defined in the Intercreditor Agreement.

“Receivables Collateral Security Agreement” means the Receivables Collateral Security Agreement, substantially in the form of Exhibit G-4 to the Existing Credit Agreement, dated as of the Execution Date, among the Loan Parties party thereto and the Administrative Agent for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Reference Banks” means, in relation to Mandatory Cost, the principal London offices of Citibank or such other banks as may be appointed by the Administrative Agent in consultation with the Parent Borrower.

“Reference Date” has the meaning specified in the definition of “Available Amount.”

“Refinanced Term Loans” has the meaning specified in Section 10.01.

“Register” has the meaning specified in Section 10.07(d).

“Rejection Notice” has the meaning specified in Section 2.05(b)(vi).

“Related Business Assets” means assets (other than Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Parent Borrower or a Restricted Subsidiary in exchange for assets transferred by the Parent Borrower or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon the receipt by the Parent Borrower or a Restricted Subsidiary of the securities of such Person, such Person would become a Restricted Subsidiary.

“Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating in, into, onto or through the Environment.

“Replacement Term Loans” has the meaning specified in Section 10.01.

“Reportable Event” means, with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Repurchased Existing Notes” means (i) the 7.65% Senior Notes due 2010 of the Parent Borrower and (ii) the AMFM Notes, in each case to the extent repaid, prepaid, repurchased or defeased on the Closing Date (or such later date as may be necessary to effect the Debt Repayment contemplated by any tender offer made on or prior to the Closing Date).

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Facility Lenders” means, with respect to any Facility on any date of determination, Lenders having more than 50% of the sum of (i) the Total Outstandings under such Facility (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, as applicable, under such Facility being deemed “held” by such Lender for purposes of this definition) and (ii) the aggregate unused Commitments under such Facility; provided that the unused Commitments of, and the portion of the Total Outstandings under such Facility held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, chief operating officer, chief financial officer, chief accounting officer, or treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.  Unless otherwise specified, all references in this Agreement to a “Responsible Officer” shall refer to a Responsible Officer of the Parent Borrower.

“Restatement Date” means the “Amendment and Restatement Effective Date” as such term is defined in the Amendment Agreement.

“Restricted Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“Restricted Payment” means any direct or indirect dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Parent Borrower or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Parent Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary.

“Restricting Information” has the meaning specified in Section 10.09(a).

“Retained Existing Notes” means (a) the Parent Borrower’s (i) 6.625% Senior Notes due 2008, (ii) 4.25% Senior Notes due 2009, (iii) 4.5% Senior Notes due 2010, (iv) 6.25% Senior Notes due 2011, 4.4% Senior Notes due 2011, (v) 5.0% Senior Notes due 2012, (vi) 5.75% Senior Notes due 2013, 5.5% Senior Notes due 2014, (vii) 4.9% Senior Notes due 2015, (viii) 5.5% Senior Notes due 2016, (ix) 6.875% Senior Debentures due 2018 and (x) 7.25% Debentures Due 2027 and (b) any 7.65% Senior Notes due 2010 of the Parent Borrower and 8% Senior Notes due 2008 of AMFM to the extent not repaid, prepaid, repurchased or defeased on the Closing Date (or such later date as may be necessary to effect the Debt Repayment contemplated by any tender offer made on or prior to the Closing Date) (the “Retained Existing Notes” and, together with the Repurchased Existing Notes, the “Existing Notes”).

“Retained Existing Notes Indenture” means the Senior Indenture dated as of October 1, 1997 among the Parent Borrower and The Bank of New York, as trustee (with The Bank of New York Trust Company, N.A. as current trustee), as supplemented by the Second Supplemental Indenture dated as of June 16, 1998, as further supplemented by the Third Supplemental Indenture dated as of June 16, 1998, as further supplemented by the Eleventh Supplemental Indenture dated as of January 9, 2003, as further supplemented by the Twelfth Supplemental Indenture dated as of March 17, 2003, as further supplemented by the Thirteenth Supplemental Indenture dated as of May 1, 2003, as further supplemented by the Fourteenth Supplemental Indenture dated as of May 21, 2003, as further supplemented by the Sixteenth Supplemental Indenture dated as of December 9, 2003, as further supplemented by the Seventeenth Supplemental Indenture dated as of September 20, 2004, as further supplemented by the Eighteenth Supplemental Indenture dated as of November 22, 2004, as further supplemented by the Nineteenth Supplemental Indenture dated as of December 16, 2004, as further supplemented by the Twentieth Supplemental Indenture dated as of March 21, 2006 and as further supplemented by the Twenty-first Supplemental Indenture dated as of August 15, 2006, as may be amended, supplemented or modified from time to time.

“Retained Existing Notes Indenture Debt” means “Debt” under (and as defined in) the Retained Existing Notes Indenture.

“Retained Existing Notes Indenture Restricted Subsidiary” means any Restricted Subsidiary that is not an “Unrestricted Subsidiary” under (and as defined in) the Retained Existing Notes Indenture.

“Retained Existing Notes Indenture Sale-Leaseback Transaction” means any “Sale-Leaseback Transaction” under (and as defined in) the Retained Existing Notes Indenture.

“Retained Existing Notes Indenture Unrestricted License Subsidiary” means any License Subsidiary that (a) is created or acquired after the Closing Date and (b) constitutes an “Unrestricted Subsidiary” under (and as defined in) the Retained Existing Notes Indenture.

“Revaluation Date” means (a) with respect to any Alternative Currency Revolving Credit Loan, each of the following:  (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall reasonably determine or the Required Facility Lenders under the Alternative Currency Revolving Credit Facility shall reasonably require; and (b) with respect to any Alternative Currency Letter of Credit, each of the following:  (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount) and (iii) such additional dates as the Administrative Agent or the Alternative Currency L/C Issuer shall reasonably determine or the Required Facility Lenders under the Alternative Currency Revolving Credit Facility shall reasonably require.

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means the collective reference to a Dollar Revolving Credit Borrowing and an Alternative Currency Revolving Credit Borrowing.

“Revolving Credit Commitments” means the collective reference to the Dollar Revolving Credit Commitment and the Alternative Currency Revolving Credit Commitment.

“Revolving Credit Facilities” means the collective reference to the Dollar Revolving Credit Facility and the Alternative Currency Revolving Credit Facility.

“Revolving Credit Lenders” means the collective reference to the Dollar Revolving Credit Lenders and the Alternative Currency Revolving Credit Lenders.

“Revolving Credit Loans” means the collective reference to the Dollar Revolving Credit Loans and the Alternative Currency Revolving Credit Loans.

“Rollover Equity” means the value of all Equity Interests of existing shareholders (including management) of the Parent Borrower (prior to giving effect to the Merger) that are converted into Equity Interests of Parent (valued based upon the cash consideration payable in the Merger) in connection with the Merger and the value of all Equity Interests of Parent issued to or otherwise directly or indirectly acquired by, any existing shareholders and management of the Parent Borrower (prior to giving effect to the Merger) in connection with the Transactions.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Intercreditor Agreement” means a Second Lien Intercreditor Agreement between the Administrative Agent and a trustee or collateral agent representing each series of Permitted Alternative Incremental Facilities Indebtedness and Permitted Credit Facilities Refinancing Indebtedness (and, in each case, any Permitted Refinancing thereof) secured by Liens on all or a portion of the Collateral of U.S. Loan Parties that are junior to the Liens on such Collateral of U.S. Loan Parties securing the Loan Documents, substantially in the form of Exhibit I-3, with such ministerial changes made prior to such intercreditor agreement’s effectiveness that are reasonably satisfactory to the Administrative Agent and that are not materially adverse to the Lenders, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any U.S. Loan Party or any Subsidiary and any Hedge Bank and designated in writing by the Parent Borrower to the Administrative Agent as a “Secured Hedge Agreement.”

“Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower for such Test Period.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Secured Party Claim” means any amount which a Foreign Subsidiary Revolving Borrower owes to a Secured Party under or in connection with the Loan Documents.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Assets” means any properties, assets and revenue streams associated with the Americas Outdoor Advertising segment of the Parent Borrower and its Subsidiaries that are subject to a Qualified Securitization Financing and the proceeds thereof.

“Securitization Entity” means a Restricted Subsidiary or direct or indirect wholly-owned Subsidiary of Holdings (other than the Parent Borrower), or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which Holdings or any of its direct or indirect wholly-owned Subsidiaries, makes an Investment and to which the Parent Borrower or any of its Restricted Subsidiaries, directly or indirectly, sells, conveys or otherwise transfers Securitization Assets and related assets that engages in no activities other than in connection with the ownership and financing of Securitization Assets, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of the Parent Borrower or such other Person as provided below) as a Securitization Entity and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings, the Parent Borrower or any other Subsidiary of Holdings, other than another Securitization Entity (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates Holdings, the Parent Borrower or any other Subsidiary of the Parent Borrower, other than another Securitization Entity, in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings, the Parent Borrower or any other Subsidiary of the Parent Borrower, other than another Securitization Entity, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, the Parent Borrower or any other Subsidiary of the Parent Borrower, other than another Securitization Entity, has any material contract, agreement, arrangement or understanding other than on terms which the Parent Borrower reasonably believes to be no less favorable to Holdings, the Parent Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Parent Borrower, (c) to which none of Holdings, the Parent Borrower or any other Subsidiary of the Parent Borrower, other than another Securitization Entity, has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results and (d) if such Securitization Entity is not a Restricted Subsidiary of the Parent Borrower, (i) to the extent permitted by the terms of the Qualified Securitization Financing, Holdings shall have pledged the Equity Interests of such Securitization Entity to the Administrative Agent and the Administrative Agent shall be reasonably satisfied that the Obligations shall have been secured by a first priority security interest in such Equity Interests and Holdings shall not permit any other Liens on such Equity Interests and (ii) Holdings shall not transfer any Equity Interests in such Securitization Entity to any other Person (other than to Holdings or any of its direct or indirect wholly-owned Subsidiaries) and shall not permit such Securitization Entity to issue any additional Equity Interests (other than to Holdings or any of its direct or indirect wholly-owned Subsidiaries).  Any such designation by the board of directors of the Parent Borrower or such other Person shall be evidenced to the Administrative Agent by the delivery to the Administrative Agent of a certified copy of the resolution of the board of directors of the Parent Borrower, or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.

“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Entity in connection with, any Qualified Securitization Financing.

“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by any failure to take action by or any other event relating to the seller.

“Security Agreement Supplement” has the meaning specified in the Security Agreements.

“Security Agreements” means, collectively, (i) the Principal Properties Security Agreement, (ii) the Non-Principal Properties Security Agreements, (iii) the Receivables Collateral Security Agreement and (iv) the Holdings Pledge Agreement, each executed by the applicable Loan Parties, together with each other Security Agreement Supplement executed and delivered pursuant to Section 6.11.

“Similar Business” means any business conducted or proposed to be conducted by the Parent and its subsidiaries on the Closing Date or any business that is similar, reasonably related, incidental or ancillary thereto.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Assets” means assets used in the operation of the NCR Stations.

“Specified Date” means March 27, 2008.

“Specified Equity Contribution” means any cash capital contributions (other than any Cure Amount, other than any contribution increasing the Available Amount pursuant to clause (c) of the definition thereof and other than any amount funded for any cost or expense referenced in clause (a)(vii) of the definition of “Consolidated EBITDA”) or Net Cash Proceeds from Permitted Equity Issuances (other than the Equity Contribution and other than any contribution increasing the Available Amount pursuant to clause (c) of the definition thereof) received by the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent as common equity capital to the Parent Borrower) and certified by a Responsible Officer as a Specified Equity Contribution concurrently with such contribution or issuance.

“Specified L/C Sublimit” means, with respect to any L/C Issuer, (i) in the case of Citibank (or any of its Affiliates), (x) in the case of Dollar L/C Credit Extensions, 50% of the Dollar L/C Sublimit and (y) in the case of Alternative Currency L/C Credit Extensions, 50% of the Alternative Currency L/C Sublimit, (ii) in the case of Deutsche Bank AG New York Branch (or any of its Affiliates), (x) in the case of Dollar L/C Credit Extensions, 50% of the Dollar L/C Sublimit and (y) in the case of Alternative Currency L/C Credit Extensions, 50% of the Alternative Currency L/C Sublimit and (iii) in the case of any other L/C Issuer, (x) in the case of Dollar L/C Credit Extensions, 100% of the Dollar L/C Sublimit or (y) in the case of Alternative Currency L/C Credit Extensions, 100% of the Alternative Currency L/C Sublimit, as applicable, or in each case such lower percentage as is specified in the agreement pursuant to which such Person becomes an L/C Issuer entered into pursuant to Section 2.03(l) hereof.

“Specified Transaction” means any Investment that results in a Person becoming a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Parent Borrower or any Disposition of a business unit, line of business or division of the Parent Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise.

“Sponsor” means any of Bain Capital LLC and Thomas H. Lee Partners L.P. and any of their respective Affiliates and funds or partnerships managed or advised by any or both of them or their respective Affiliates but not including, however, any portfolio company of any of the foregoing.

“Sponsor Management Agreement” means the Amended and Restated Management Agreement, dated as of the Execution Date, between certain of the management companies associated with the one or more of the Sponsors or their advisors, the Parent Borrower (as successor by merger to BT Triple Crown Merger Co., Inc.), T Triple Crown Finco, LLC, B Triple Crown Finco, LLC and Parent, as amended, supplemented, amended and restated, replaced or otherwise modified from time to time; provided, however, that the terms of any such amendment, supplement, amendment and restatement or replacement agreement are not, taken as a whole, less favorable to the Lenders in any material respect than the agreement dated as of the Execution Date.

“Sponsor Termination Fees” means the one-time payment under the Sponsor Management Agreement of a termination fee to one or more of the Sponsors and their Affiliates in the event of either a Change of Control or the completion of a Qualifying IPO.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or an Alternative Currency L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office; provided that the Administrative Agent or an Alternative Currency L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or such Alternative Currency L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided that the Alternative Currency L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Alternative Currency Letter of Credit denominated in an Alternative Currency.

“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by Holdings (or any direct or indirect parent company of Holdings) or any of its Subsidiaries that the Parent Borrower has determined in good faith to be customary in a Securitization Financing.

“Stations” means all radio and television broadcast stations owned by the Parent Borrower or any of its Restricted Subsidiaries.

“Sterling” and the sign “£” each mean the lawful money of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.

“Subsidiary Co-Borrowers” means each of the Clear Channel Broadcasting, Inc., Capstar Radio Operating Company, Citicasters Co. and Premiere Radio Networks, Inc.

“Subsidiary Guarantee” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Subsidiary Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Successor Foreign Subsidiary Revolving Borrower” has the meaning specified in Section 7.04(d)(iii).

“Successor Parent Borrower” has the meaning specified in Section 7.04(d)(i).

“Supplemental Administrative Agent” has the meaning specified in Section 9.14 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit sub-facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means Citibank, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the aggregate Dollar Amount of the Dollar Revolving Credit Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Dollar Revolving Credit Commitments.

“Syndication Agents” has the meaning assigned thereto in the Existing Credit Agreement.

“TARGET” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes interlinked national real time gross settlement systems and the European Central Bank’s payment mechanism and which began operations on 4 January 1999.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on 19 November 2007.

“TARGET Day” means:

(a)           until such time as TARGET is permanently closed down and ceases operations any day on which both TARGET and TARGET2 are; and

(b)           following such time as TARGET is permanently closed down and ceased operations, any day on which TARGET2 is,

open for the settlement of payments in euro.

“Taxes” has the meaning specified in Section 3.01(a).

“Tender Offers” means one or more tender offers and consent solicitations by the Parent Borrower and AMFM to repurchase the Parent Borrower’s outstanding 7.65% Senior Notes Due 2010 and the outstanding AMFM Notes.

“Term Borrowing” means a borrowing consisting of Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01 of the Existing Credit Agreement or this Agreement.

“Term Commitment” means the collective reference to the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Tranche C Term Loan Commitment and the Delayed Draw Term Loan Commitment.

“Term Lender” means, at any time, any Lender that has a (i) Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment, Delayed Draw 1 Term Loan Commitment or Delayed Draw 2 Term Loan Commitment or (ii) Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan, Delayed Draw 1 Term Loan or Delayed Draw 2 Term Loan at such time.

“Term Loans” means the collective reference to the Tranche A Term Loans made pursuant to Section 2.01(a)(i) of the Existing Credit Agreement, Tranche B Term Loans made pursuant to Section 2.01(a)(ii) of the Existing Credit Agreement, Tranche C Term Loans made pursuant to Section 2.01(a)(iii) of the Existing Credit Agreement, Delayed Draw 1 Term Loans made pursuant to Section 2.01(a)(iv) of the Existing Credit Agreement and Delayed Draw 2 Term Loans made pursuant to Section 2.01(a)(v) of the Existing Credit Agreement.

“Test Period” in effect at any time means the most recent period of four consecutive fiscal quarters of the Parent Borrower ended on or prior to such time in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b); provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Parent Borrower ended September 30, 2008.  A Test Period may be designated by reference to the last day thereof (i.e., the “December 31, 2007 Test Period” refers to the period of four consecutive fiscal quarters of the Parent Borrower ended December 31, 2007), and a Test Period shall be deemed to end on the last day thereof.

“Threshold Amount” means $100,000,000.

“Total Assets” means the total assets of the Parent Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Parent Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements.

“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower for such Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Tranche A Term Loan” means the term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a)(i) of the Existing Credit Agreement or by an Incremental Amendment.  Each Tranche A Term Loan shall be either a Eurocurrency Rate Loan or a Base Rate Loan.  The aggregate amount of Tranche A Term Loans outstanding on the Restatement Date after giving effect to the Voluntary Prepayment is $1,087,090,292.02.

“Tranche A Term Loan Backstop Amount” means the excess, if any, of (i) $750,000,000 over (ii) the aggregate principal amount of the initial borrowing under the ABL Facilities on the Closing Date.

“Tranche A Term Loan Commitment” means, as to each Term Lender, its obligation to make a Tranche A Term Loan to the Parent Borrower pursuant to Section 2.01(a)(i) of the Existing Credit Agreement in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Tranche A Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Tranche A Term Loan Commitments is the Tranche A Term Loan Commitment Amount.

“Tranche A Term Loan Commitment Amount” means the sum of (i) $1,115,000,000 plus (ii) the Tranche A Term Loan Backstop Amount.

“Tranche A Term Loan Lender” means a Lender with a Tranche A Term Loan Commitment or an outstanding Tranche A Term Loan.

“Tranche A Term Loan Note” means a promissory note of the Parent Borrower payable to any Tranche A Term Loan Lender or its registered assigns, in substantially the form of Exhibit C-1 to the Existing Credit Agreement evidencing the aggregate Indebtedness of the Parent Borrower to such Tranche A Term Loan Lender resulting from the Tranche A Term Loans made by such Tranche A Term Loan Lender.

“Tranche B Term Loan” means the term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a)(ii) of the Existing Credit Agreement or by an Incremental Amendment.  Each Tranche B Term Loan shall be either a Eurocurrency Rate Loan or a Base Rate Loan.  The aggregate amount of Tranche B Term Loans outstanding on the Restatement Date after giving effect to the Voluntary Prepayment is $8,735,911,471.67.

“Tranche B Term Loan Commitment” means, as to each Term Lender, its obligation to make a Tranche B Term Loan to the Parent Borrower pursuant to Section 2.01(a)(ii) to the Existing Credit Agreement in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Tranche B Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The initial aggregate amount of the Tranche B Term Loan Commitments is $10,700,000,000.

“Tranche B Term Loan Lender” means a Lender with a Tranche B Term Loan Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan Note” means a promissory note of the Parent Borrower payable to any Tranche B Term Loan Lender or its registered assigns, in substantially the form of Exhibit C-2 to the Existing Credit Agreement evidencing the aggregate Indebtedness of the Parent Borrower and the Subsidiary Co-Borrowers to such Tranche B Term Loan Lender resulting from the Tranche B Term Loans made by such Tranche B Term Loan Lender.

“Tranche C Term Loan” means the term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a)(iii) of the Existing Credit Agreement or by an Incremental Amendment.  Each Tranche C Term Loan shall be either a Eurocurrency Rate Loan or a Base Rate Loan.  The aggregate amount of Tranche C Term Loans outstanding on the Restatement Date after giving effect to the Voluntary Prepayment is $670,844,991.90.

“Tranche C Term Loan Commitment” means, as to each Term Lender, its obligation to make a Tranche C Term Loan to the Parent Borrower pursuant to Section 2.01(a)(iii) of the Existing Credit Agreement in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Tranche C Term Loan Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The initial aggregate amount of the Tranche C Term Loan Commitments is the Tranche C Term Loan Commitment Amount.

“Tranche C Term Loan Commitment Amount” means (i) $705,638,000 minus (ii) the Net Cash Proceeds received by the Parent Borrower or any wholly-owned Restricted Subsidiary from the sale of Specified Assets after the Specified Date and on prior to the Closing Date.

“Tranche C Term Loan Lender” means a Lender with a Tranche C Term Loan Commitment or an outstanding Tranche C Term Loan.

“Tranche C Term Loan Note” means a promissory note of the Parent Borrower payable to any Tranche C Term Loan Lender or its registered assigns, in substantially the form of Exhibit C-3 to the Existing Credit Agreement evidencing the aggregate Indebtedness of the Parent Borrower to such Tranche C Term Loan Lender resulting from the Tranche C Term Loans made by such Tranche C Term Loan Lender.

“Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Transactions, this Agreement and the other Loan Documents.

“Transactions” means, collectively, (a) the Equity Contribution, (b) the Merger, (c) the issuance of the New Senior Notes, (d) the funding of the Term Loans and the Initial Revolving Borrowing on the Closing Date, (e) the funding of the ABL Facilities on the Closing Date, if any, (f) the repayment of the “Existing Credit Agreement” (as defined in the Existing Credit Agreement) on the Closing Date, (g) the consummation of the Tender Offers on or after to the Closing Date, (h) the consummation of any other transactions in connection with the foregoing and (i) the payment of the fees and expenses incurred in connection with any of the foregoing.

“Type” means, with respect to a Loan denominated in Dollars, its character as a Base Rate Loan or a Eurocurrency Rate Loan; provided that any Alternative Currency Revolving Credit Loans denominated in Dollars may only be a Eurocurrency Rate Loan.

“Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (a) any Subsidiary of the Parent Borrower designated by the board of directors of the Parent Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date, (b) any Securitization Entity and (c) any Subsidiary of an Unrestricted Subsidiary, in each case, until such Person ceases to be an Unrestricted Subsidiary of the Parent Borrower in accordance with Section 6.14 or ceases to be a Subsidiary of the Parent Borrower.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“U.S. Guarantees” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“U.S. Guarantor” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“U.S. Lender” has the meaning specified in Section 3.01(d).

“U.S. Loan Parties” means, collectively, the Parent Borrower and the U.S. Subsidiary Guarantors.

“U.S. Subsidiary Guarantee” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“U.S. Subsidiary Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.”

“Voluntary Prepayment” has the meaning specified in the Amendment Agreement.

“Voting Stock” means, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors of such Person.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02.           Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii)           Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii)           The term “including” is by way of example and not limitation.

(iv)           The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c)           In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(d)           Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(e)           The word “or” is not exclusive.

SECTION 1.03.           Accounting Terms.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Annual Financial Statements, except as otherwise specifically prescribed herein.

SECTION 1.04.           Rounding.  Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05.           References to Agreements, Laws, Etc.  Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06.           Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07.           Additional Alternative Currencies.

(a)           The Parent Borrower may from time to time request that Alternative Currency Revolving Credit Loans be made and/or Alternative Currency Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars.  In the case of any such request with respect to the making of Alternative Currency Revolving Credit Loans, such request shall be subject to the approval of the Administrative Agent and each Alternative Currency Revolving Credit Lender; and in the case of any such request with respect to the issuance of Alternative Currency Letters of Credit, such request shall be subject to the approval of the Administrative Agent, each Alternative Currency Revolving Credit Lender and each Alternative Currency L/C Issuer.

(b)           Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten Business Days prior to the date of the desired Alternative Currency Revolving Credit Borrowing or Alternative Currency L/C Borrowing (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Alternative Currency Letters of Credit, each Alternative Currency L/C Issuer, in its or their sole discretion).  Any such request pertaining to Alternative Currency Revolving Credit Loans, the Administrative Agent shall promptly notify each Alternative Currency Revolving Credit Lender thereof; and in the case of any such request pertaining to Alternative Currency Letters of Credit, the Administrative Agent shall promptly notify each Alternative Currency L/C Issuer thereof and each of the Alternative Currency Revolving Credit Lenders.  Each Alternative Currency Revolving Credit Lender (in the case of any such request pertaining to Alternative Currency Revolving Credit Loans) or each Alternative Currency L/C Issuer and each of the Alternative Currency Revolving Credit Lenders (in the case of a request pertaining to Alternative Currency Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Revolving Credit Loans or the issuance of Alternative Currency Letters of Credit, as the case may be, in such requested currency.

(c)           Any failure by an Alternative Currency Revolving Credit Lender or an Alternative Currency L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Alternative Currency Revolving Credit Lender or such Alternative Currency L/C Issuer, as the case may be, to permit Alternative Currency Revolving Credit Loans to be made or Alternative Currency Letters of Credit to be issued in such requested currency.  If the Administrative Agent and all the Alternative Currency Revolving Credit Lenders consent to making Alternative Currency Revolving Credit Loans in such requested currency, the Administrative Agent shall so notify the Parent Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Alternative Currency Revolving Credit Borrowings of Alternative Currency Revolving Credit Loans, and if the Administrative Agent, each Alternative Currency Revolving Credit Lender and each Alternative Currency L/C Issuer consent to the issuance of Alternative Currency Letters of Credit in such requested currency, the Administrative Agent shall so notify the Parent Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Alternative Currency Letter of Credit issuances. If the consents required to be obtained by this Section with respect to an additional currency proposed by the Parent Borrower are not obtained, the Administrative Agent shall promptly so notify the Parent Borrower.

SECTION 1.08.           Currency Equivalents Generally.

(a)           The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial ratios hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative Agent.

(b)           Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of an Alternative Currency Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Alternative Currency Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar Amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable Alternative Currency L/C Issuer, as the case may be.

(c)           Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

(d)           For purposes of determining compliance with Section 7.14 and otherwise computing the Total Leverage Ratio and Secured Leverage Ratio, the equivalent in Dollars of any amount denominated in a currency other than Dollars will be converted to Dollars (i) with respect to income statement items, in a manner consistent with that used in calculating Net Income in the Parent Borrower’s latest financial statements delivered pursuant to Section 6.01(a) or (b) and (ii) with respect to balance sheet items, in a manner consistent with that used in calculating balance sheet items in the Parent Borrower’s latest financial statements delivered pursuant to Section 6.01(a) or (b) and will, in the case of Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of Swap Contracts for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness.

SECTION 1.09.           Change in Currency.

(a)           Each obligation of the Parent Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Execution Date shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation).  If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Alternative Currency Revolving Credit Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Alternative Currency Revolving Credit Borrowing, at the end of the then current Interest Period.

(b)           Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

(c)           Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

SECTION 1.10.           Pro Forma Calculations.

(a)           Notwithstanding anything to the contrary herein, the Secured Leverage Ratio and the Total Leverage Ratio shall be calculated in the manner prescribed by this Section.

(b)           In the event that the Parent Borrower or any Restricted Subsidiary incurs, assumes, guarantees, redeems, repays, retires or extinguishes any Indebtedness included in the definitions of Consolidated Secured Debt or Consolidated Total Debt, as the case may be (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), subsequent to the end of the Test Period for which the Secured Leverage Ratio and the Total Leverage Ratio, as the case may be, is being calculated but prior to or simultaneously with the event for which the calculation of any such ratio is made, then the Secured Leverage Ratio and the Total Leverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption, repayment, retirement or extinguishment of Indebtedness, as if the same had occurred on the last day of the applicable Test Period.

(c)           For purposes of calculating the Secured Leverage Ratio and the Total Leverage Ratio, Specified Transactions that have been made by the Parent Borrower or any of its Restricted Subsidiaries during the applicable Test Period or subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the applicable Test Period.  If since the beginning of any such Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Parent Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section, then the Secured Leverage Ratio and the Total Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Specified Transaction occurred at the beginning of the applicable Test Period.

(d)           Notwithstanding the foregoing, when calculating the Secured Leverage Ratio and Total Leverage Ratio for purposes of determining compliance with Section 7.14 at the end of a Test Period (excluding determinations of compliance with such Section on a pro forma basis pursuant to Sections 2.05(b)(ii), 2.14, 6.14 and 7.04), the definition of “Applicable Rate” and Sections 2.05(b)(i) and 2.05(b)(ii), the events described in Sections 1.10(b) and 1.10(c) above that occurred subsequent to the end of the Test Period shall not be given pro forma effect.

(e)           Whenever pro forma effect is to be given to a Specified Transaction (other than the Transactions), the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Parent Borrower (and may include, for the avoidance of doubt, cost savings, operating expense reductions and synergies resulting from such Specified Transaction (other than the Transactions) which is being given pro forma effect that have been or are expected to be realized and shall be certified in an officers’ certificate by such responsible financial or accounting officer delivered to the Administrative Agent); provided that (A) such amounts are reasonably identifiable and factually supportable, (B) actions to realize such amounts are taken within 12 months after the date of such Specified Transaction, (C) no amounts shall be added pursuant to this clause to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA with respect to such period. Notwithstanding the foregoing, calculations of the Total Leverage Ratio for purposes of the definition of “Applicable Rate” and Section 2.05(b)(i) and 2.05(b)(ii) shall not include any cost savings, operating expense reductions or synergies that have not been actually realized.

SECTION 1.11.           Funding Through Applicable Lending Offices.  Any Lender may, by notice to the Administrative Agent and the Parent Borrower, designate an Affiliate of such Lender as its applicable Lending Office with respect to any Alternative Currency Revolving Credit Loans to be made by such Lender to any Borrower (and, for the avoidance of doubt, a Lender may designate different applicable Lending Offices to make Loans to the Parent Borrower, on the one hand, and any Foreign Subsidiary Revolving Borrower, on the other hand, under the same Alternative Currency Revolving Credit Facility) or make any Alternative Currency Revolving Credit Loan available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loans.  In the event that a Lender designates an Affiliate of such Lender as its applicable Lending Office for Alternative Currency Revolving Credit Loans to any Borrower under the Alternative Currency Revolving Credit Facility or makes any Alternative Currency Revolving Credit Loan available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loans, then all Alternative Currency Revolving Credit Loans and reimbursement obligations to be funded by such Lender under the Alternative Currency Revolving Credit Facility to such Borrower shall be funded by such applicable Lending Office or foreign or domestic branch or Affiliate, as applicable, and all payments of interest, fees, principal and other amounts payable to such Lender under the Alternative Currency Revolving Credit Facility shall be payable to such applicable Lending Office or foreign or domestic branch or Affiliate, as applicable.  Except as provided in the immediately preceding sentence, no designation by any Lender of an Affiliate as its applicable Lending Office or making any Loan available to any Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loans shall alter the obligation of the applicable Borrower to pay any principal, interest, fees or other amounts hereunder.

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01.           The Loans.

(a)           The Term Borrowings.    The Parent Borrower and the Term Lenders acknowledge the making of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans and Delayed Draw 2 Term Loans, in each case pursuant to Section 2.01(a) of the Existing Credit Agreement.  The Parent Borrower and the Term Lenders acknowledge and agree that, to the extent outstanding on the Restatement Date, the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Delayed Draw 1 Term Loans and the Delayed Draw 2 Term Loans shall continue to be outstanding as Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans and Delayed Draw 2 Term Loans, as applicable, under this Agreement, pursuant to the terms and conditions of this Agreement and the other Loan Documents.

(ii)           Amounts borrowed under Section 2.01(a) of the Existing Credit Agreement and repaid or prepaid may not be reborrowed.  Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b)           The Revolving Credit Borrowings.  The Parent Borrower and the Revolving Credit Lenders acknowledge the making of Dollar Revolving Credit Loans and Alternate Currency Revolving Credit Loans, in each case pursuant to Section 2.01(b) of the Existing Credit Agreement.  The Parent Borrower and the Revolving Credit Lenders acknowledge and agree that, to the extent outstanding on the Restatement Date, the Dollar Revolving Credit Loans and Alternate Currency Revolving Credit Loans shall continue to be outstanding as Dollar Revolving Credit Loans and Alternate Currency Revolving Credit Loans, as applicable, under this Agreement, pursuant to the terms and conditions of this Agreement and the other Loan Documents.  Subject to the terms and conditions set forth herein, (i) each Dollar Revolving Credit Lender severally agrees to make loans denominated in Dollars to the Parent Borrower as elected by the Parent Borrower pursuant to Section 2.02 (each such loan, a “Dollar Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date (provided that each Dollar Revolving Credit Lender agrees to make loans denominated in Dollars in an aggregate amount not exceeding its Pro Rata Share of the Initial Revolving Borrowing on the Closing Date), in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Dollar Revolving Credit Commitment; provided that after giving effect to any Dollar Revolving Credit Borrowing, the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Dollar L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Dollar Revolving Credit Commitment; and (ii) each Alternative Currency Revolving Credit Lender severally agrees to make loans denominated in Dollars or an Alternative Currency to the Parent Borrower and the Foreign Subsidiary Revolving Borrowers as elected by the relevant Borrower pursuant to Section 2.02 (each such loan, an “Alternative Currency Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Alternative Currency Revolving Credit Commitment; provided that after giving effect to any Alternative Currency Revolving Credit Borrowing, the aggregate Outstanding Amount of the Alternative Currency Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Alternative Currency L/C Obligations shall not exceed such Lender’s Alternative Currency Revolving Credit Commitment.  Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b).  Dollar Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein, and Alternative Currency Revolving Credit Loans (other than Alternative Currency Revolving Credit Loans denominated in Dollars, which may be Base Rate Loans or Eurocurrency Rate Loans) must be Eurocurrency Rate Loans, as further provided herein.

(c)           Additional Term Loans and Additional Revolving Credit Commitments.  Subject to the terms and conditions set forth herein, additional Classes of Term Loans and Revolving Credit Commitments (together, in the case of Revolving Credit Commitments, with the related Revolving Credit Loans and/or participations in Letters of Credit or Swing Line Loans) may be established as set forth in Sections 2.14 and 2.16.

SECTION 2.02.           Borrowings, Conversions and Continuations of Loans.

(a)           Each Term Borrowing made after the Closing Date, each Revolving Credit Borrowing (other than Swing Line Borrowings with respect to which this Section 2.02 shall not apply) made after the Closing Date (or on the Closing Date in the case of an Initial Revolving Borrowing permitted under clause (a)(ii) of the definition of “Permitted Initial Revolving Borrowing Purposes”), each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans, shall be made upon the relevant Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent (i) not later than 12:00 noon (New York, New York time) (A) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Dollars or any conversion of Base Rate Loans to Eurocurrency Rate Loans and (B) four (4) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency, and (ii) not later than 11:00 a.m. on the requested date of any Borrowing of Base Rate Loans.  Each telephonic notice by any Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower.  Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal Dollar Amount of $1,000,000 or a whole multiple of the Dollar Amount of $500,000 in excess thereof.  Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the relevant Borrower is requesting a Delayed Draw 1 Term Loan, a Delayed Draw 2 Term Loan, Dollar Revolving Credit Borrowing, an Alternative Currency Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the currency in which the Loans to be borrowed are to be denominated, (v) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto, (vii) in the case of Revolving Credit Loans denominated in Dollars, whether such Revolving Credit Loans are being borrowed under the Dollar Revolving Credit Facility or the Alternative Currency Revolving Credit Facility and (viii) in the case of Alternative Currency Revolving Credit Loans, whether the borrower shall be the Parent Borrower or one of the Foreign Subsidiary Revolving Borrowers.  If the relevant Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans (unless the Loan being made or continued is denominated in an Alternative Currency, in which case it shall be made or continued as a Eurocurrency Rate Loan with an Interest Period of one month).  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans.  If the relevant Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give a timely notice requesting a continuation of Eurocurrency Rate Loans denominated in an Alternative Currency), it will be deemed to have specified an Interest Period of one (1) month.  If no currency is specified, the requested Borrowing shall be in Dollars.  Notwithstanding the foregoing, until the date which is six months after the Closing Date (unless otherwise agreed by the Administrative Agent), all Eurocurrency Rate Loans may not have an Interest Period in excess of one (1) month.

(b)           Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the relevant Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in an Alternative Currency described in Section 2.02(a).  In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the respective currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time in the case of any Loan denominated in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is on the Closing Date, Section 4.01), the Administrative Agent shall make all funds so received available to the relevant Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the relevant Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the relevant Borrower; provided that if, on the date the Committed Loan Notice with respect to a Borrowing under a Revolving Credit Facility is given by any Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings and second, to the relevant Borrower as provided above.

(c)           Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan.  During the existence of an Event of Default, the Administrative Agent or the Required Facility Lenders may require that no Loans under the applicable Facility may be converted to or continued as Eurocurrency Rate Loans, and the Required Facility Lenders under the Alternative Currency Revolving Credit Facility may require that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be redenominated into Dollars in the amount of the Dollar Amount thereof, on the last day of the then current Interest Period with respect thereto.

(d)           The Administrative Agent shall promptly notify the Parent Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate.  The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Parent Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)           After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, all continuations of Term Loans or Revolving Credit Loans as the same Type, any Incremental Amendment pursuant to Section 2.14 and any Extension pursuant to Section 2.16, there shall not be more than thirty (30) Interest Periods in effect unless otherwise agreed between the Parent Borrower and the Administrative Agent.

(f)           The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g)           Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount.  If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such Pro Rata Share available to the Administrative Agent, each of such Lender and such Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of such Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing.  A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error.  If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower (to the extent such amount is covered by interest paid by such Lender) the amount of such interest paid by such Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.03.           Letters of Credit.

(a)           The Letter of Credit Commitments.

(i)           Subject to the terms and conditions set forth herein, (A)(1) each Dollar L/C Issuer agrees, in reliance upon the agreements of the other Dollar Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Dollar Letters of Credit for the account of the Parent Borrower (provided that any Dollar Letter of Credit may be for the benefit of any Subsidiary of the Parent Borrower) and to amend or renew Dollar Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drawings under the Dollar Letters of Credit and (2) the Dollar Revolving Credit Lenders severally agree to participate in Dollar Letters of Credit issued pursuant to this Section 2.03 and (B)(1) each Alternative Currency L/C Issuer agrees, in reliance upon the agreements of the other Alternative Currency Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Alternative Currency Letters of Credit denominated in Dollars or in an Alternative Currency for the account of the Parent Borrower or any Foreign Subsidiary Revolving Borrower (provided that any Alternative Currency Letter of Credit may be for the benefit of any Subsidiary of the Parent Borrower or any Foreign Subsidiary Revolving Borrower) and to amend or renew Alternative Currency Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drawings under the Alternative Currency Letters of Credit and (2) the Alternative Currency Revolving Credit Lenders severally agree to participate in Alternative Currency Letters of Credit issued pursuant to this Section 2.03; provided that L/C Issuers shall not be obligated to make L/C Credit Extensions with respect to Letters of Credit, and Lenders shall not be obligated to participate in Letters of Credit if, as of the date of the applicable (I) Dollar Letter of Credit, (x) the Dollar Revolving Credit Exposure of any Lender would exceed such Lender’s Dollar Revolving Credit Commitment or (y) the Outstanding Amount of all Dollar L/C Obligations would exceed the Dollar L/C Sublimit and (II) Alternative Currency Letter of Credit, (x) the Alternative Currency Revolving Credit Exposure of any Lender would exceed such Lender’s Alternative Currency Revolving Credit Commitment or (y) the Outstanding Amount of all Alternative Currency L/C Obligations would exceed the Alternative Currency L/C Sublimit; provided further that no Letter of Credit shall be issued by any L/C Issuer the stated amount of which, when added to the Outstanding Amount of L/C Credit Extensions with respect to such L/C Issuer, would exceed the applicable Specified L/C Sublimit of such L/C Issuer then in effect.  Each request by the Parent Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Parent Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Parent Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Parent Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)           An L/C Issuer shall not issue any Letter of Credit if:

(A)           subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless otherwise agreed by such L/C Issuer and the Administrative Agent in their sole discretion; or

(B)           the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless (1) each Appropriate Lender shall have approved such expiry date or (2) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized.

(iii)           An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A)           any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B)           the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

(C)           except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than (i) in the case of Dollar Letters of Credit, Dollars and (ii) in the case of Alternative Currency Letters of Credit, Dollars or an Alternative Currency; or

(D)           any Dollar Revolving Credit Lender, in the case of a Dollar Letter of Credit, or any Alternative Currency Revolving Credit Lender, in the case of an Alternative Currency Letter of Credit, is a Defaulting Lender, unless such L/C Issuer has entered into arrangements reasonably satisfactory to it and the Parent Borrower to eliminate such L/C Issuer’s risk with respect to the participation in such Letter of Credit by all such Defaulting Lenders, including by (1) Cash Collateralizing, (2) reallocating pursuant to Section 2.17(a), or (3) obtaining a backstop letter of credit from an issuer reasonably satisfactory to the L/C Issuer to support, each such Defaulting Lender’s Pro Rata Share of any L/C Obligations in respect of such Letter of Credit.

(iv)           An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v)           Each L/C Issuer shall act on behalf of the Appropriate Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions and (B) as additionally provided herein with respect to the L/C Issuers.

(b)           Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i)           Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Parent Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Parent Borrower.  Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 noon at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer:  (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (g) the currency in which the requested Letter of Credit will be denominated and whether such Letter of Credit shall constitute a Dollar Letter of Credit or an Alternative Currency Letter of Credit; and (h) such other matters as the relevant L/C Issuer may reasonably request.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii)           Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Parent Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the relevant L/C Issuer has received written notice from any Dollar Revolving Credit Lender, in the case of a Dollar Letter of Credit, or any Alternative Currency Revolving Credit Lender, in the case of an Alternative Currency Letter of Credit, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Parent Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be.  Immediately upon the issuance of (x) each Dollar Letter of Credit, each Dollar Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Dollar Letter of Credit in an amount equal to the product of such Dollar Revolving Credit Lender’s Pro Rata Share times the amount of such Dollar Letter of Credit and (y) each Alternative Currency Letter of Credit, each Alternative Currency Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Alternative Currency Letter of Credit in an amount equal to the product of such Alternative Currency Revolving Credit Lender’s Pro Rata Share times the amount of such Alternative Currency Letter of Credit.

(iii)           If the Parent Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon by the relevant L/C Issuer and the Parent Borrower at the time such Letter of Credit is issued.  Unless otherwise directed by the relevant L/C Issuer, the Parent Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal.  Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time until an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise) or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Dollar Revolving Credit Lender, in the case of a Dollar Letter of Credit, or any Alternative Currency Revolving Letter of Credit Lender, in the case of an Alternative Currency Letter of Credit, or the Parent Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv)           Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Parent Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)           Drawings and Reimbursements; Funding of Participations.

(i)           Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Parent Borrower and the Administrative Agent thereof.  In the case of an Alternative Currency Letter of Credit denominated in an Alternative Currency, the Parent Borrower shall reimburse the relevant Alternative Currency L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars or (B) in the absence of any such requirement for reimbursement in Dollars, the Parent Borrower shall have notified the relevant Alternative Currency L/C Issuer promptly following receipt of the notice of drawing that the Parent Borrower will reimburse such Alternative Currency L/C Issuer in Dollars.  In the case of any such reimbursement in Dollars of a drawing under an Alternative Currency Letter of Credit denominated in an Alternative Currency, the relevant Alternative Currency L/C Issuer shall notify the Parent Borrower of the Dollar Amount of the amount of the drawing promptly following the determination thereof.  Not later than 11:00 a.m. on the third Business Day following the date of any payment by any L/C Issuer under a Letter of Credit to be reimbursed in Dollars (including all Letters of Credit denominated in Dollars), or the Applicable Time on the third Business Day following the date of any payment by any L/C Issuer under an Alternative Currency Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Parent Borrower shall reimburse such L/C Issuer in an amount equal to the amount of such drawing in the applicable currency.  If the Parent Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars or in the Dollar Amount thereof in the case of an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof.  In such event, (x) in the case of an Unreimbursed Amount under a Dollar Letter of Credit, the Parent Borrower shall be deemed to have requested a Dollar Revolving Credit Borrowing of Base Rate Loans and (y) in the case of an Unreimbursed Amount under an Alternative Currency Letter of Credit, the Parent Borrower shall be deemed to have requested an Alternative Currency Revolving Credit Borrowing of Base Rate Loans in Dollars, in each case to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments under the applicable Revolving Credit Facility of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           Each Dollar Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant Dollar L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Dollar Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent (which may be the same Business Day such notice is provided if such notice is provided prior to 12:00 noon), whereupon, subject to the provisions of Section 2.03(c)(iii), each Dollar Revolving Credit Lender that so makes funds available shall be deemed to have made a Dollar Revolving Credit Loan that is a Base Rate Loan to the Parent Borrower in such amount.  The Administrative Agent shall remit the funds so received to the relevant Dollar L/C Issuer.  Each Alternative Currency Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant Alternative Currency L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of an Alternative Currency Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent (which may be the same Business Day such notice is provided if such notice is provided prior to 12:00 noon), whereupon, subject to the provisions of Section 2.03(c)(iii), each Alternative Currency Revolving Credit Lender that so makes funds available shall be deemed to have made an Alternative Currency Revolving Credit Loan that is a Base Rate Loan in Dollars to the Parent Borrower in such amount.  The Administrative Agent shall remit the funds so received to the relevant Alternative Currency L/C Issuer.

(iii)           With respect to any Unreimbursed Amount in respect of a Dollar Letter of Credit that is not fully refinanced by a Dollar Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Parent Borrower shall be deemed to have incurred from the relevant Dollar L/C Issuer a Dollar L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Dollar L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Dollar Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant Dollar L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Dollar L/C Borrowing and shall constitute a Dollar L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.  With respect to any Unreimbursed Amount in respect of an Alternative Currency Letter of Credit that is not fully refinanced by an Alternative Currency Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Parent Borrower shall be deemed to have incurred from the relevant Alternative Currency L/C Issuer an Alternative Currency L/C Borrowing in the amount of the Unreimbursed Amount in Dollars that is not so refinanced, which Alternative Currency L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Alternative Currency Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant Alternative Currency L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Alternative Currency L/C Borrowing and shall constitute an Alternative Currency L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)           Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v)           Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the relevant Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the relevant Borrower of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Parent Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)           If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing.  A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)           Repayment of Participations.

(i)           If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Appropriate Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Parent Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Appropriate Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)           If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect.  The Obligations of the Revolving Credit Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)           Obligations Absolute.  The obligation of the Parent Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)           any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)           the existence of any claim, counterclaim, setoff, defense or other right that the Parent Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)           any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)           any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)           any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Parent Borrower or any Subsidiary or in the relevant currency markets generally;

(vi)           any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or

(vii)           any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Parent Borrower to the extent of any direct damages (as opposed to punitive or consequential damages or lost profits, claims in respect of which are waived by the Parent Borrower to the extent permitted by applicable Law) suffered by the Parent Borrower that are caused by acts or omissions of such L/C Issuer constituting gross negligence or willful misconduct on the part of such L/C Issuer.

(f)           Role of L/C Issuers.  Each Lender and the Parent Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) a problem with the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Parent Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Parent Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(f); provided that anything in such clauses to the contrary notwithstanding, the Parent Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Parent Borrower, to the extent, but only to the extent, of any direct, as opposed to lost profits or punitive or consequential damages suffered by the Parent Borrower that were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)           Cash Collateral.  If (i) any Event of Default occurs and is continuing and the Required Lenders require the Parent Borrower to Cash Collateralize its L/C Obligations pursuant to Section 8.02(c), (ii) an Event of Default set forth under Section 8.01(f) occurs and is continuing or (iii) for any reason, any Letter of Credit is outstanding at the time of termination of the Revolving Credit Commitments and a backstop letter of credit that is satisfactory to the relevant L/C Issuer in its sole discretion is not in place, then the Parent Borrower shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clause (i) or (iii), (1) the Business Day that the Parent Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Parent Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day.  For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Appropriate Lenders).  Derivatives of such term have corresponding meanings.  The Parent Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in Cash Equivalents selected by the Administrative Agent in its sole discretion.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer.  To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Parent Borrower.  In the case of clause (i) or (ii) above, if such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Parent Borrower.

(h)           Applicability of ISP and UCP.  Unless otherwise expressly agreed by the relevant L/C Issuer and the Parent Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

(i)           Letter of Credit Fees.

(i)           The Parent Borrower shall pay to the Administrative Agent for the account of each Dollar Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Dollar Letter of Credit issued pursuant to this Agreement equal to (A) the Applicable Rate times the daily maximum amount then available to be drawn under such Dollar Letter of Credit (whether or not such maximum amount is then in effect under such Dollar Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Dollar Letter of Credit), minus (B) the fronting fee set forth in Section 2.03(j) below.  Such letter of credit fees shall be computed on a quarterly basis in arrears.  Such letter of credit fees shall be due and payable in Dollars on the tenth Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Dollar Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Dollar Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(ii)           The Parent Borrower shall pay to the Administrative Agent for the account of each Alternative Currency Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Alternative Currency Letter of Credit issued pursuant to this Agreement equal to (A) the Applicable Rate times the daily maximum Dollar Amount then available to be drawn under such Alternative Currency Letter of Credit (whether or not such maximum amount is then in effect under such Alternative Currency Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Alternative Currency Letter of Credit), minus (B) the fronting fee set forth in Section 2.03(j) below.  Such letter of credit fees shall be computed on a quarterly basis in arrears.  Such letter of credit fees shall be due and payable in Dollars on the tenth Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Alternative Currency Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Alternative Currency Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(j)           Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers.  The Parent Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit.  Such fronting fees shall be computed on a quarterly basis in arrears.  Such fronting fees shall be due and payable on the tenth Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  In addition, the Parent Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(k)           Conflict with Letter of Credit Application.  Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(l)           Addition of an L/C Issuer.

(i)           A Dollar Revolving Credit Lender may become an additional Dollar L/C Issuer hereunder pursuant to a written agreement among the Parent Borrower, the Administrative Agent and such Dollar Revolving Credit Lender.  The Administrative Agent shall notify the Dollar Revolving Credit Lenders of any such additional Dollar L/C Issuer.

(ii)           An Alternative Currency Revolving Credit Lender may become an additional Alternative Currency L/C Issuer hereunder pursuant to a written agreement among the Parent Borrower, the Administrative Agent and such Alternative Currency Revolving Credit Lender.  The Administrative Agent shall notify the Alternative Currency Revolving Credit Lenders of any such additional Alternative Currency L/C Issuer.

(iii)           On the last Business Day of each March, June, September and December (and on such other dates as the Administrative Agent may request), each L/C Issuer shall provide the Administrative Agent a list of all Letters of Credit issued by it that are outstanding at such time together with such other information as the Administrative Agent may from time to time reasonably request.

(m)           Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Parent Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Parent Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Parent Borrower, and that the Parent Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.04.           Swing Line Loans.

(a)           The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Parent Borrower from time to time on any Business Day (other than the Closing Date) prior to the Maturity Date with respect to the Dollar Revolving Credit Facility (without giving effect to any Extension thereof unless the Swing Line Lender shall have consented to such Extension) in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Dollar Revolving Credit Loans and Dollar L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Dollar Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any other Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Dollar L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Dollar Revolving Credit Commitment then in effect.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Parent Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall be a Base Rate Loan.  Swing Line Loans shall only be denominated in Dollars.  Immediately upon the making of a Swing Line Loan, each Dollar Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.  Notwithstanding the foregoing, the Swing Line Lender shall not be obligated to make Swing Line Loans if a Dollar Revolving Credit Lender is a Defaulting Lender to the extent such Defaulting Lender’s participation in Swing Line Loans cannot be reallocated to Non-Defaulting Lenders pursuant to Section 2.17(a).

(b)           Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Parent Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000), and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Parent Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Dollar Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a) or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Parent Borrower.

(c)           Refinancing of Swing Line Loans.

(i)           The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Parent Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Dollar Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Dollar Revolving Credit Commitments and the conditions set forth in Section 4.02.  The Swing Line Lender shall furnish the Parent Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Dollar Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the date specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Dollar Revolving Credit Lender that so makes funds available shall be deemed to have made a Dollar Revolving Credit Loan that is a Base Rate Loan to the Parent Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)           If for any reason any Swing Line Loan cannot be refinanced by such a Dollar Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Dollar Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Dollar Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)           If any Dollar Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Dollar Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Dollar Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)           Each Dollar Revolving Credit Lender’s obligation to make Dollar Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Parent Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Dollar Revolving Credit Lender’s obligation to make Dollar Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Parent Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)           Repayment of Participations.

(i)           At any time after any Dollar Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)           If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Dollar Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Dollar Revolving Credit Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)           Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Parent Borrower for interest on the Swing Line Loans.  Until each Dollar Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f)           Payments Directly to Swing Line Lender.  The Parent Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05.           Prepayments.

(a)           Optional.

(i)           The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans, as applicable, in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 noon (New York, New York time in the case of Loans denominated in Dollars or the Applicable Time in the case of Loans denominated in an Alternative Currency) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four (4) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in an Alternative Currency and (C) on the date of prepayment of Base Rate Loans; (2) any partial prepayment of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding (it being understood that Base Rate Loans shall be denominated in Dollars only).  Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein.  The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment.  Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each prepayment of principal of, and interest on, Alternative Currency Revolving Credit Loans shall be made in the relevant Alternative Currency (even if the relevant Borrower is required to convert currency to do so).  Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii)           The Parent Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $25,000 in excess thereof or, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  All Swing Line Loans shall be denominated in Dollars only.

(iii)           Notwithstanding anything to the contrary contained in this Agreement, the relevant Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed.

(iv)           Voluntary prepayments of Term Loans shall be applied ratably to outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Delayed Draw 1 Term Loans and Delayed Draw 2 Term Loans and, within each such Class, shall be applied to the remaining scheduled installments of principal of such particular Class in a manner determined at the discretion of the Parent Borrower and specified in the notice of prepayment.

(b)           Mandatory.

(i)           Within five (5) Business Days after financial statements have been (or are required hereunder to be) delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been (or is required hereunder to be) delivered pursuant to Section 6.02(a), the Parent Borrower shall prepay, subject to clause (b)(vi) of this Section 2.05, an aggregate principal amount of Term Loans (allocated among the tranches of Term Loans in accordance with Section 2.05(b)(v)) equal to (A) 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ended December 31, 2009) minus (B) the sum of (i) all voluntary prepayments of Term Loans during such fiscal year and (ii) all voluntary prepayments of Revolving Credit Loans during such fiscal year to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, in the case of each of the immediately preceding clauses (i) and (ii), to the extent such prepayments are not funded with the proceeds of Indebtedness or anything else other than internally generated cash flow; provided that (x) the ECF Percentage shall be 25% if the Total Leverage Ratio for the fiscal year covered by such financial statements as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) was less than or equal to 6.0 to 1.0 and greater than 3.0 to 1.0 and (y) the ECF Percentage shall be 0% if the Total Leverage Ratio for the fiscal year covered by such financial statements as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) was less than or equal to 3.0 to 1.0.

(ii)           (A)  If (x) the Parent Borrower or any of its wholly-owned Restricted Subsidiaries Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d), (e), (f)(ii), (g), (h), (i), (l), (m), (n), (p) (except as set forth in the proviso thereof) or (q)), or (y) any Casualty Event occurs, which results in the realization or receipt by the Parent Borrower or any of its wholly-owned Restricted Subsidiaries of Net Cash Proceeds or (z) the Parent Borrower or any of its Restricted Subsidiaries disposes of any Specified Assets, in each case, the Parent Borrower shall prepay on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds, subject to clause (b)(vi) of this Section 2.05, an aggregate principal amount of Term Loans (allocated among the tranches of Term Loans in accordance with Section 2.05(b)(v)) equal to 100% (such percentage as it may be reduced as described below, the “Disposition Prepayment Percentage”) of all Net Cash Proceeds realized or received; provided that in the case of clause (x) only, (I) the Disposition Prepayment Percentage shall be 75% if the Total Leverage Ratio for the Test Period immediately preceding such Disposition or Casualty Event calculated on a pro forma basis for such Disposition or Casualty Event in accordance with Section 1.10 as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) was less than or equal to 6.0 to 1.0 and greater than 3.0 to 1.0 and (II) the Disposition Prepayment Percentage shall be 50% if the Total Leverage Ratio for the Test Period immediately preceding such Disposition or Casualty Event calculated on a pro forma basis for such Disposition or Casualty Event in accordance with Section 1.10 as set forth in the Compliance Certificate delivered pursuant to Section 6.02(a) was less than or equal to 3.0 to 1.0; provided, further, that, except as provided in Section 7.05(f)(i) and (k), no prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Parent Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B).

(B)           With respect to any Net Cash Proceeds realized or received by the Parent Borrower or any wholly-owned Restricted Subsidiary with respect to any Disposition (other than any Disposition specifically excluded from the application of this Section 2.05(b)(ii)(B) (including, without limitation, any Disposition of the Specified Assets)) or any Casualty Event, at the option of the Parent Borrower, the Parent Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within (x) eighteen (18) months following receipt of such Net Cash Proceeds or (y) if the Parent Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within eighteen (18) months following receipt thereof, within the later of (1) eighteen (18) months following receipt thereof and (2) one hundred and eighty (180) days of the date of such legally binding commitment; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, and subject to clauses (b)(vi) and (c) of this Section 2.05, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after the Parent Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05.

(C)           Notwithstanding the foregoing, the Parent Borrower may use a portion of the Net Cash Proceeds with respect to any Disposition of Collateral of U.S. Loan Parties to prepay or repurchase Permitted Senior Secured Notes issued in respect of Permitted Alternative Incremental Facilities Indebtedness or Permitted Credit Facilities Refinancing Indebtedness, and that are secured by such Collateral on a pari passu basis with the Loans, to the extent the indenture therefor requires the Parent Borrower to prepay or make an offer to purchase Permitted Senior Secured Notes with the net proceeds of such Disposition of Collateral of U.S. Loan Parties, in each case in an amount not to exceed the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the Permitted Senior Secured Notes with respect to which such a requirement to prepay or make an offer to purchase exists and the denominator of which is the sum of the outstanding principal amount of such Permitted Senior Secured Notes and the outstanding principal amount of Term Loans on the date of such prepayment.  Any Net Cash Proceeds from such Disposition of Collateral of a U.S. Loan Party so used to prepay or repurchase such Permitted Senior Secured Notes issued in respect of Permitted Alternative Incremental Facilities Indebtedness or Permitted Credit Facilities Refinancing Indebtedness shall reduce the amount of Net Cash Proceeds required to be applied to prepay Term Loans in accordance with this Section 2.05(b).

(iii)           If the Parent Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03 (other than clause (s)(i) or clause (z)(i) thereof) or Holdings or any of its Subsidiaries (including, without limitation, the Parent Borrower or any of its Restricted Subsidiaries) incurs any Qualified Securitization Financing, the Parent Borrower shall prepay, subject to clause (b)(vi) of this Section 2.05, an aggregate principal amount of Term Loans (allocated among the tranches of Term Loans in accordance with Section 2.05(b)(v)) equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(iv)           If the Administrative Agent notifies the Parent Borrower at any time that the Alternative Currency Revolving Credit Exposure at such time exceeds an amount equal to 105% of the aggregate Alternative Currency Revolving Credit Commitments then in effect, then, within two Business Days after receipt of such notice, the Parent Borrower shall prepay Alternative Currency Revolving Loans and/or the Parent Borrower shall Cash Collateralize the Alternative Currency L/C Obligations in an aggregate amount sufficient to reduce such Alternative Currency Revolving Credit Exposure as of such date of payment to an amount not to exceed 100% of the aggregate Alternative Revolving Credit Commitments then in effect; provided that, subject to the provisions of Section 2.03(g), the Parent Borrower shall not be required to Cash Collateralize the Alternative Currency L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Alternative Currency Revolving Credit Loans and Swing Line Loans the Alternative Currency Revolving Credit Exposure exceeds the aggregate Alternative Currency Revolving Credit Commitments then in effect.  The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

(v)           Each prepayment of Term Loans pursuant to Sections 2.05(b)(i) and (b)(iii) shall be applied first, ratably to outstanding Tranche A Term Loans, Tranche B Term Loans, Delayed Draw 1 Term Loans and Delayed Draw 2 Term Loans, and within each such Class, such prepayment shall be applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity, and second, to outstanding Tranche C Term Loans, applied to remaining scheduled installments of principal pursuant to Section 2.07(a) of such Tranche C Term Loans in direct order of maturity.  Each prepayment of Term Loans pursuant to Section 2.05(b)(ii) shall be applied first, to outstanding Tranche C Term Loans, applied to remaining scheduled installments of principal pursuant to Section 2.07(a) of such Tranche C Term Loans in direct order of maturity, and second, ratably to outstanding Tranche A Term Loans, Tranche B Term Loans, Delayed Draw 1 Term Loans and Delayed Draw 2 Term Loans, and within each such Class, such prepayment shall be applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity.  Each such prepayment of Term Loans allocated in accordance with the prior sentence shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares of such prepayment, subject to clause (vi) of this Section 2.05(b).

(vi)           The Parent Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Loans required to be made pursuant to clauses (i) through (iii) and clause (vii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment.  Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment.  The Administrative Agent will promptly notify each Lender of the contents of the Parent Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment.  With respect to prepayments pursuant to clause (b)(i), (b)(iii) above or (b)(vii) below and to the extent of Tranche A Term Loans outstanding after giving effect to such prepayment, each Tranche B Term Loan Lender and Delayed Draw Term Loan Lender may reject all or a portion of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Tranche B Term Loans or Delayed Draw Term Loans required to be made pursuant to clause (i), (iii) or (vii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Parent Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment.  Each Rejection Notice from a given Tranche B Term Loan Lender and Delayed Draw Term Lender shall specify the principal amount of the mandatory repayment of Tranche B Term Loans and Delayed Draw Term Loans, as applicable, to be rejected by such Lender.  If a Tranche B Term Loan Lender or Delayed Draw Term Loan Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Tranche B Term Loans or Delayed Draw Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment.  Any Declined Proceeds shall be applied to prepay outstanding Tranche A Term Loans, applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity.

(vii)           If the Parent Borrower or any Restricted Subsidiary incurs or issues any Indebtedness pursuant to Section 7.03(g) or Section 7.03(s)(ii), the Parent Borrower shall prepay Loans in an aggregate principal amount equal to 100% of all Net Cash Proceeds received by the Parent Borrower or such Restricted Subsidiary therefrom (which, in the case of Section 7.03(s)(ii), shall be limited to the amount referred to in clause (C)(2) thereof) on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.  Each prepayment of Loans pursuant to this Section 2.05(b)(vii) shall be (i) as between Term Loans, on the one hand, and Revolving Credit Loans, on the other, allocated in the manner determined by the Parent Borrower and (ii) to the extent so allocated to the Term Loans, applied ratably to the outstanding Classes of Term Loans (and within each such Class, such prepayment shall be applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity) and to the extent so allocated to the Revolving Credit Loans, shall be applied ratably to the outstanding Classes of Revolving Credit Loans (with a concomitant permanent reduction of such Class of Revolving Credit Commitments pursuant to Section 2.06(b)).  Each such prepayment allocated in accordance with the prior sentence shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares of such prepayment, subject to clause (vi) of this Section 2.05(b) and Section 2.16.

(c)           Foreign Asset Sales.  Notwithstanding any other provisions of this Section 2.05, (i) to the extent that Net Cash Proceeds of a Casualty Event or Disposition by a Restricted Foreign Subsidiary giving rise to a prepayment under Section 2.05(b)(ii) (a “Foreign Asset Sale”) are prohibited or delayed by applicable local law from being repatriated to the United States, such portion of the Net Cash Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05 but may be retained by the applicable Restricted Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Parent Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans as required pursuant to this Section 2.05 and (ii) to the extent that the Parent Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Asset Sale would have a material adverse tax consequence with respect to such Net Cash Proceeds, the Net Cash Proceeds so affected may be retained by the applicable Restricted Foreign Subsidiary, provided that, in the case of this clause (ii), on or before the date on which any Net Cash Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to Section 2.05(b)(ii)(B), (x) the Parent Borrower applies an amount equal to such Net Cash Proceeds to such reinvestments or prepayments as if such Net Cash Proceeds had been received by the Parent Borrower rather than such Restricted Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds had been repatriated (or, if less, the Net Cash Proceeds that would be calculated if received by such Foreign Subsidiary) or (y) such Net Cash Proceeds are applied to the repayment of Indebtedness of a Restricted Foreign Subsidiary.

(d)           AHYDO Catch-Up Payment.  On the first Interest Payment Date following the fifth anniversary of the “issue date” (as defined in Treasury Regulation Section 1.1273-2(a)(2), “Issue Date”) of each Loan made on the Closing Date, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of the principal of such Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date.  On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Delayed Draw 1 Term Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Delayed Draw 1 Term Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date.  On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Delayed Draw 2 Term Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Delayed Draw 2 Term Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date.  On the first Interest Payment Date following the fifth anniversary of the “Issue Date” of any Revolving Credit Loan, and on each Interest Payment Date thereafter, the Parent Borrower shall prepay a portion of such Revolving Credit Loan in an amount equal to the AHYDO Catch-Up Payment with respect to such Loan for such Interest Payment Date.  For the purposes of this Section 2.05(d), the “AHYDO Catch-Up Payment” for a particular Interest Payment Date with respect to a particular Loan means the minimum principal prepayment sufficient to ensure that as of the close of such Interest Payment Date, the aggregate amount which would be includible in gross income with respect to such Loan before the close of such Interest Payment Date (as described in Section 163(i)(2)(A) of the Internal Revenue Code of 1986, as amended (the “Code”)) does not exceed the sum (described in Section 163(i)(2)(B) of the Code) of (i) the aggregate amount of interest to be paid under such Loan (including for this purpose any AHYDO Catch-Up Payments) made before the close of such Interest Payment Date plus (ii) the product of the issue price of such Loan as defined in Section 1273(b) of the Code (that is, the first price at which a substantial amount of the Loan is sold, disregarding for this purpose sales to bond houses, brokers or similar persons acting in the capacity of underwriters, placement agents or wholesalers) and its yield to maturity (within the meaning of Section 163(i)(2)(B) of the Code), with the result that that such Loan is not treated as having “significant original issue discount” within the meaning of Section 163(i)(1)(C) of the Code; provided, however, for avoidance of doubt, that if the yield to maturity of such Loan is less than the amount described in Section 163(i)(1)(B) of the Code, the AHYDO Catch-Up Payment shall be zero for each Interest Payment Date with respect to such Loan.  It is the intention of this Section 2.05(d) that each Loan will not be an “applicable high yield discount obligation” (“AHYDO”) within the meaning of Section 163(i)(1) of the Code, and this Section shall be interpreted consistently with such intent.  Each prepayment of a Loan made in accordance with this Section 2.05(d) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares of such prepayment.  Each prepayment of a Term Loan made in accordance with this Section 2.05(d) shall be applied to remaining scheduled installments of principal pursuant to Section 2.07(a) in direct order of maturity.  The computations and determinations required under this Section 2.05(d) shall be made by the Parent Borrower in its good faith reasonable discretion and shall be binding upon Holders of Term Loans absent manifest error.

(e)           Interest, Funding Losses, Etc.  All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.

Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Parent Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Parent Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05.  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Parent Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.

SECTION 2.06.           Termination or Reduction of Commitments.

(a)           Optional.  The Parent Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Swing Line Sublimit exceeds the amount of the Dollar Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess.  Except as provided above, the amount of any such Dollar Revolving Credit Commitment reduction shall not be applied to the Swing Line Sublimit unless otherwise specified by the Parent Borrower.  Notwithstanding the foregoing, the Parent Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or otherwise shall be delayed.

(b)           Mandatory.  The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 (i) in the case of each Tranche A Term Loan Lender, upon the making of such Tranche A Term Loan Lender’s Tranche A Term Loans pursuant to Section 2.01(a)(i), (ii) in the case of each Tranche B Term Loan Lender, upon the making of such Tranche B Term Loan Lender’s Tranche B Term Loans pursuant to Section 2.01(a)(ii), (iii) in the case of each Tranche C Term Loan Lender, upon the making of such Tranche C Term Loan Lender’s Tranche C Term Loans pursuant to Section 2.01(a)(iii) and (iv) in the case of each Delayed Draw Term Loan Lender, upon the earlier of (x) the making of such Delayed Draw Term Loan Lender’s Delayed Draw Term Loans pursuant to Section 2.01(a)(iv) in the full aggregate amount of its Delayed Draw Term Loan Commitment and (y) the Delayed Draw Term Loan Commitment Termination Date.  The Revolving Credit Commitments shall terminate on the Maturity Date for the Revolving Credit Facilities.  On the date any prepayment of Revolving Credit Loans of any Class is required to be made pursuant to Section 2.05(b)(vii), the Revolving Credit Commitments of such Class shall automatically and permanently reduce by the Dollar Amount of the prepayment required to be so made.

(c)           Application of Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06.  Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07).  All commitment fees accrued until the effective date of any termination of the Dollar Revolving Credit Commitments or Alternative Currency Revolving Credit Commitments, as applicable, shall be paid on the effective date of such termination.

SECTION 2.07.           Repayment of Loans.

(a)           Term Loans.  The Parent Borrower (and, in the case of the Tranche B Term Loans, the Subsidiary Co-Borrowers on a joint and several basis) shall repay to the Administrative Agent for the ratable account of the Term Lenders on the dates set forth on Annex I to the Existing Credit Agreement, or if any such date is not a Business Day, on the immediately preceding Business Day, an aggregate principal amount of the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Delayed Draw 1 Term Loans and the Delayed Draw 2 Term Loans equal to the amount set forth on Annex I to the Existing Credit Agreement for such date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment, and on the applicable Maturity Date, (i) the aggregate principal amount of all Tranche A Term Loans outstanding on such date, (ii) the aggregate principal amount of all Tranche B Term Loans outstanding on such date, (iii) the aggregate principal amount of all Tranche C Term Loans outstanding on such date, (iv) the aggregate principal amount of all Delayed Draw 1 Term Loans outstanding on such date and (v) the aggregate principal amount of all Delayed Draw 2 Term Loans outstanding on such date.

(b)           Revolving Credit Loans.  The Parent Borrower and, in the case of the Alternative Currency Revolving Credit Loans, the Parent Borrower and the Foreign Subsidiary Revolving Borrowers, jointly and severally, shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facilities the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date.

(c)           Swing Line Loans.  The Parent Borrower shall repay each Swing Line Loan on the Maturity Date for the Dollar Revolving Credit Facility.

(d)           For the avoidance of doubt, all Loans shall be repaid, whether pursuant to this Section 2.07 or otherwise, in the currency in which they were made.

SECTION 2.08.           Interest.

(a)           Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan that is an Alternative Currency Revolving Credit Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Dollar Revolving Credit Loans.  For the avoidance of doubt, each Alternative Currency Revolving Credit Loan (other than an Alternative Currency Revolving Credit Loan denominated in Dollars) shall be a Eurocurrency Rate Loan.

(b)           The Borrowers shall pay interest on past due amounts hereunder (whether principal, interest, fees or other amounts) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.  Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)           Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)           Interest on each Loan shall be payable in the currency in which each Loan was made.

SECTION 2.09.           Fees.  In addition to certain fees described in Sections 2.03(i) and (j):

(a)           Commitment Fee.  With respect to each Revolving Credit Facility, the Parent Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender for such Facility in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment for such Facility exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans for such Facility and (B) the Outstanding Amount of L/C Obligations for such Facility; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments under such Facility of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Parent Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Parent Borrower prior to such time; provided further that no commitment fee shall accrue on any of the Revolving Credit Commitments under any Facility of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.  The commitment fees for a Revolving Credit Facility shall accrue at all times from the Closing Date until the Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears in Dollars on the tenth Business Day following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for such Facility.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b)           The Parent Borrower shall pay to the Administrative Agent for the account of each Delayed Draw Term Loan Lender in accordance with its Pro Rata Share, a commitment fee for the period from and including the first day of the Delayed Draw Term Loan Commitment Period to the Delayed Draw Commitment Termination Date, computed at the Delayed Draw Commitment Fee Rate on the average daily amount of the unutilized Delayed Draw Term Loan Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Delayed Draw Commitment Termination Date or such earlier date as the Delayed Draw Term Loan Commitments shall terminate as provided herein, commencing on the first such date to occur after the Closing Date.

(c)           Other Fees.  The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the relevant Borrower and the applicable Agent).

SECTION 2.10.           Computation of Interest and Fees.  All computations of interest for Base Rate Loans when the Base Rate is determined by the Administrative Agent’s “prime rate” shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.11.           Evidence of Indebtedness.

(a)           The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrowers, in each case in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the relevant Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)           In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c)           Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents.

SECTION 2.12.           Payments Generally.

(a)           All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same Day Funds not later than 2:00 p.m. (except with respect to payments in an Alternative Currency) on the date specified herein.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time on the dates specified herein.  If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Amount of the Alternative Currency payment amount.  The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent (i) after 2:00 p.m. (New York, New York time), in the case of payments in Dollars or (ii) after the Applicable Time in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)           If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made, unless otherwise specified herein, on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c)           Unless the relevant Borrower has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder for the account of any Lender or an L/C Issuer hereunder, that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender or L/C Issuer.  If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then such Lender or L/C Issuer shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender or L/C Issuer in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender or L/C Issuer to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect.

A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d)           If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the relevant Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e)           The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint.  The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f)           Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g)           Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03.  If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

SECTION 2.13.           Sharing of Payments.  If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon.  Each Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.10) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.  The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14.           Incremental Credit Extensions.

(a)           The Parent Borrower may at any time or from time to time after the Restatement Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (a) one or more additional tranches of term loans or, if satisfactory to the Administrative Agent, an increase of an existing tranche of Term Loans (the “Incremental Term Loans”), (b) one or more increases in the amount of the Dollar Revolving Credit Commitments (each such increase, a “Dollar Revolving Commitment Increase”) or (c) one or more increases in the amount of the Alternative Currency Revolving Credit Commitments (each such increase, an “Alternative Currency Revolving Commitment Increase” and, together with any Dollar Revolving Commitment Increase, a “Revolving Commitment Increase”); provided that (i) upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist, (ii) at the time that any such Incremental Term Loan is made (and after giving effect thereto), no Default or Event of Default shall exist and (iii) upon the effectiveness of any such Incremental Amendment and at the time any such Incremental Term Loan is made (after giving effect thereto), the Parent Borrower shall be in pro forma compliance with the covenant set forth in Section 7.14 for the Test Period then last ended calculated on a pro forma basis for such Incremental Amendment and/or Incremental Term Loan in accordance with Section 1.10 (and a certificate from the Chief Financial Officer of the Parent Borrower demonstrating compliance with such Section calculated in reasonable detail shall be provided to the Administrative Agent).  Each tranche of Incremental Term Loans and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than a Dollar Amount of $100,000,000 (provided that such amount may be less than a Dollar Amount of $100,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence).  Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and the Revolving Commitment Increases shall not exceed (A) the sum of (i) $1,500,000,000 (such amount, the “Initial Incremental Amount”) plus (ii) the excess, if any, of (x) 0.65 times Consolidated EBITDA of the Parent Borrower for the Test Period then last ended prior to the date of determination and calculated on a pro forma basis in accordance with Section 1.10 over (y) the Initial Incremental Amount plus (iii) the aggregate amount of principal of Term Loans prepaid pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) since the Closing Date that have not been refinanced with Indebtedness under this Agreement minus (B) the aggregate amount of Permitted Alternative Incremental Facilities Indebtedness incurred under Section 7.03(i) (and any refinancing of such Permitted Alternative Incremental Facilities Indebtedness permitted pursuant to Section 7.03(i), but excluding the principal amount of any such refinancing indebtedness represented by unpaid accrued interest and premium on the indebtedness being refinanced plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with the modification, refinancing, refunding, renewal or extension thereof).  The Incremental Term Loans (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (b) shall not mature earlier than the Maturity Date with respect to the Tranche B Term Loans (without giving effect to any prior Extensions thereof) (except in the case of an increase of an existing Class of Loans or Commitments, in which case such Incremental Term Loan or Revolving Commitment Increase shall mature on the Maturity Date of such Class being increased) and (c) shall be treated substantially the same as the Tranche B Term Loans (in each case, including with respect to mandatory and voluntary prepayments), provided that (i) the terms and conditions applicable to Incremental Term Loans may be materially different from those of the Term Loans to the extent such differences (other than interest rates and amortization schedule) are reasonably acceptable to the Administrative Agent and (ii) the interest rates and amortization schedule applicable to the Incremental Term Loans shall be determined by the Parent Borrower and the lenders thereof; provided that the Incremental Term Loans shall not have a Weighted Average Life to Maturity shorter than that of the Tranche B Term Loans (without giving effect to any prior Extensions thereof) (except by virtue of amortization or prepayment of the Term Loans prior to the time of such incurrence).  Each notice from the Parent Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Commitment Increases.  Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender (it being understood that no existing Term Lender will have an obligation to make a portion of any Incremental Term Loan and no existing Revolving Credit Lender will have an obligation to provide a portion of any Revolving Commitment Increase), in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent, or by any other lender (any such other lender being called an “Additional Lender”); provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental

Term Loans or providing such Revolving Commitment Increases if such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender.  Commitments in respect of Incremental Term Loans and Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents (including, without limitation, an accession by each Additional Lender to the Loss Sharing Agreement), executed by the Parent Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent.  The Incremental Amendment may, without the consent of any other Lenders or Loan Parties, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Parent Borrower, to effect the provisions of this Section.  The effectiveness of (and, in the case of any Incremental Amendment for an Incremental Term Loan, the borrowing under) any Incremental Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree.  The Parent Borrower shall use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement; provided that (i) to the extent the proceeds of Incremental Term Loans and Revolving Commitment Increases are being used to refinance Retained Existing Notes, such refinancing occurs no earlier than the final maturity date of such Retained Existing Notes, and (ii) any amount of Incremental Term Loans in excess of the Initial Incremental Amount may be used (x) only to refinance Retained Existing Notes on their final maturity date or (y) if, after the Restatement Date but no more than nine months prior to the date of incurrence of such Incremental Term Loans or effectiveness of such Revolving Commitment Increase, the Parent Borrower shall have repaid any Retained Existing Notes on their final maturity date (other than with proceeds of Incremental Term Loans, Revolving Commitment Increases or Permitted Alternative Incremental Facilities Indebtedness, in each case incurred other than under the Initial Incremental Amount), to the extent of the amount so repaid, for working capital and other general corporate purposes (except where such Retained Existing Notes were refinanced with the proceeds of Indebtedness incurred pursuant to Section 7.03(b), in which case the proceeds of such Incremental Term Loans or Revolving Commitment Increases shall be used to permanently repay or prepay such Indebtedness).  Upon each increase in (A) the Dollar Revolving Credit Commitments pursuant to this Section 2.14, (x) each Dollar Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Dollar Revolving Commitment Increase (each a “Dollar Revolving Commitment Increase Lender”), and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Dollar Revolving Credit Lender’s participations hereunder in outstanding Dollar Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Dollar Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Dollar Revolving Credit Lender (including each such Dollar Revolving Commitment Increase Lender) will equal the percentage of the aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Credit Lenders represented by such Dollar Revolving Credit Lender’s Revolving Credit Commitment and (y) if, on the date of such increase, there are any Dollar Revolving Credit Loans outstanding, such Dollar Revolving Credit Loans shall on or prior to the effectiveness of such Dollar Revolving Commitment Increase be prepaid from the proceeds of additional Dollar Revolving Credit Loans made hereunder (reflecting such increase in Dollar Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Dollar Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 and (B) the Alternative Currency Revolving Credit Commitments pursuant to this Section 2.14, (x) each Alternative Currency Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Alternative Currency Revolving Commitment Increase (each an “Alternative Currency Revolving Commitment Increase Lender” and, together with each Dollar Revolving Commitment Increase Lender, the “Revolving Commitment Increase Lenders”), and each such Alternative Currency Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Alternative Currency Revolving Credit Lender’s participations hereunder in outstanding Alternative Currency Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Alternative Currency Letters of Credit held by each Alternative Currency Revolving Credit Lender (including each such Alternative Currency Revolving Commitment Increase Lender) will equal the percentage of the aggregate Alternative Currency Revolving Credit Commitments of all Alternative Currency Revolving Credit Lenders represented by such Alternative Currency Revolving Credit Lender’s Revolving Credit Commitment and (y) if, on the date of such increase, there are any Alternative Currency Revolving Credit Loans outstanding, such Alternative Currency Revolving Credit Loans shall on or prior to the effectiveness of such Alternative Currency Revolving Commitment Increase be prepaid from the proceeds of additional Alternative Currency Revolving Credit Loans made hereunder (reflecting such increase in Alternative Currency Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Alternative Currency Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b)           This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

SECTION 2.15.           Designation of Foreign Subsidiary Revolving Borrower, Termination of Designations.

(a)           The Parent Borrower may from time to time designate any Qualified Foreign Subsidiary as an additional Foreign Subsidiary Revolving Borrower for purposes of this Agreement by delivering to the Administrative Agent (i) written notice of election to become a Foreign Subsidiary Revolving Borrower (an “Election to Participate”) duly executed on behalf of such Qualified Foreign Subsidiary and the Parent Borrower, (ii) any document reasonably required by the Administrative Agent for such Qualified Foreign Subsidiary to satisfy all requirements with respect to a Foreign Subsidiary Revolving Borrower set forth in the definition of “Collateral and Guarantee Requirement” and Section 6.11 (without giving effect to any grace periods), including, without limitation, legal opinions, officer’s and secretary’s certificates and mortgages and perfection of Liens on personal property and (iii) all documentation and other information with respect to such Subsidiary required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(b)           The Parent Borrower may terminate the status of any Subsidiary as a Foreign Subsidiary Revolving Borrower for purpose of making further Alternative Currency Revolving Credit Borrowings hereunder this Agreement by delivering to the Administrative Agent a written notice of election to terminate such status as a Foreign Subsidiary Revolving Borrower (an “Election to Terminate”) duly executed on behalf of such Subsidiary and the Parent Borrower; provided, at the time of such Election to Terminate, such Subsidiary shall have no Alternative Currency Revolving Credit Loans or Alternative Currency Letters of Credit outstanding.  After the delivery of such Election to Terminate such Subsidiary shall be relieved of its obligations under this Agreement as a Foreign Subsidiary Revolving Borrower, but after the delivery of such Election to Terminate such Subsidiary shall still be deemed to be a Foreign Subsidiary Guarantor under this Agreement and the delivery of such an Election to Terminate shall not affect the obligations of any other Foreign Subsidiary Revolving Borrower under this Agreement or any other Loan Document or thereafter incurred by any other Foreign Subsidiary Revolving Borrower.

(c)           If the cost to any Lender of making or maintaining any Loan to a Foreign Subsidiary Revolving Borrower is increased (or the amount of any sum received or receivable by any Lender or its lending office is reduced) by an amount deemed by such Lender to be material, by reason of the fact that such Foreign Subsidiary Revolving Borrower is incorporated in, or conducts business in, a jurisdiction outside the United States, such Foreign Subsidiary Revolving Borrower shall indemnify such Lender for such increased cost or reduction within fifteen (15) days after demand by such Lender (with a copy to the Administrative Agent) (excluding for purposes of this Section 2.15(c) any such increased costs resulting from (i) changes in the basis of taxation of overall net income or overall gross income (including branch profits), and franchise (and similar) taxes imposed in lieu of net income taxes, by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or maintains a lending office, (ii) reserve requirements contemplated by Section 3.04(c) (as to which Section 3.04(c) shall govern) and (iii) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost (as to which Section 3.04(a) shall govern)).  A certificate of such Lender claiming compensation under this Section 2.15(c) and setting forth the additional amount or amounts to be paid to it hereunder in reasonable detail shall be conclusive in the absence of manifest error.

(d)           Each Lender will promptly notify the Parent Borrower, the relevant Foreign Subsidiary Revolving Borrower and the Administrative Agent of any event or circumstance of which it has knowledge that will entitle such Lender to compensation pursuant to Section 2.15(c).  If any Lender requests compensation under Section 2.15(c), then such Lender will, if requested by the Parent Borrower, use commercially reasonable efforts to designate another lending office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage.

SECTION 2.16.           Extensions of Term Loans and Revolving Credit Commitments.

(a)           Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Parent Borrower to all Lenders of a Class of Term Loans or a Class of Revolving Credit Commitments, in each case on a pro rata basis and on the same terms to each such Lender, the Parent Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of any Class of Term Loans and/or Class of Revolving Credit Commitments and otherwise modify the terms of such Term Loans and/or such Revolving Credit Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Term Loans and/or such Revolving Credit Commitments (and related outstandings), modifying the amortization schedule in respect of such Lender’s Term Loans and/or, in the case of a Revolving Credit Commitment, converting outstanding Revolving Credit Loans (and the related Revolving Credit Commitments) into Revolving Credit Loans that may not be reborrowed upon prepayment (“Extension Non-Revolving Credit Loans”)) (each, an “Extension”) ,so long as the following terms are satisfied:  (i) no Default shall have occurred and be continuing at the time an Extension Offer is delivered to the Lenders, (ii) the Revolving Credit Commitment of any Revolving Credit Lender (an “Extension Revolving Lender”) extended pursuant to an Extension (an “Extension Revolving Credit Commitment”), and the related outstandings, shall be a Revolving Credit Commitment (or related outstandings, as the case may be) or, in the case of an Extension Non-Revolving Credit Loan, a Revolving Credit Loan, in each case with the same terms as the applicable original Revolving Credit Commitments (and related outstandings) or applicable Revolving Credit Loan being extended (the “Original Revolving

Credit Commitment Class”); provided that (A) the Parent Borrower and the Extension Revolving Lenders shall determine (1) the Maturity Date with respect to such new Class of Extension Revolving Credit Commitments or Extension Non-Revolving Credit Loans (and the terms of which Extension Revolving Credit Commitment or Extension Non-Revolving Credit Loans may require that any Revolving Commitment Increase, Incremental Term Loan or Permitted Alternative Incremental Facilities Indebtedness entered into on or after the date of such Extension matures on or after the Maturity Date of such Extension Revolving Credit Commitment or Extension Non-Revolving Credit Loans) which shall not precede the Maturity Date of the applicable Original Revolving Credit Commitment Class, (2) the interest rate or rates applicable to the Revolving Credit Loans of such new Class of Extension Revolving Credit Commitments or to any Extension Non-Revolving Credit Loans, (3) the fees applicable to the Extension Revolving Credit Commitments, Revolving Credit Loans and Extension Non-Revolving Credit Loans of such new Class and (4) the initial Interest Period or Interest Periods applicable to Revolving Credit Loans of such new Class of Extension Revolving Credit Commitment or to any Extension Non-Revolving Credit Loans, (B) so long as the applicable Original Revolving Credit Commitment Class remains outstanding all borrowings (other than in the case of Extension Non-Revolving Credit Loans) and all prepayments (other than in the case of Extension Non-Revolving Credit Loans or in connection with a reduction of Revolving Credit Commitments under the Original Revolving Credit Commitment Class not accompanied by a corresponding reduction of the corresponding Class of Extension Revolving Credit Commitments) shall be made ratably between such Original Revolving Credit Commitment Class and the corresponding Class of Extension Revolving Credit Commitments (on a pro rata basis among the Lenders of each such Class), (C) no reduction of a Class of Extension Revolving Credit Commitment and no prepayment of an Extension Non-Revolving Credit Loan shall be made unless the corresponding Original Revolving Credit Commitment Class is ratably reduced (in each case on a pro rata basis among the Lenders of each such Class of Commitment); provided that, notwithstanding anything to the contrary contained herein (including, without limitation, the provisions of Section 2.05(b)(vii)), at the election of the Parent Borrower, an Original Revolving Credit Commitment Class may be reduced (including on account of a prepayment with the Net Cash Proceeds of any Indebtedness incurred or issued pursuant to Section 7.03(g) or Section 7.03(s)(ii)) prior to the reduction of the corresponding Class of Extension Revolving Credit Commitments or Extension Non-Revolving Credit Loans, as applicable; provided, further, that a Lender under such Original Revolving Credit Commitment Class may reject all or a portion of its pro rata share of such prepayment or reduction, in which case such Lender and the Parent Borrower will follow the procedures set forth in Section 2.05(b)(vi) as if such rejected prepayment or reduction was “Declined Proceeds” and (D) such Extension Revolving Credit Commitments or Extension Non-Revolving Credit Loans may, beginning with the first fiscal quarter in which the financial covenant in Section 7.14 no longer applies, be subject to such financial covenants as the Parent Borrower and the applicable Extension Revolving Lenders shall agree, (iii) the Term Loans of any Term Lender (an “Extension Term Lender”) extended pursuant to any Extension (“Extension Term Loans”) shall have the same terms as the Class of Term Loans subject to such Extension Offer (the “Original Term Loan Class”), except that (A) the final maturity date of any Extension Term Loans may be delayed to later dates (but shall be no earlier than the Maturity Date of the corresponding Original Term Loan Class) and such Extension Term Loans may require that any Incremental Term Loan, Revolving Commitment Increase or Permitted Alternative Incremental Facilities Indebtedness entered into on or after the date of such Extension matures on or after the Maturity Date of such Extension Term Loans, (B) all or any of the scheduled amortization payments of principal of the Extension Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Original Term Loan Class, (C) the Weighted Average Life to Maturity of any Extension Term Loans may be longer (but shall be no shorter) than the remaining Weighted Average Life to Maturity of the corresponding Original Term Loan Class, (D) the interest rate or rates applicable to such new Class of Extension Term Loans may be different than those applicable to Term Loans of such Original Term Loan Class, (E) the fees and premiums applicable to such new Class of Extension Term Loans may be different than those applicable to Term Loans of such Original Term Loan Class, (F) voluntary prepayments of a Class of Extension Term Loans shall not be made unless the applicable Original Term

Loan Class is ratably reduced (in each case on a pro rata basis among the Lenders of each such Class of Term Loans); provided that, notwithstanding anything to the contrary contained herein (including, without limitation, the provisions of Section 2.05(b)(vii)), at the election of the Parent Borrower, Term Loans under the Original Term Loan Class may be voluntarily prepaid or prepaid pursuant to Section 2.05(b)(vii) prior to the prepayment of the corresponding Class of Extension Term Loans; provided, further, that a Lender under such Original Term Loan Class may reject all or a portion of its pro rata share of such prepayment, in which case such Lender and the Parent Borrower will follow the procedures set forth in Section 2.05(b)(vi) as if such rejected prepayment was “Declined Proceeds” and (G) such Extension Term Loans may, beginning with the first fiscal quarter in which the financial covenant in Section 7.14 no longer applies, be subject to such financial covenants as the Parent Borrower and the applicable Extension Term Lenders shall agree, (iv) all documentation in respect of such Extension shall be consistent with the foregoing, and (v) any applicable Minimum Extension Condition shall be satisfied unless waived by the Parent Borrower.  Any Extension Term Loans shall constitute a separate Class of Term Loans from the related Original Term Loan Class, and any Extension Revolving Credit Commitments and Extension Non-Revolving Credit Loans, as applicable, shall constitute a separate Class of Revolving Credit Commitments from the related Original Revolving Credit Commitment Class.  Following any such Extension Offer, the Administrative Agent shall notify the applicable Lenders thereof, each of whom shall, in its sole discretion, determine whether or not to accept such Extension Offer.  In the event that the aggregate principal amount of Term Loans under the Original Term Loan Class or Revolving Credit Commitments or Revolving Credit Loans under the Original Revolving Credit Commitment Class, as applicable, in respect of which applicable Term Lenders or Revolving Credit Lenders, as the case may be, shall have accepted the relevant Extension Offer exceeds the amount of Extension Term Loans, Extension Revolving Credit Commitments or Extension Non-Revolving Credit Loans, as applicable, requested to be extended pursuant to the Extension Offer, Term Loans, Revolving Credit Commitments or Revolving Credit Loans, as applicable, subject to Extension  shall be amended to Extension Term Loans, Extension Revolving Credit Commitments or Extension Non-Revolving Credit Loans, as applicable, on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans, Revolving Credit Commitments or Revolving Credit Loans, as applicable, included in each such election to participate in such Extension.

(b)           With respect to all Extensions accepted by the relevant Lenders and consummated by the Parent Borrower pursuant to this Section 2.16, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.05 and 2.06 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Parent Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Parent Borrower’s sole discretion and which may be waived by the Parent Borrower) of Term Loans or Revolving Credit Commitments (as applicable) of any or all applicable Classes be tendered.  The Administrative Agent and the Lenders hereby consent to the Extensions and the other transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extension Term Loans and/or Extension Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.06 and 2.13) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.16.

(c)           The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Parent Borrower as may be necessary in order to establish new Classes in respect of Revolving Credit Commitments or Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Parent Borrower in connection with the establishment of such new Classes, in each case on terms consistent with this Section 2.16.  In connection with any Extensions the respective Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the then Latest Maturity Date so that such maturity date is extended to the then Latest Maturity Date (or such later date as may be advised by local counsel to the Administrative Agent).

(d)           In connection with any Extension, the Parent Borrower shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16.

(e)           Notwithstanding the foregoing provisions of this Section 2.16 and, for the avoidance of doubt, (A) no consent of any Lender or the Administrative Agent shall be required to effectuate any Extension other than the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans and/or Revolving Credit Commitments (or a portion thereof) and (B) no Lender shall have such Lender’s Commitment or Loans extended without the written consent of such Lender.

SECTION 2.17.           Defaulting Lenders.

(a)           Reallocation.  Notwithstanding anything to the contrary herein, if a Lender (in the case of clause (i) below, other than any Lender that did not execute the Amendment Agreement on or prior to the Restatement Date) becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 of such Defaulting Lender:

(i)           the Letter of Credit participations pursuant to Section 2.03 and Swing Line Loan participations pursuant to Section 2.04, in each case, of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Revolving Credit Commitments of such Class; provided that (a) the Outstanding Amount of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations (with the aggregate amount of such Lenders' risk participations and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender) may not in any event exceed the Revolving Credit Commitment of such Class of such Non-Defaulting Lender as in effect at the time of such reallocation and (b) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Parent Borrower, the Administrative Agent, the L/C Issuers, the Swing Line Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender; and

(ii)           to the extent that any portion (the “unreallocated portion”) of any Defaulting Lender’s Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated by reason of the first proviso in clause (i) above, or otherwise (including that such Defaulting lender did not execute the Amendment Agreement on or prior to the Restatement Date) the Parent Borrower will, not later than two Business Days after demand by the Administrative Agent (at the direction of the L/C Issuer and/or the Swing Line Lender, as the case may be), (1) Cash Collateralize the obligations of the Parent Borrower to the L/C Issuer in respect of such Letter of Credit participation pursuant to Section 2.03, in an amount equal to the aggregate amount of the unreallocated portion of such Letter of Credit participation pursuant to Section 2.03, or (2) in the case of such Swing Line Loan participation pursuant to Section 2.04, prepay and/or Cash Collateralize in full the unreallocated portion thereof, or (3) make other arrangements satisfactory to the Administrative Agent, and to the L/C Issuer and the Swing Line Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender.

(b)           Fees.  Anything herein to the contrary notwithstanding, during such period as a Lender (other than any Lender that did not execute the Amendment Agreement on or prior to the Restatement Date) is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.03(i) (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees); provided that in the case of any such Defaulting Lender that was or is a Lender (x) to the extent that a portion of the Letter of Credit participations pursuant to Section 2.03 and Swing Line Loan participations pursuant to Section 2.04 of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.17(a), such fees under Section 2.03(i) that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (y) to the extent any portion of such Letter of Credit participation pursuant to Section 2.03 and Swing Line Loan participation pursuant to Section 2.04 cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the L/C Issuer and the Swing Line Lender, as applicable, as their interests appear.

(c)           Cure.  If the Parent Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender agree in writing in their discretion that a Lender (other than any Lender that did not execute the Amendment Agreement on or prior to the Restatement Date) that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, as the case may be, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the total Revolving Credit Commitments, Revolving Credit Loans, Letter of Credit participations pursuant to Section 2.03 and Swing Line Loan participations pursuant to Section 2.04 of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Commitments and Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Parent Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

(d)           Notices.  The Administrative Agent will promptly send to each Lender and L/C Issuer a copy of any notice to the Parent Borrower provided for in this Section 2.17.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01.           Taxes.

(a)           Except as required by law (as determined in the good faith discretion of any applicable withholding agent), any and all payments by any Borrower or any Guarantor to or for the account of any Agent or any Lender (which term shall, for the avoidance of doubt, include, for the purposes of Section 3.01, any L/C Issuer) under any Loan Document shall be made free and clear of, and without deduction for, any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, imposed by any Governmental Authority (“Taxes”).  If a Borrower or a Guarantor or the Administrative Agent is required by law (as determined in the good faith discretion of any applicable withholding agent) to deduct any Indemnified Taxes (as defined below) or Other Taxes (as defined below) from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable by such Borrower or such Guarantor shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or such Guarantor or the Administrative Agent shall make such deductions, (iii) such Borrower or such Guarantor shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), such Borrower or such Guarantor shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof or other documentary evidence of payment satisfactory to such Agent or Lender.  If any Borrower or any Guarantor fails to pay any Indemnified Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence, such Borrower or such Guarantor shall indemnify such Agent and such Lender for any incremental Taxes that may become payable by such Agent or such Lender arising out of such failure.  “Indemnified Taxes” refers to any Taxes arising from any payment made under any Loan Document excluding, in the case of each Agent and each Lender, (i) net income Taxes imposed by a jurisdiction as a result of any connection between such Agent or Lender and such jurisdiction other than the connection arising from executing or entering into any Loan Document or any of the Transactions contemplated by any Loan Document, (ii) Taxes imposed on or measured by its net income (including branch profits), franchise (and similar) taxes imposed in lieu of net income taxes, (iii) any withholding taxes to the extent imposed at the time a Lender becomes a party hereto (or designates a new lending office), except (x) to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts or indemnity payments from any Loan Party with respect to such withholding tax pursuant to Section 3.01 or (y) if such Foreign Lender is an assignee pursuant to a request by a Borrower and (iv) any Taxes imposed as a result of the failure of any Lender to comply with either the provisions of Section 3.01(b) or (c) (in the case of any Foreign Lender) or the provisions of Section 3.01(d) (in the case of any U.S. Lender).

(b)           To the extent it is legally able to do so, each Agent or Lender (including an Assignee to which a Lender assigns its interest in accordance with Section 10.07) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each a “Foreign Lender”) agrees to complete and deliver to the Parent Borrower and the Administrative Agent on or prior to the Closing Date (or, if later, on or prior to the date it becomes a party to this Agreement), an accurate, complete and original signed copy of whichever of the following is applicable:  (i) Internal Revenue Service Form W-8BEN certifying that it is entitled to benefits under an income tax treaty to which the United States is a party that reduces or eliminates U.S. federal withholding tax on payments of interest; (ii) Internal Revenue Service Form W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; (iii) if the Foreign Lender (A) is not a bank described in Section 881(c)(3)(A) of the Code, (B) is not a 10-percent shareholder described in Section 871(h)(3)(B) of the Code, (C) has income receivable pursuant to any Loan Document that is not effectively connected with the conduct of a trade or business in the United States and (D) is not a controlled foreign corporation related to any Borrower within the meaning of Section 864(d) of the Code, a certificate to that effect in substantially the form attached hereto as Exhibit L and an Internal Revenue Service Form W-8BEN, certifying that the Foreign Lender is not a United States person; or (iv) to the extent a Foreign Lender is not the beneficial owner of any obligation of any Borrower or any Guarantor hereunder (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), duly completed copies of Internal Revenue Service Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, certificate in substantially the form attached hereto as Exhibit L Form W-9 or Form W-8IMY from each beneficial owner, as applicable.

(c)           Thereafter and from time to time, each such Foreign Lender shall, (i) promptly, to the extent it is legally entitled to do so, submit to the Parent Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available to secure an exemption from or reduction in the rate of U.S. federal withholding tax (A) on or before the date that any such form, certificate or other evidence previously delivered expires or becomes obsolete, (B) after the occurrence of a change in the Foreign Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Parent Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Parent Borrower or the Administrative Agent, and (ii) promptly notify the Parent Borrower and the Administrative Agent of any change in the Foreign Lender’s circumstances which would modify or render invalid any previously claimed exemption or reduction.

(d)           Each Agent or Lender that is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) (each a “U.S. Lender”) agrees to complete and deliver to the Parent Borrower and the Administrative Agent an accurate, complete and original signed Internal Revenue Service Form W-9 or successor form certifying that such Agent or Lender is not subject to United States backup withholding tax (i) on or prior to the Closing Date (or, if later, on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Parent Borrower and the Administrative Agent and (iv) from time to time thereafter if reasonably requested by the Parent Borrower or the Administrative Agent.

(e)           Notwithstanding anything else herein to the contrary, if a Foreign Lender is subject to U.S. federal withholding tax at a rate in excess of zero percent at the time such Lender or such Agent first becomes a party to this Agreement, such U.S. federal withholding tax (including additions to tax, penalties and interest imposed with respect to such U.S. federal withholding tax) shall be considered excluded from Indemnified Taxes except to the extent the Foreign Lender’s assignor was entitled to additional amounts or indemnity payments prior to the assignment or the assignment was pursuant to a request of a Borrower.  Further, no Borrower shall be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, with respect to Indemnified Taxes to the extent that such Lender or such Agent becomes subject to such Indemnified Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) solely as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the Lending Office of such Lender (other than at the written request of a Borrower to change such Lending Office).

(f)           Each Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (including additions to tax, penalties and interest related thereto) excluding, in each case, such amounts that result from an Agent or Lender’s Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document (collectively, “Assignment Taxes”) to the extent such Assignment Taxes result from a connection that the Agent or Lender has with the taxing jurisdiction other than the connection arising out of the Loan Document or the transactions therein, except for Assignment Taxes resulting from assignment or participation that is requested or required in writing by the Parent Borrower (all such non-excluded taxes described in this Section 3.01(f) being hereinafter referred to as “Other Taxes”).

(g)           If any Indemnified Taxes or Other Taxes are directly asserted against any Agent or Lender, such Agent or Lender may pay such Indemnified Taxes or Other Taxes and the relevant Borrower will promptly pay such additional amounts so that each of such Agent and such Lender receives an amount equal to the sum it would have received had no such Indemnified Taxes or Other Taxes been asserted; whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that if the relevant Borrower reasonably believes that such Taxes or Other Taxes were not correctly or reasonably asserted, each such Agent or Lender will use reasonable efforts to cooperate with such Borrower to obtain a refund of such Taxes or Other Taxes (which shall be repaid such Borrower in accordance with Section 3.01(h)) so long as such efforts would not, in the sole good faith determination of such Agent or Lender, result in any additional costs, expenses or risks or be otherwise disadvantageous to it.  Payments under this Section 3.01(g) shall be made within ten (10) days after the date such Borrower receives written demand for payment from such Agent or Lender.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or any other Agent, shall be conclusive absent manifest error.

(h)           If any Lender or Agent determines, in its sole discretion, that it is entitled to receive a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by any Borrower pursuant to this Section 3.01, it shall use its commercially reasonable efforts to receive such refund and upon receipt of any such refund shall promptly remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the relevant Borrower under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant taxing authority attributable thereto) to such Borrower, net of all reasonable out of pocket expenses of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that each Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund to such party, together with any interest and penalties charged by the relevant taxing authority, in the event such party is required to repay such refund to the relevant taxing authority.  Such Lender or Agent, as the case may be, shall provide the relevant Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential in its reasonable discretion).  Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or make available its tax returns or any other information it reasonably deems confidential or require any Lender to do anything that would prejudice its ability to benefit from any other refunds, credits, relief, remission or repayments to which it may be entitled.

(i)           Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (g) with respect to such Lender it will, if requested by the relevant Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan or Letter of Credit affected by such event and by completing and delivering or filing any tax related forms which would reduce or eliminate any amount of Indemnified Taxes or Other Taxes required to be deducted or withheld or paid by the relevant Borrower; provided that such efforts are made at the relevant Borrower’s expense and on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided further that nothing in this Section 3.01(i) shall affect or postpone any of the Obligations of such Borrower or the rights of such Lender pursuant to Section 3.01(a) or (g).

SECTION 3.02.           Illegality.  If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund any Eurocurrency Rate Loans, or to determine or charge interest rates based upon the applicable Eurocurrency Rate, then, on notice thereof by such Lender to the Parent Borrower through the Administrative Agent, any obligation of such Lender to make or continue any affected Eurocurrency Rate Loans or to convert Base Rate Loans to such Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Parent Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Parent Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans and shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all then outstanding affected Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans.  Upon any such prepayment or conversion, the Parent Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05.  Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03.           Inability To Determine Rates.  If the Required Lenders determine that by reason of any changes affecting the applicable interbank eurodollar market adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the relevant interbank eurodollar market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, in each case due to circumstances arising on or after the Execution  Date, the Administrative Agent will promptly so notify the Parent Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain any affected Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Parent Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, in the case of Loans denominated in Dollars, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

SECTION 3.04.           Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a)           If any Lender reasonably determines that as a result of the introduction of, or any change in, or in the interpretation of, any Law, in each case after the Execution Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes or Other Taxes covered by Section 3.01, or any Taxes excluded from the definition of Indemnified Taxes under exception (i) thereof to the extent such Taxes are imposed on or measured by net income or profits or branch profits or franchise taxes (imposed in lieu of the foregoing taxes) and any Taxes excluded from the definition of Indemnified Taxes under exceptions (ii) and (iii) thereof, (ii) reserve requirements contemplated by Section 3.04(c), (iii) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost or that does not represent the cost to such Lender of complying with the requirements of any applicable Law in relation to its making, funding or maintaining of Eurocurrency Rate Loans and (iv) the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the Execution Date (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, the Lenders or any of their Affiliates or the Agents or any of their Affiliates)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.  At any time that any Eurocurrency Rate Loan is affected by the circumstances described in this Section 3.04(a), the Borrowers may either (i) if the affected Eurocurrency Rate Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrowers receive any such demand from such Lender or (ii) if the affected Eurocurrency Rate Loan is then outstanding and is denominated in Dollars, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert such Eurocurrency Rate Loan into a Base Rate Loan, if applicable.

(b)           If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall promptly pay to such Lender such additional amounts as will compensate such Lender for such reduction after receipt of such demand.

(c)           The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error) and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Parent Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender.  If a Lender fails to give notice at least fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d)           If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Parent Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.04(a), (b) or (c).

SECTION 3.05.           Funding Losses.  Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, each Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense reasonably incurred by it as a result of:

(a)           any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan on a day prior to the last day of the Interest Period for such Loan; or

(b)           any failure by such Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan on the date or in the amount notified by such Borrower;

including any loss or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurocurrency Rate Loan or from fees payable to terminate the deposits from which such funds were obtained.

SECTION 3.06.           Matters Applicable to All Requests for Compensation.

(a)           Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Parent Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error.  In determining such amount, such Agent or Lender may use any reasonable averaging and attribution methods.

(b)           With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Parent Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.  If any Lender requests compensation by the Borrowers under Section 3.04, the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c)           If any Lender gives notice to the Parent Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares.

SECTION 3.07.           Replacement of Lenders Under Certain Circumstances.

(a)           If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Parent Borrower may, on five (5) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to and in accordance with Section 10.07(b) (with the assignment fee to be paid by the Parent Borrower in the case of clauses (i) and (iii) only) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Parent Borrower to find a replacement Lender or other such Person; and provided further that in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents.  No such replacement shall be deemed to be a waiver of any rights that the Parent Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b)           Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans and (ii) deliver any Notes evidencing such Loans to the Parent Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof).  Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) the assignee Lender shall purchase, at par, all Loans, accrued interest, accrued fees and other amounts owing to the assigning Lender as of the date of replacement and (C) upon such payment (regardless of whether such replaced Lender has executed an Assignment and Assumption or delivered its Notes to the Parent Borrower or the Administrative Agent), the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c)           Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d)           In the event that (i) the Parent Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class or Classes of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

SECTION 3.08.           Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01.           Conditions to Initial Credit Extension.  The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent:

(a)           The Administrative Agent’s receipt of executed counterparts of (i) this Agreement, executed by Merger Sub and (ii) the Joinder Agreement, executed by Holdings, the Parent Borrower and each Subsidiary Co-Borrower, each of which shall be original or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party.

(b)           Prior to or substantially simultaneously with the initial Credit Extension on the Closing Date, the Merger shall be consummated pursuant to the Merger Agreement; provided that none of the following provisions of the Merger Agreement shall have been amended or waived in any respect materially adverse to the Lenders without the prior written consent of the Lead Arrangers, not to be unreasonably withheld:  Sections 2.01, 2.03, 3.01, 6.01(c) (but only to the extent such amendment or waiver would have been required if the reference therein to $100 million were replaced with $200 million), 6.01(e), 6.01(f) (but only to the extent such amendment or waiver would have been required if Clear Media Limited and its subsidiaries were excluded from such provision), 6.01(g), 6.01(n), 6.01(r), 6.01(t) (to the extent relating to any of the foregoing), 6.13(b), 7.01 or 7.02 (except to the extent any condition set forth therein is not satisfied solely as a result of a breach of any of the foregoing provisions of Article VI of the Merger Agreement).

(c)           Prior to or substantially simultaneously with the initial Credit Extensions on the Closing Date, the Equity Contribution shall have been consummated.

Upon satisfaction of the foregoing conditions and the disbursement of the Debt Funding (as defined in the Escrow Agreement) pursuant to Section 5(a)(i) of the Escrow Agreement, such Debt Funding shall be deemed to constitute an initial Credit Extension hereunder.  The Parent Borrower may also obtain an Initial Revolving Borrowing permitted under clause (a)(ii) of the definition of “Permitted Initial Revolving Borrowing Purposes” by delivery to the Administrative Agent and, if applicable, the relevant L/C Issuer of a Request for Credit Extension in accordance with the requirements hereof.  The Lenders may terminate their obligations to make Loans or other Credit Extensions hereunder if the foregoing conditions shall not have been satisfied (or waived pursuant to Section 10.01) at or prior to 11:59 p.m., New York City time, on the earliest of (i) the twentieth Business Day following the receipt of the Requisite Shareholder Approval (as defined in the Merger Agreement), (ii) the twentieth Business Day following the failure to obtain the Requisite Shareholder Approval at a duly held Shareholders’ Meeting (as defined in the Merger Agreement) after giving effect to all adjournments and postponements thereof, (iii) five Business Days following the termination of the Merger Agreement or (iv) December 31, 2008 (the “Termination Date”); provided, however, that if (A) the Requisite Shareholder Approval is obtained and (B) any regulatory approval required in connection with the consummation of the Merger has not been obtained (or has lapsed and not been renewed) or any waiting period under applicable antitrust laws has not expired (or has restarted and such new period has not expired), then the Termination Date shall automatically be extended until the twentieth Business Day following receipt of all such approvals (or renewals), but in no event later than March 31, 2009.  If as of the Termination Date there is a dispute among any of the parties to the Escrow Agreement with respect to the disposition of any Escrow Funds (as defined in the Escrow Agreement), Merger Sub may, by written notice to the Administrative Agent, extend the Termination Date until the fifth Business Day following the final resolution of such dispute by a court of competent jurisdiction or mutual resolution by the parties to such dispute; provided, however, that the Termination Date with respect to any Lender shall occur on the date such Lender withdraws its portion of the Escrow Funds pursuant to Section 5(f) of the Escrow Agreement.

SECTION 4.02.           Conditions to Subsequent Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension after the Restatement Date (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a)           Except in the case of borrowings of Delayed Draw Term Loans, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)           (i) Except in the case of borrowings of Delayed Draw Term Loans, no Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom and (ii) in the case of borrowings of Delayed Draw Term Loans, no Default under Section 8.01(a) or (j) (with respect to Parent Borrower only in the case of Section 8.01(j)) shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c)           The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

Representations and Warranties

Each Borrower represents and warrants to the Administrative Agent and the Lenders, at the times expressly set forth in Section 4.02, that:

SECTION 5.01.           Existence, Qualification and Power; Compliance with Laws.  Each Loan Party and each of its Material Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02.           Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action.  Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party nor the consummation of the Transactions will (a) contravene the terms of any of such Person’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.03.           Governmental Authorization.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, and (iv) informational filings and notifications required to be made after the consummation of the Merger Agreement.

SECTION 5.04.           Binding Effect.  This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto.  This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

SECTION 5.05.           Financial Statements; No Material Adverse Effect.

(a)             The Annual Financial Statements fairly present in all material respects the financial condition of the Parent Borrower and its Subsidiaries as of the dates thereof and their results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

(ii)           The unaudited pro forma consolidated balance sheet of the Parent Borrower and its Subsidiaries as at December 31, 2007 (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unaudited pro forma consolidated statement of operations of the Parent Borrower and its Subsidiaries for the 12 month period ending on such date (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Annual Financial Statements and have been prepared in good faith, based on assumptions believed by the Parent Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of the Parent Borrower and its Subsidiaries as at December 31, 2007 and their estimated results of operations for the period covered thereby.

(b)           As of the Specified Date, except (i) as reflected or reserved against in the Annual Financial Statements, (ii) for liabilities or obligations incurred in the ordinary course of business since the date of the Annual Financial Statements and (iii) for liabilities or obligations arising under the Merger Agreement, neither the Parent Borrower nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or notes thereto) of the Parent Borrower and its Subsidiaries, other than those which would not have, individually or in aggregate, a Material Adverse Effect on the Parent Borrower.

(c)           Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

SECTION 5.06.           Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Parent Borrower or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

SECTION 5.07.           Labor Matters.  Except as would not reasonably be expected to have a Material Adverse Effect:  (a) there are no strikes or other labor disputes against any of the Parent Borrower or its Subsidiaries pending or, to the knowledge of the Parent Borrower, threatened; (b) hours worked by and payment made based on hours worked to employees of the Parent Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters; and (c) all payments due from any Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.

SECTION 5.08.           Ownership of Property; Liens.  Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09.           Environmental Matters.

(a)           Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries is in compliance with all applicable Environmental Laws (including having obtained all Environmental Permits) and (ii) none of the Loan Parties or any of their respective Subsidiaries is subject to any pending, or to the knowledge of any Borrower, threatened Environmental Claim or any other Environmental Liability.

(b)           None of the Loan Parties or any of their respective Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at, or arranged for the disposal or treatment or for transport for disposal or treatment, of Hazardous Materials from, any currently or formerly owned or operated real estate or facility in a manner that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(c)           Except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, (i) none of the properties currently or to the knowledge of the Loan Parties and their respective subsidiaries, formerly owned, leased or operated by the Loan Parties or their respective Subsidiaries is listed or formally proposed for listing on the National Priorities List or any analogous foreign, state or local list; (ii) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on at or under any property currently owned or operated by Holdings, any Borrower or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material at or on any facility, equipment or property currently owned or operated by Holdings, any Borrower or any of its Subsidiaries; and (iv) there has been no Release of Hazardous Materials by any Person on any property currently, or to the knowledge of the Loan Parties and their respective Subsidiaries formerly, owned or operated by any of them and there has been no Release of Hazardous Materials by the Loan Parties or any of their Subsidiaries at any other location.

(d)           The properties currently owned, leased or operated by the Loan Parties and their Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require response or other corrective action under or (iii) could give rise to Environmental Liability, which violations, actions and liability, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(e)           The Loan Parties and their Subsidiaries are not conducting or financing, either individually or together with other potentially responsible parties, any investigation or assessment or response or other corrective action relating to any actual or threatened Release of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or response or action that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(f)           Except as would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect, neither the Loan Parties nor any of their Subsidiaries has contractually assumed any liability or obligation under any Environmental Law or is subject to any order, decree or judgment which imposes any obligation under any Environmental Law.

SECTION 5.10.           Taxes.  Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Parent Borrower and its Subsidiaries have timely filed all federal and state and other Tax returns and reports required to be filed, and have timely paid all federal and state and other Taxes, assessments, fees and other governmental charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

SECTION 5.11.           ERISA Compliance, Etc.

(a)           Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA and the Code.

(b)           Except as set forth in Schedule 5.11(b), no ERISA Event has occurred that when taken together with all other ERISA Events which have occurred within the one-year period prior to the date on which this representation is made or deemed made that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c)           Except where noncompliance or the incurrence of an obligation would not reasonably be expected to result in a Material Adverse Effect, (i) each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and (ii) neither Holdings nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan.

SECTION 5.12.           Subsidiaries.  As of the Specified Date, neither Holdings nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in Holdings, the Borrowers and the Material Subsidiaries have been validly issued and are fully paid and nonassessable, and all Equity Interests owned by Holdings or any other Loan Party are owned free and clear of all security interests of any Person except (i) those created under the Collateral Documents or under the ABL Facility Documentation in accordance with the Intercreditor Agreement and (ii) any nonconsensual Lien that is permitted under Section 7.01.  As of the Specified Date, Schedule 5.12(a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of Holdings, the Parent Borrower and any other Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged pursuant to the Collateral and Guarantee Requirement.

SECTION 5.13.           Margin Regulations; Investment Company Act.

(a)           No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

(b)           Neither the Parent Borrower nor any of the Subsidiaries of the Parent Borrower is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

SECTION 5.14.           Disclosure.  None of the factual information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such factual information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading; it being understood that for purposes of this Section 5.14, such factual information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature.

SECTION 5.15.           Intellectual Property; Licenses, Etc.  The Parent Borrower and its Subsidiaries have good and marketable title to, or a valid license or right to use, all of their patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know-how, database rights, rights of privacy and publicity, licenses and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  To the knowledge of each Borrower, the operation of the respective businesses of the Parent Borrower or any of its Subsidiaries as currently conducted and as proposed to be conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person, except for such infringements, misuses, misappropriations or violations individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect.  No claim or litigation regarding any IP Rights is pending or, to the knowledge of any Borrower, threatened in writing against any Loan Party or Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

SECTION 5.16.           Solvency.  On the Closing Date after giving effect to the Transactions, the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

SECTION 5.17.           Subordination of Junior Financing.  The Obligations of each Subsidiary Guarantor are “Designated Senior Debt,” “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) with respect to any guaranties of the New Senior Notes under, and as defined in, the New Senior Notes Indenture.

SECTION 5.18.           Special Representations Relating to FCC Authorizations, Etc.

(a)           The Parent Borrower or its Restricted Subsidiaries hold all FCC Authorizations that are necessary or required for the Parent Borrower and its Restricted Subsidiaries to conduct their business in the manner in which it is currently being conducted, except where the failure to do so would not individually or in the aggregate have a Material Adverse Effect.  Schedule 5.18 hereto lists each material FCC Authorization held by the Parent Borrower or any Restricted Subsidiary as of the Specified Date.  With respect to each Broadcast License issued by the FCC and listed on Schedule 5.18 hereto, the description includes the call sign, FCC identification number, community of license and the license expiration date.

(b)           All material FCC Authorizations held by the Parent Borrower and its Restricted Subsidiaries are in full force and effect in accordance with their terms, with such exceptions as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 5.18, as of the Specified Date and except for such matters as would not individually or in the aggregate have a Material Adverse Effect, (i) neither the Parent Borrower nor any Restricted Subsidiary has received any notice of apparent liability, notice of violation, order to show cause or other writing from the FCC, (ii) there is no proceeding pending or, to the knowledge of the Parent Borrower, threatened by or before the FCC relating to the Parent Borrower or any Restricted Subsidiary or any Broadcast Station and (iii) to the knowledge of the Parent Borrower, no complaint or investigatory proceeding is pending before the FCC (other than rulemaking proceedings and proceedings of general applicability to the broadcasting industry or substantial segments thereof).  The Parent Borrower and the Restricted Subsidiaries have timely filed all required reports and notices with the FCC and have paid all amounts due in timely fashion on account of fees and charges to the FCC, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(c)           Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each of the Parent Borrower and the Restricted Subsidiaries has obtained and holds all Permits required for any property owned, leased or otherwise operated by such Person and for the operation of each of its businesses as presently conducted, (ii) all such Permits are in full force and effect, and each of the Parent Borrower and the Restricted Subsidiaries has performed all requirements of such Permits to the extent performance is due, (iii) no event has occurred which allows or results in, or after notice or lapse of time would allow or result in, revocation or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit prior to the expiration of any stated term and (iv) none of such Permits contain any restrictions, either individually or in the aggregate, that are materially burdensome to the Parent Borrower or any of the Restricted Subsidiaries, or to the operation of any of their respective businesses or any property owned, leased or otherwise operated by such Person.

(d)           No consent or authorization of, filing with or Permit from, or other act by or in respect of, any Governmental Authority is required in connection with delivery, performance, validity or enforceability of this Agreement and the other Loan Documents, other than (i) the requirement under the Communications Laws that certain Loan Documents be filed with the FCC following the closing under the Merger Agreement and (ii) the consents, authorizations and filings contemplated by the Loan Documents.

ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than Cash Management Obligations or Hedging Obligations) hereunder that is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the relevant L/C Issuer in its sole discretion, a backstop letter of credit is in place), from and after the Closing Date, the Parent Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

SECTION 6.01.           Financial Statements.  Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)           as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Parent Borrower (commencing with the fiscal year ending December 31, 2007), (i) a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Parent Borrower for such fiscal year, as compared to amounts for the previous fiscal year;

(b)           as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent Borrower (commencing with the fiscal quarter ended March 31, 2008), (i) a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (A) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (B) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, subject only to changes resulting from normal year-end adjustments and the absence of footnotes and (ii) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of the Parent Borrower for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year;

(c)           within ninety (90) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2008) of the Parent Borrower, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Parent Borrower for its internal use (including a projected consolidated balance sheet of the Parent Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d)           simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) and Restricted Subsidiaries that are not Loan Parties (which may be in footnote form only) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Parent Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Parent Borrower that holds all of the Equity Interests of the Parent Borrower or (B) the Parent Borrower’s or such entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Parent Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent Borrower (or such parent), on the one hand, and the information relating to the Parent Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

SECTION 6.02.           Certificates; Other Information.  Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)           no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent Borrower (which shall include a reasonably detailed calculation of Consolidated EBITDA);

(b)           not later than the date of delivery of financial statements referred to in Section 6.01(a), a Principal Properties Certificate;

(c)           promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings or the Parent Borrower files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02;

(d)           promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of the ABL Credit Agreement (other than borrowing base and related certificates), the ABL Facility Documentation or the New Senior Notes Indenture, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02;

(e)           together with the delivery of the financial statements pursuant to (i) Section 6.01(a), a report setting forth the information required by Section 3.03(c) of each Security Agreement (other than the Holdings Pledge Agreement) or confirming that there has been no change in such information since the Closing Date or the date of the last such report and (ii) Section 6.01(a) and Section 6.01(b) (x) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (y) a list of each Subsidiary of the Parent Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list;

(f)           promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request; and

(g)           upon request by the Administrative Agent, copies of:  (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holdings, the Parent Borrower, any Subsidiary or any of their ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (ii) the most recent actuarial valuation report for each Pension Plan; and (iii) such other documents or governmental reports or filings relating to any Pension Plan as the Administrative Agent shall reasonably request.  Promptly following any reasonable request therefor by the Administrative Agent, on and after the effectiveness of the Pension Act, copies of (i) any documents described in Section 101(k) of ERISA that Holdings, the Parent Borrower, any Subsidiary or any of their ERISA Affiliates obtained during the last twelve months with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that Holdings, the Parent Borrower, any Subsidiary or any of their ERISA Affiliates obtained during the last twelve months with respect to any Multiemployer Plan; provided that if such documents or notices have not been obtained or requested from the administrator or sponsor of the applicable Multiemployer Plan upon reasonable request by the Administrative Agent, the applicable Person shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

Documents required to be delivered pursuant to Section 6.01 or Section 6.02(a) or 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower posts such documents, or provides a link thereto on the Parent Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Parent Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) upon written request by the Administrative Agent, the Parent Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Parent Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents or a link thereto and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

The Parent Borrower hereby acknowledges that (a) the Administrative Agent, the Syndication Agents and/or the Arrangers will make available to the Lenders Communications by posting such Communications on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Parent Borrower or its securities) (each, a “Public Lender”).  The Parent Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Communications that may be distributed to the Public Lenders and that (w) all such Communications shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Communications “PUBLIC,” the Parent Borrower shall be deemed to have authorized the Administrative Agent, the Syndication Agents, the Arrangers and the Lenders to treat such Communications as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Parent Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Communications constitute Information, they shall be treated as set forth in Section 10.08); (y) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”  Neither the Administrative Agent nor any of its Affiliates shall be responsible for any statement or other designation by a Loan Party regarding whether a Communication contains or does not contain material non-public information with respect to any of the Loan Parties or their securities nor shall the Administrative Agent or any of its Affiliates incur any liability to any Loan Party, any Lender or any other Person for any action taken by the Administrative Agent or any of its Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender that may decide not to take access to Restricting Information.  Nothing in this Section 6.02 shall modify or limit a Lender’s obligations under Section 10.08 with regard to Communications and the maintenance of the confidentiality of or other treatment of Information.

Although the Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Platform is secured through a single-user-per-deal authorization method whereby each user may access the Platform only on a deal-by-deal basis, each of the Lenders and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.  In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Platform and understands and assumes the risks of such distribution.

THE PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE.”  NONE OF THE ADMINISTRATIVE AGENT NOR ANY OTHER MEMBER OF THE AGENT’S GROUP WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENTS IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE PLATFORM.

Each of the Lenders and each Loan Party agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

SECTION 6.03.           Notices.  Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent:

(a)           of the occurrence of any Default; and

(b)           of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any Governmental Authority, (ii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit or (iii) the occurrence of any ERISA Event that, in any such case, has resulted or would reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Parent Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Parent Borrower has taken and proposes to take with respect thereto.

SECTION 6.04.           Payment of Obligations.  Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such Tax is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (ii) the failure to pay or discharge the same would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

SECTION 6.05.           Preservation of Existence, Etc.

(a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization, (b) take all reasonable action to maintain all corporate rights and privileges (including its good standing) to the extent such concept exists in such jurisdiction and (c) maintain all other material rights and privileges (including, without limitation, material Broadcast Licenses) except, in the case of (a) (other than in the case of the Borrowers except to the extent expressly permitted by Section 7.04), (b) or (c) to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or pursuant to a transaction permitted by Article VII.

SECTION 6.06.           Maintenance of Properties.  Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted and consistent with past practice.

SECTION 6.07.           Maintenance of Insurance.

(a)           Maintain with insurance companies that the Parent Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Parent Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons.

(b)           If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws.

(c)           All such insurance (other than business interruption insurance) as to which the Administrative Agent shall have reasonably requested to be so named, shall name the Administrative Agent as loss payee and/or additional insured, as applicable; provided, however, that the naming of the Administrative Agent as loss payee is only for the purpose of perfecting the Lien on the Collateral granted to the Administrative Agent for the benefit of the Secured Parties to the extent required by the Collateral and Guarantee Requirement.

SECTION 6.08.           Compliance with Laws.

(a)           Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

(b)           (i) Operate all of the Broadcast Stations in material compliance with the Communications Laws and the FCC’s rules, regulations and published policies promulgated thereunder and with the terms of the Broadcast Licenses, (ii) timely file all required reports and notices with the FCC and pay all amounts due in timely fashion on account of fees and charges to the FCC and (iii) timely file and prosecute all applications for renewal or for extension of time with respect to all of the FCC Authorizations, except, in each case, for any failure which would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09.           Books and Records.  Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Parent Borrower or such Restricted Subsidiary, as the case may be.

SECTION 6.10.           Inspection Rights.  Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to customary access agreements), all at the reasonable expense of the Parent Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Parent Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Parent Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Parent Borrower at any time during normal business hours and upon reasonable advance notice.  The Administrative Agent and the Lenders shall give the Parent Borrower the opportunity to participate in any discussions with the Parent Borrower’s independent public accountants.  Notwithstanding anything to the contrary in this Section 6.10, none of the Parent Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

SECTION 6.11.           Covenant To Guarantee Obligations and Give Security.  At the Parent Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a)           (1) upon the formation, acquisition or designation (x) by any U.S. Loan Party of any existing or new direct or indirect wholly-owned Material Domestic Subsidiary (other than an Excluded Subsidiary) that is a Restricted Subsidiary (for the avoidance of doubt, including CCOH and its wholly-owned Restricted Subsidiaries which are Material Domestic Subsidiaries but not Excluded Subsidiaries upon CCOH becoming wholly-owned by the Loan Parties) or (y) by any U.S. Loan Party or Foreign Loan Party of any direct or indirect wholly-owned Material Foreign Subsidiary (other than an Excluded Subsidiary) that is a Restricted Subsidiary or (2) upon the designation by any Loan Party of any Unrestricted Subsidiary that is a direct or indirect wholly-owned Material Domestic Subsidiary or Material Foreign Subsidiary referred to in the foregoing clause (x) or (y) (other than an Excluded Subsidiary) as a Restricted Subsidiary in accordance with Section 6.14:

(i)           within 45 days after such formation, acquisition or designation, or such longer period as the Administrative Agent may agree in writing in its discretion:

(A)           (x) cause each such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent a Guaranty (or supplement thereto) and (y) cause each such Restricted Subsidiary that is required to grant a Lien on any Collateral pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent Mortgages with respect to any Material Real Property, Guaranties, Security Agreement Supplements, Intellectual Property Security Agreements and other security agreements and documents, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other security agreements in effect on the Closing Date), in each case granting Liens required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement;

(B)           cause each Loan Party that is required to pledge any Equity Interests or intercompany note held by such Loan Party pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests and intercompany notes (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock or note powers or other appropriate instruments of transfer, indorsed in blank to the Administrative Agent; and

(C)           take, and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary to take, whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement;

(ii)           if reasonably requested by the Administrative Agent, within forty-five (45) days after such request, deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; and

(iii)           as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each parcel of Material Real Property constituting Collateral, any existing title reports, abstracts, surveys or environmental assessment reports, to the extent available and in the possession or control of the Parent Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent any existing environmental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Parent Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Parent Borrower to obtain such consent, such consent cannot be obtained.

(b)           If after the Closing Date, the Parent Borrower or any Restricted Subsidiary creates or acquires any License Subsidiary that is a Material Subsidiary, then the Parent Borrower shall, as soon as practicable (and in any event within 45 days (as such date may be extended by the Administrative Agent in its discretion), designate such License Subsidiary as a Retained Existing Notes Indenture Unrestricted Subsidiary.

(c)           If any Principal Properties Certificate required to be delivered hereunder demonstrates that the Principal Properties Collateral Amount does not exceed the Principal Properties Permitted Amount multiplied by 2.5, then the Parent Borrower shall cause, as soon as practicable (and in any event within 120 days (as such date may be extended in writing by the Administrative Agent in its discretion) after the date of delivery of such Principal Properties Certificate) Additional Principal Properties of the Parent Borrower or any U.S. Guarantor, as selected by the Parent Borrower, having a Fair Market Value, as determined by the Parent Borrower (acting reasonably and in good faith), that would result in, after giving effect to grant of a Lien thereon, the aggregate Principal Properties Collateral Amount being at least 2.5 times the Principal Properties Permitted Amount, to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and shall take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement.

(d)           If after the Closing Date, the Loan Parties acquire any asset or group of assets with a Fair Market Value in excess of $25,000,000 (as determined by the Parent Borrower (acting reasonably and in good faith)) the Parent Borrower shall within 45 days following the end of the fiscal quarter in which such acquisition occurred make a determination (acting reasonably and in good faith) as to whether such asset or group of assets constitutes Non-Principal Property.  If the Parent Borrower determines that such asset or group of assets constitutes Non-Principal Property, the Parent Borrower shall notify the Administrative Agent of such designation by delivery of an Additional Non-Principal Properties Certificate determining that such Non-Principal Property constitutes Additional Non-Principal Properties Collateral and, if requested by the Administrative Agent, the applicable Loan Party will cause such assets to be subjected to a Lien and Mortgage, if applicable, in favor of the Administrative Agent for the benefit of the Secured Parties, and will take, and cause the other applicable Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent as soon as commercially reasonable but in no event later than 75 days following the end of the quarter in which such acquisition occurred, unless extended by the Administrative Agent in writing in its discretion, to grant and perfect the Liens required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement.  Any designation made by the Parent Borrower in accordance with this paragraph (d) shall be conclusive in the absence of manifest error.

(e)           If (i) the Parent Borrower or any other Loan Party Disposes of any Non-Principal Properties Collateral with a Fair Market Value in excess of $25,000,000 as determined by the Parent Borrower (acting reasonably and in good faith), and (ii) the Parent Borrower does not give written notice to the Administrative Agent of its intent to reinvest, in accordance with Section 2.05(b)(ii)(B), the Net Cash Proceeds received from such Disposition in Additional Non-Principal Properties Collateral that will be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties (in which case the Parent Borrower shall take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement), then, as soon as practicable (in the reasonable judgment of the Parent Borrower) the Parent Borrower shall use commercially reasonable efforts to (x) designate Additional Non-Principal Properties Collateral having an equal or greater Fair Market Value, as determined by the Parent Borrower (acting reasonably and in good faith), than the Fair Market Value of such Disposed Collateral and (y) cause such Additional Non-Principal Properties to be subject to a Lien and Mortgage if applicable, in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement.

(f)           No later than 60 days after the satisfaction of the Existing Notes Condition (unless extended by the Administrative Agent in writing in its discretion), the Parent Borrower shall, in each case at the Parent Borrower’s expense, cause the assets of each Borrower and each Subsidiary Guarantor to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement (it being understood and agreed that any Existing Notes that, unless the Existing Notes Condition has been satisfied pursuant to clause (ii) of the definition thereof, shall then be outstanding shall be permitted to be equally and ratably secured by such assets under this clause (f) to the extent required by the term of the Retained Existing Notes Indenture).

(g)           Not later than 60 days after the acquisition by any Foreign Loan Party of any real or personal property with a Fair Market Value in excess of $25,000,000 as determined by the Parent Borrower (acting reasonably and in good faith) that is required to be provided as Collateral pursuant to the definition of “Collateral and Guarantee Requirement,” which property would not be automatically subject to another Lien pursuant to pre-existing Collateral Documents, cause such property to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement.

(h)           Notwithstanding anything to the contrary in this Agreement, the Parent Borrower shall not be required to (i) deliver any Mortgages or related documentation prior to the date that is 120 days after the Closing Date, which may be extended by the Administrative Agent in its sole discretion, or (ii) take any action or deliver any document set forth on Schedule 6.11(h) before the time limit set forth on such Schedule with respect to such action or document, any such time limit which may be extended by the Administrative Agent acting in its sole discretion.

SECTION 6.12.           Compliance with Environmental Laws.  Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties or facilities to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations, properties and facilities; and (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any response or other corrective action necessary to investigate, remove and clean up all Hazardous Materials at, on, under, or emanating from any of its properties and facilities, in accordance with the requirements of all applicable Environmental Laws.

SECTION 6.13.           Further Assurances and Post Closing Deliveries.

(a)           From time to time duly authorize, execute and deliver, or cause to be duly authorized, executed and delivered, such additional instruments, certificates, financing statements, agreements or documents, and take all reasonable actions (including filing UCC and other financing statements), as the Administrative Agent may reasonably request, for the purposes of perfecting the rights of the Administrative Agent for the benefit of the Secured Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other property or assets hereafter acquired by the Parent Borrower or any other Loan Party which may be deemed to be part of the Collateral to the extent required by the Collateral and Guarantee Requirement), in each case subject to the limitations and exceptions set forth in the Collateral Documents and the Collateral and Guarantee Requirement.

(b)           Within five Business Days of the Closing Date (unless otherwise agreed between the Parent Borrower and the Administrative Agent), the Parent Borrower shall deliver to the Administrative Agent the following documents, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i)            executed counterparts of the Guaranty (subject to the last paragraph of the definition of Collateral and Guarantee Requirement), executed by each U.S. Guarantor;

(ii)           a Note executed by the relevant Borrower(s) in favor of each Lender that has requested a Note at least two Business Days in advance of the Closing Date;

(iii)           each Collateral Document set forth on Schedule 1.01A required to be executed on or about the Closing Date as indicated on such schedule (subject to Section 6.11(h) and the last paragraph of the definition of “Collateral and Guarantee Requirement”), duly executed by each Loan Party thereto, together with:

(A)               certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank; and

(B)                Uniform Commercial Code financing statements for filing in the office of the Secretary of State of the State of each jurisdiction in which a U.S. Loan Party is “located” (within the meaning of the Uniform Commercial Code); and

(C)                (i) an opinion from Ropes & Gray LLP, counsel to the Loan Parties, substantially in the form of Exhibit H-1; (ii) an opinion from New Jersey and Florida counsel to the Loan Parties, substantially in the form of Exhibit H-2; (iii) an opinion from Colorado counsel to the Loan Parties, substantially in the form of Exhibit H-3; (iv) an opinion from Nevada counsel to the Loan Parties, substantially in the form of Exhibit H-4; (v) an opinion from Washington counsel to the Loan Parties, substantially in the form of Exhibit H-5; (vi) an opinion from Texas counsel to the Loan Parties, substantially in the form of Exhibit H-6; (vii) an opinion from Ohio counsel to the Loan Parties, substantially in the form of Exhibit H-7; and (viii) an opinion from special FCC counsel to the Loan Parties, substantially in the form of Exhibit H-8.

SECTION 6.14.           Designation of Subsidiaries.  The board of directors of the Parent Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) the Parent Borrower shall be in compliance with Section 7.14 calculated on a pro forma basis for such designation in accordance with Section 1.10 (and, as a condition precedent to the effectiveness of any such designation, the Parent Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the ABL Facilities, the New Senior Notes, any Alternative Incremental Facilities Indebtedness, any Permitted Credit Facilities Refinancing Indebtedness or any other Junior Financing or any other Indebtedness of any Loan Party.  The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein at the date of designation in an amount equal to the Fair Market Value of the Parent Borrower’s investment therein.  The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Loan Parties in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of the Loan Parties’ (as applicable) Investment in such Subsidiary.

SECTION 6.15.           Interest Rate Protection.  No later than 150 days after the Closing Date, the Parent Borrower shall incur, and for a minimum of 3 years after the Closing Date maintain, Hedging Obligations such that, after giving effect thereto, at least 40% of the aggregate principal amount of its consolidated funded long-term Indebtedness outstanding on the Closing Date (excluding Revolving Credit Loans) is effectively subject to a fixed or maximum interest rate.

SECTION 6.16.           License Subsidiaries.

(a)           Use commercially reasonable efforts to ensure that all material Broadcast Licenses obtained on or after the Closing Date are held at all times by one or more Retained Existing Notes Indenture Unrestricted License Subsidiaries; provided, however, such requirement will not apply if holding any Broadcast License in a Retained Existing Notes Indenture Unrestricted License Subsidiary (i) is reasonably likely to have material adverse tax, operational or strategic consequences to the Parent Borrower or any Restricted Subsidiaries (as determined in good faith by the Parent Borrower) or (ii) requires any approval of the FCC or any other Governmental Authority that has not been obtained (the Parent Borrower agreeing to use commercially reasonable efforts to obtain any such approval).

(b)           Ensure that each License Subsidiary engages only in the business of holding Broadcast Licenses and rights and activities related thereto.

(c)           Ensure that the FCC Authorizations held by each License Subsidiary are not (i) commingled with the property of any Borrower and any Subsidiary thereof other than another License Subsidiary or (ii) transferred by such License Subsidiary to the Parent Borrower or any Restricted Subsidiary (other than any other License Subsidiary), except in connection with a Disposition permitted under Section 7.05.

(d)           Ensure that no License Subsidiary has any Indebtedness or other material liabilities except (a) liabilities arising under the Loan Documents to which it is a party and (b) trade payables incurred in the ordinary course of business, tax liabilities incidental to ownership of such rights and other liabilities incurred in the ordinary course of business, including those in connection with agreements necessary or desirable to operate a Broadcast Station, including retransmission consent, affiliation, programming, syndication, time brokerage, joint sales, lease and similar agreements.

ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than Cash Management Obligations or Hedging Obligations) hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or, if satisfactory to the relevant L/C Issuer in its sole discretion, a backstop letter of credit is in place), from and after the Closing Date, the Parent Borrower shall not, nor shall the Parent Borrower permit any Restricted Subsidiary to, directly or indirectly:

SECTION 7.01.           Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”):

(a)           Liens created pursuant to any Loan Document;

(b)           Liens existing on the Specified Date, provided that any Lien securing Indebtedness in excess of (x) $5,000,000 individually or (y) $10,000,000 in the aggregate (when taken together with all other Liens outstanding in reliance on this clause (b) that are not set forth on Schedule 7.01(b)) shall only be permitted in reliance on this clause (b) to the extent that such Lien is listed on Schedule 7.01(b);

(c)           Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP;

(d)           statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens, so long as, in each case, such Liens arise in the ordinary course of business;

(e)           (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Parent Borrower or any Restricted Subsidiary;

(f)           deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g)           easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Restricted Subsidiaries and any title exceptions referred to in Schedule B to the applicable Mortgage Policies;

(h)           Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(g);

(i)            Liens securing Indebtedness permitted under Section 7.03(e); provided that (A) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and proceeds and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;

(j)             leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, or (ii) secure any Indebtedness;

(k)           Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l)            Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry;

(m)           Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) or Section 7.02(p) to be applied against the purchase price for such Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05;

(n)           Liens on assets of CCOH and its Restricted Subsidiaries securing Indebtedness permitted under Section 7.03(s);

(o)           Liens in favor of a U.S. Loan Party securing Indebtedness permitted under Section 7.03(d);

(p)           Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Execution Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e) or (h);

(q)           any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Parent Borrower or any of the Restricted Subsidiaries as tenant, subtenant, licensee or sublicensee in the ordinary course of business;

(r)           Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(s)           Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(t)           Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Parent Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(u)           Liens solely on any cash earnest money deposits made by the Parent Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v)           Liens securing Permitted Alternative Incremental Facilities Indebtedness or Permitted Credit Facilities Refinancing Indebtedness, in each case in the form of Permitted Senior Secured Notes (or any refinancing of any of the foregoing to the extent permitted by Section 7.03(g) or Section 7.03(i), as applicable) and any Guarantees in respect of any of the foregoing; provided that (i) such Liens do not extend to any assets or property other than all or a portion of the Collateral of the U.S. Loan Parties, (ii) so long as the Administrative Agent is a party to the Intercreditor Agreement (or any other intercreditor agreement referred to in Section 7.01(z) or otherwise), the secured parties under such Permitted Alternative Incremental Facilities Indebtedness or Permitted Credit Facilities Refinancing Indebtedness, as applicable, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the Intercreditor Agreement (or such other intercreditor agreement) and (iii) such Liens shall be granted pursuant to agreements substantially similar to the Collateral Documents (provided that such agreements may exclude from the grant of Liens thereunder assets that are not excluded from the grant of Liens under the Collateral Documents), and the secured parties thereunder, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the First Lien Intercreditor Agreement, to the extent such Liens rank pari passu to the Liens securing the Obligations, or the Second Lien Intercreditor Agreement, to the extent such Liens are junior in priority to the Liens securing the Obligations (and such intercreditor agreement shall have been executed and delivered by each other Person contemplated by the terms thereof to be a party thereto);

(w)           ground leases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its Subsidiaries are located;

(x)           Liens arising from precautionary Uniform Commercial Code financing statement or similar filings;

(y)           Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(z)           Liens on the Receivables Collateral securing Indebtedness and other obligations under the ABL Credit Agreement and ABL Facility Documentation (or any Permitted Refinancing in respect thereof); provided such Liens are subject to the Intercreditor Agreement (or, in the case of any Permitted Refinancing thereof, another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Intercreditor Agreement);

(aa)         Liens granted by any Securitization Entity on any Securitization Assets or accounts into which collections or proceeds of Securitization Assets are deposited, in each case arising in connection with a Qualified Securitization Financing;

(bb)         any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole;

(cc)         Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd)         the modification, replacement, renewal or extension of any Lien permitted by clause (b), (i) or (p) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03 and otherwise permitted to be secured under this Section 7.01, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03;

(ee)         other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed $100,000,000 determined as of the date of incurrence; and

(ff)           Liens on property of any Restricted Subsidiary that is not a Loan Party securing Indebtedness of such Restricted Subsidiary permitted pursuant to Section 7.03(b), 7.03(f), 7.03(h), 7.03(n), 7.03(o), 7.03(r), 7.03(s), 7.03(cc) or 7.03(dd).

Notwithstanding the foregoing, (x) until the Existing Notes Condition shall have been satisfied, the Parent Borrower shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, to secure any Existing Notes, (y) the Parent Borrower shall not, and shall not permit any Subsidiary (as defined in the Retained Existing Notes Indenture) to, create, incur, assume or suffer to exist any Lien upon any stock or indebtedness of any Retained Existing Notes Indenture Restricted Subsidiaries or any Principal Properties of the Parent Borrower or any Subsidiary (as defined in the Retained Existing Notes Indenture), whether now owned or hereafter acquired, securing Retained Existing Notes Indenture Debt (other than (i) Liens securing the Obligations, (ii) Liens permitted by Section 6.11(f), (iii) Liens permitted by this Section 7.01 to the extent constituting “Permitted Mortgages” (as defined in the Retained Existing Notes Indenture) referenced in clause (i) of the second paragraph of Section 1006 of the Retained Existing Notes Indenture, (iv) Mortgages (as defined in the Retained Existing Notes Indenture) upon stock or indebtedness of any corporation existing at the time such corporation becomes a Subsidiary, or existing upon stock or indebtedness of a Subsidiary at the time of acquisition of such stock or indebtedness, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any such Mortgage) and (v) Liens permitted by Section 7.01(v) and (z) the Parent Borrower shall not, and shall not permit any Subsidiary (as defined in the Retained Existing Notes Indenture) to, enter into a Sale-Leaseback Transaction (as defined in the Retained Existing Notes Indenture) that is not permitted by the first sentence of Section 1007 of the Retained Existing Notes Indenture.

SECTION 7.02.           Investments.  Make any Investments, except:

(a)           Investments by the Parent Borrower or any of its Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made;

(b)           loans or advances to officers, directors and employees of Holdings (or any direct or indirect parent thereof), the Parent Borrower or any Restricted Subsidiary (i) for reasonable and customary business-related travel, entertainment, relocation and other business purposes in the ordinary course of business or in accordance with previous practice, (ii) in connection with such Person’s purchase of Equity Interests of Holdings (or any direct or indirect parent thereof); provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Parent Borrower in cash and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding under this clause (iii) not to exceed $20,000,000;

(c)           Investments in the CCU Term Note, and any modification, replacement renewal, reinvestment or extension thereof in accordance with Section 7.12(c);

(d)           Investments (i) by the Parent Borrower or any Restricted Subsidiary that is a U.S. Loan Party in the Parent Borrower or any Restricted Subsidiary that is a U.S. Loan Party, (ii) by any Non-Loan Party in any other Non-Loan Party that is a Restricted Subsidiary, (iii) by any Non-Loan Party in the Parent Borrower or any Restricted Subsidiary that is a Loan Party, (iv) by any Foreign Loan Party in any other Foreign Loan Party, (v) by any Loan Party in any Restricted Subsidiary that is not a U.S. Loan Party; provided that the aggregate amount of Investments made pursuant to this clause (v) when aggregated with all Investments made pursuant to Section 7.02(j)(B) shall not exceed at any time outstanding the sum of  (x) the greater of $500,000,000 and 1.5% of Total Assets at the time of such Investment and (y) the Available Amount at such time, and (vi) by the Parent Borrower or any Restricted Subsidiary (A) in any Foreign Subsidiary, constituting an exchange of Equity Interests of such Foreign Subsidiary for Indebtedness or Equity Interests or a combination thereof of such Foreign Subsidiary or another Foreign Subsidiary so long as such exchange does not adversely affect the Collateral, (B) in any Foreign Subsidiary, constituting an exchange of Equity Interests of such Foreign Subsidiary for Indebtedness of such Foreign Subsidiary or (C) constituting Guarantees of Indebtedness or other monetary obligations of Foreign Subsidiaries owing to any Loan Party;

(e)           Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f)           Investments consisting of Liens, Indebtedness, transactions of the type subject to Section 7.04, Dispositions, Restricted Payments and prepayments, redemptions, purchases, defeasances or other satisfactions of Indebtedness permitted under Sections 7.01, 7.03 (other than Section 7.03(d)), 7.04, 7.05 (other than Sections 7.05(d) or (e)), 7.06 (other than Section 7.06(d)) and 7.12, respectively;

(g)           Investments existing on the Specified Date hereof (other than the CCU Term Note) or made pursuant to legally binding written contracts in existence on the Execution Date and set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing, to the extent permitted; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Specified Date except pursuant to the terms of such Investment as of the Specified Date or as otherwise permitted by another clause of this Section 7.02;

(h)           Investments in Swap Contracts permitted under Section 7.03;

(i)           promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(j)           the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a wholly-owned Subsidiary of the Parent Borrower (except to the extent permitted by subclause (B) below), including as a result of a merger, amalgamation or consolidation; provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):

(A)                to the extent required by the Collateral and Guarantee Requirement and the Collateral Documents, the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be Guarantors and shall have complied with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement);

(B)                the aggregate amount of Investments made in Persons that do not become U.S. Loan Parties pursuant to this clause (j), when aggregated with all Investments made pursuant to Section 7.02(d)(v), shall not exceed at any time outstanding the sum of (i) the greater of $500,000,000 and 1.5% of Total Assets at the time of such Permitted Acquisition and (ii) the Available Amount at such time;

(C)                the acquired property, assets, business or Person is in a business permitted under Section 7.07;

(D)                immediately before and immediately after giving effect to any such purchase or other acquisition, no Default shall have occurred and be continuing;

(E)                 the Parent Borrower shall be in compliance with Section 7.14 for the Test Period ended immediately preceding such purchase or other acquisition calculated on a pro forma basis for such purchase or other acquisition in accordance with Section 1.10 and a certificate from the Chief Financial Officer of the Parent Borrower demonstrating compliance with such Section calculated in reasonable detail shall be provided to the Administrative Agent; and

(F)                 the Parent Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, certifying that all of the requirements set forth in this clause (j) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(k)           the Transactions;

(l)            Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices;

(m)           Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(n)           loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 7.06(f), (g) or (l) so long as such amounts are counted as Restricted Payments for purposes of such clauses;

(o)           (i) Investments in a Securitization Entity in connection with a Qualified Securitization Financing; provided that any such Investment in a Securitization Entity is in the form of a contribution of additional Securitization Assets or as customary Investments in a Securitization Entity in connection with a Qualified Securitization Financing, and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing;

(p)           other Investments that do not exceed in the aggregate at any time outstanding the sum of (i) the greater of $900,000,000 and 3.0% of the Total Assets determined as of the date of such Investment and (ii) the Available Amount at such time; provided, however, that the foregoing amount may be increased, to the extent not otherwise included in the determination of the Available Amount, an amount equal to any repayments, interest, returns, profits, distributions, income and similar amounts actually received in cash in respect of any Investment pursuant to this clause (p) (which amount referred to in this sentence shall not exceed the amount of such Investment valued at the Fair Market Value of such Investment at the time such Investment was made); provided further, however, that if the Parent Borrower or any of its Restricted Subsidiaries make any Investments in Equity Interests of CCOH pursuant to this clause (p) that is a CCOH 90% Investment, upon CCOH and its wholly-owned Restricted Subsidiaries which are Material Domestic Subsidiaries and not Excluded Subsidiaries becoming U.S. Subsidiary Guarantors and otherwise complying with Section 6.11, such Investments shall be deemed to be have been made pursuant to Section 7.02(v)(ii) (and Investments made by CCOH and its Subsidiaries which are U.S. Subsidiary Guarantors shall be deemed to have been retroactively made by U.S. Loan Parties) and the amount previously utilized in connection with such Investment under this clause (p) shall be restored;

(q)           advances of payroll payments to employees in the ordinary course of business;

(r)            Investments to the extent that payment for such Investments is made solely with Equity Interests of Holdings (or by any direct or indirect parent thereof);

(s)           Investments held by a Restricted Subsidiary acquired after the Closing Date in a transaction otherwise permitted under this Section 7.02 or of a Person merged or amalgamated with or into the Parent Borrower or merged, amalgamated or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(t)            Guarantees by the Parent Borrower or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(u)           for the avoidance of doubt to avoid double counting, Investments made by any Restricted Subsidiary that is not a U.S. Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment made pursuant to clauses (d)(v), (j)(B) or (p) of this Section 7.02;

(v)           Investments (i) in CCOH and its Restricted Subsidiaries pursuant to the CCOH Cash Management Arrangements and (ii) in CCOH constituting the acquisition of outstanding Equity Interests of CCOH not owned by the Parent Borrower and the Restricted Subsidiaries (whether by tender offer, open market purchase, merger or otherwise) so long as after giving effect to such acquisition, CCOH and its wholly-owned Restricted Subsidiaries which are Material Domestic Subsidiaries and not Excluded Subsidiaries become U.S. Subsidiary Guarantors hereunder and otherwise comply with Section 6.11;

(w)           (i) cash Investments in any Foreign Subsidiary that is a Non-Loan Party by any U.S. Loan Party to the extent returned in the form of a cash dividend, distribution or other payment substantially concurrently with such cash Investment or (ii) non-cash Investments in any Foreign Subsidiary that is a Non-Loan Party by any U.S. Loan Party in the form of intercompany debt issued to such U.S. Loan Party in exchange for Equity Interests of another Foreign Subsidiary that is a Non-Loan Party that was held by such U.S. Loan Party, in each case, consummated on or before the second anniversary of the Closing Date in order to effect a corporate restructuring to improve the efficiency of repatriation of foreign cash flows; and

(x)           Investments in non-wholly-owned Restricted Subsidiaries, joint ventures (regardless of the legal form) and Unrestricted Subsidiaries not to exceed in the aggregate at any one time outstanding the greater of $300,000,000 and 1.0% of Total Assets at the time of such Investment.

Notwithstanding the foregoing, until the Existing Notes Condition shall have been satisfied, the Parent Borrower shall not directly acquire any material operating assets or Broadcast Licenses that are not promptly contributed to one or more Restricted Subsidiaries, other than (i) Equity Interests of Restricted Subsidiaries which are U.S. Subsidiary Guarantors or (ii) any wireless radio licenses used for intercompany communications and satellite earth station authorizations used for reception and transmission of programming or other communications; provided, however, such requirement will not apply if the acquisition of such operating assets or Broadcast Licenses by a Restricted Subsidiary (A) is reasonably likely to have material adverse tax, operational or strategic consequences to the Parent Borrower or any Restricted Subsidiaries (as determined in good faith by the Parent Borrower) or (B) requires any approval of the FCC or any other Governmental Authority that has not been obtained (the Parent Borrower agreeing to use commercially reasonable efforts to obtain any such approval).

SECTION 7.03.           Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, other than:

(a)           Indebtedness of the Parent Borrower and the Restricted Subsidiaries under the Loan Documents;

(b)           (i) Indebtedness existing on the Specified Date; provided that any Indebtedness (other than Indebtedness refinanced on the Closing Date in connection with the Transactions) that is in excess of (x) $5,000,000 individually or (y) $10,000,000 in the aggregate (when taken together with all other Indebtedness outstanding in reliance on this clause (b) that is not set forth on Schedule 7.03(b)) shall only be permitted under this clause (b) to the extent that such Indebtedness is set forth on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date and any Permitted Refinancing thereof; provided that all such Indebtedness (other than the Parent Borrower Obligor Cash Management Note) of any Loan Party owed to any Person that is not a U.S. Loan Party shall be unsecured and subordinated to the Obligations pursuant to an intercompany note reasonably satisfactory to the Administrative Agent;

(c)           Guarantees by the Parent Borrower or any of its Restricted Subsidiaries in respect of Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries otherwise permitted hereunder (except that a Restricted Subsidiary that is not a U.S. Loan Party may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of any Junior Financing, any Permitted Credit Facilities Refinancing Indebtedness or any Permitted Alternative Incremental Facilities Indebtedness shall be permitted unless such Restricted Subsidiary shall have also provided a Guaranty of the Obligations substantially on the terms set forth in the U.S. Guaranty and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guaranty shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; provided that, in any event, any Guaranty of any Permitted Additional Notes shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the New Senior Notes Indenture on the Closing Date;

(d)           Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries owing to the Parent Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party owed to any Person that is not a U.S. Loan Party (other than the Parent Borrower Obligor Cash Management Note) shall be unsecured and subordinated to the Obligations pursuant to an intercompany note reasonably satisfactory to the Administrative Agent;

(e)           (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions, and (iii) Indebtedness arising under Capitalized Leases other than those in effect on the Specified Date or entered into pursuant to subclauses (i) and (ii) of this clause (e) and, in the case of clauses (i), (ii) and (iii), any Permitted Refinancing thereof; provided that not more than $150,000,000 in aggregate principal amount of Indebtedness incurred pursuant to this paragraph (e) shall be outstanding at any time;

(f)           Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks and not for speculative purposes and Guarantees thereof;

(g)           (i) Indebtedness of the Parent Borrower in the form of one or more series of senior unsecured notes or senior subordinated notes (collectively, “Permitted Unsecured Notes”) and/or one or more series of senior secured notes that are secured by all or a portion of the Collateral provided by the U.S. Loan Parties on a pari passu or junior basis with the Loans and other Obligations (such senior secured notes, the “Permitted Senior Secured Notes”), so long as, within five Business Days after the receipt of such Net Cash Proceeds, the Parent Borrower makes a prepayment of Term Loans and/or Revolving Credit Loans (with, in the case of Revolving Credit Loans, a concomitant permanent reduction in the Revolving Credit Commitments) pursuant to Section 2.05(b)(vii), in an aggregate amount equal to 100% of the Net Cash Proceeds of such Indebtedness; provided that (a) immediately prior and after giving effect thereto, no Default or Event of Default shall have occurred and is continuing, (b) the stated final maturity of such Indebtedness is not earlier than 91 days after the Latest Maturity Date for the Class or Classes of Loans being repaid or Commitments being reduced with the proceeds thereof, and such stated final maturity is not subject to any conditions that could result in such stated final maturity occurring on a date that precedes such 91st day (it being understood that acceleration or mandatory repayment, prepayment, redemption or repurchase of such Indebtedness upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition shall not be deemed to constitute a change in the stated final maturity thereof), (c) such Indebtedness is not required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition) prior to the date that is 91 days after such Latest Maturity Date for the Class of Loans being repaid or Commitments being reduced with the proceeds thereof, provided that, notwithstanding the foregoing, in the case of Term Loans scheduled amortization payments (however denominated, including scheduled offers to repurchase) of such Indebtedness shall be permitted so long as the Weighted Average Life to Maturity of such Indebtedness shall be longer than the remaining Weighted Average Life to Maturity of the Class or Classes of Loans being repaid or Commitments being reduced with the proceeds thereof, (d) such Indebtedness shall not be an obligation (including pursuant to a Guarantee) of any Person other than the Parent Borrower and the U.S. Subsidiary Guarantors (or any other Subsidiary that becomes a guarantor of the Obligations on terms substantially similar to the Guarantee); provided that any Person who subsequently becomes a guarantor of such Indebtedness shall also become a guarantor of the Obligations on terms substantially similar to the Guarantee, (e) if such Indebtedness is secured, (i) such Indebtedness shall not be secured by any assets or property other than all or a portion of the Collateral of the U.S. Loan Parties (or any other Subsidiary that becomes a guarantor of the Obligations), (ii) so long as the Administrative Agent is a party to the Intercreditor Agreement (or any other intercreditor agreement referred to in Section 7.01(z) or otherwise), the secured parties under such Indebtedness, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the Intercreditor Agreement (or such other intercreditor agreement) and (iii) all security therefor shall be granted pursuant to agreements substantially similar to the Collateral Documents or as customary under applicable Law (provided that such agreements may exclude from the grant of Liens thereunder assets that are not excluded from the grant of Liens under the Collateral Documents), and the secured parties thereunder, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the First Lien Intercreditor Agreement, to the extent such Liens rank pari passu to the Liens securing the Obligations, or the Second Lien Intercreditor Agreement, to the extent such Liens are junior in priority to the Liens securing the Obligations (and such intercreditor agreement shall have been executed and delivered by each other Person contemplated by the terms thereof to be a party thereto) and (f) such Indebtedness shall not contain a maintenance financial covenant that is at any time during the term of this Agreement materially more restrictive to the Parent Borrower than the covenant set forth in Section 7.14  except to the extent the Parent Borrower shall also be required to comply during such time with such maintenance financial covenant hereunder (which requirement to so comply shall not require the consent of any Lender or Agent hereunder) (such permitted Indebtedness incurred pursuant to this Section 7.03(g) being referred to as “Permitted Credit Facilities Refinancing Indebtedness”) and (ii) any Permitted Refinancing thereof so long as the conditions set forth in clauses (a) through (f) above shall also have been satisfied;

(h)           Indebtedness assumed in connection with any Permitted Acquisition: provided that such Indebtedness is not incurred in contemplation of such acquisition, and any Permitted Refinancing of any of the foregoing and so long as the aggregate principal amount of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof at any time outstanding pursuant to this paragraph (h) does not exceed $250,000,000, determined at the time of incurrence;

(i)            (i) Indebtedness of the Parent Borrower in the form of Permitted Unsecured Notes and/or Permitted Senior Secured Notes; provided that (A) at the time such Indebtedness is incurred (and after giving effect thereto), no Default or Event of Default shall exist, (B) at the time any such Indebtedness is incurred (after giving effect thereto), the Parent Borrower shall be in pro forma compliance with the covenant set forth in Section 7.14 for the Test Period then last ended calculated on a pro forma basis for such Permitted Alternative Incremental Facilities Indebtedness in accordance with Section 1.10 (and a certificate from the Chief Financial Officer of the Parent Borrower demonstrating compliance with such Section calculated in reasonable detail shall be provided to the Administrative Agent), (C) the aggregate amount of Indebtedness incurred under this Section 7.03(i) shall not exceed (I) the sum of (x) the Initial Incremental Amount plus (y) the excess, if any, of (a) 0.65 times Consolidated EBITDA of the Parent Borrower for the Test Period then last ended prior to the date of determination and calculated on a pro forma basis in accordance with Section 1.10 over (b) the Initial Incremental Amount plus (z) the aggregate amount of principal of Term Loans prepaid pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) since the Closing Date that have not been refinanced with Indebtedness under this Agreement minus (II) the aggregate amount of Incremental Term Loans and the Revolving Commitment Increases, in each case incurred under Section 2.14, (D) the stated final maturity of such Indebtedness shall not be earlier than 91 days after the Maturity Date with respect to the Tranche B Term Loans (without giving effect to any prior Ex-

tensions thereof), and such stated final maturity shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes such 91st day after the Maturity Date with respect to the Tranche B Term Loans (without giving effect to any prior Extensions thereof) (it being understood that acceleration or mandatory repayment, prepayment, redemption or repurchase of such Indebtedness upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition shall not be deemed to constitute a change in the stated final maturity thereof), (E) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition) prior to the 91st day after the Maturity Date with respect to the Tranche B Term Loans (without giving effect to any prior Extensions thereof), provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated, including scheduled offers to repurchase) of such Indebtedness shall be permitted so long as the Weighted Average Life to Maturity of such Indebtedness shall be longer than the remaining Weighted Average Life to Maturity of the Tranche B Term Loans (without giving effect to any prior Extensions thereof), (F) such Indebtedness shall not be an obligation (including pursuant to a Guarantee) of any Person other than the Parent Borrower and the U.S. Subsidiary Guarantors (or any other Subsidiary that becomes a guarantor of the Obligations on terms substantially similar to the Guarantee); provided that any Person who subsequently becomes a guarantor of such Indebtedness shall also become a guarantor of the Obligations on terms substantially similar to the Guarantee, (G) the proceeds of such Indebtedness shall be used for any purpose not prohibited by this Agreement; provided that (i) to the extent such proceeds are being used to refinance Retained Existing Notes, such refinancing occurs no earlier than the final maturity date of such Retained Existing Notes, and (ii) any amount of such Indebtedness in excess of the Initial Incremental Amount may be used (x) only to refinance Retained Existing Notes on their final maturity date or (y) if, after the Restatement Date but no more than nine months prior to the date of incurrence of such Indebtedness, the Parent Borrower shall have repaid any Retained Existing Notes on their final maturity date (other than with proceeds of Incremental Term Loans, Revolving Commitment Increases or Permitted Alternative Incremental Facilities Indebtedness, in each case incurred other than under the Initial Incremental Amount), to the extent of the amount so repaid, for working capital and other general corporate purposes (except where such Retained Existing Notes were refinanced with the proceeds of Indebtedness incurred pursuant to Section 7.03(b), in which case the proceeds of such Indebtedness shall be used to permanently repay or prepay such Indebtedness), (H) if such Indebtedness is secured, (x) such Indebtedness shall not be secured by any assets or property other than all or a portion of the Collateral of the U.S. Loan Parties (or any other Subsidiary that becomes a guarantor of the Obligations), (y) so long as the Administrative Agent is a party to the Intercreditor Agreement (or any other intercreditor agreement referred to in Section 7.01(z) or otherwise), the secured parties under such Indebtedness, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the Intercreditor Agreement (or such other intercreditor agreement) and (z) all security therefor shall be granted pursuant to agreements substantially similar to the Collateral Documents or as customary under applicable Law (provided that such agreements may exclude from the grant of Liens thereunder assets that are not excluded from the grant of Liens under the Collateral Documents), and the secured parties thereunder, or a trustee, collateral agent, security agent or similar agent on their behalf, shall have become a party to the First Lien Intercreditor Agreement, to the extent such Liens rank pari passu to the Liens securing the Obligations, or the Second Lien Intercreditor Agreement, to the extent such Liens are junior in priority to the Liens securing the Obligations (and such intercreditor agreement shall have been executed and delivered by each other Person contemplated by the terms thereof to be a party thereto) and (I) such Indebtedness shall not contain a maintenance financial covenant that is at any time during the term of this Agreement materially more restrictive to the Parent Borrower than the covenant set forth in Section 7.14  except to the extent the Parent Borrower shall also be required to comply during such time with such maintenance financial covenant hereunder (which requirement to so comply shall not require the consent of any Lender or Agent hereunder) (such permitted Indebtedness incurred pursuant to this Section 7.03(i) being referred to as “Permitted Alternative Incremental Facilities Indebtedness”) and (ii) any Permitted Refinancing thereof so long as the conditions set forth in clauses (A), (D), (E), (F), (H) and (I) above shall also have been satisfied;

(j)           Indebtedness representing deferred compensation to employees of the Parent Borrower or any of its Subsidiaries incurred in the ordinary course of business;

(k)           Indebtedness to current or former officers, directors, managers, consultants and employees, their Controlled Investment Affiliates or Immediate Family Members to finance the purchase or redemption of Equity Interests of Holdings (or any direct or indirect parent thereof) permitted by Section 7.06;

(l)           Indebtedness arising from agreements of the Parent Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, however, that such Indebtedness is not reflected on the balance sheet (other than by application of FASB Interpretation No. 45 as a result of an amendment to an obligation in existence on the Closing Date) of the Parent Borrower or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (l));

(m)           [Reserved];

(n)           Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof;

(o)           Indebtedness in an aggregate principal amount at any time outstanding not to exceed $1,000,000,000;

(p)           Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(q)           Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(r)           obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Parent Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(s)           (i) Indebtedness of CCOH and its Restricted Subsidiaries, the proceeds of which are solely used to refinance the CCU Term Note; provided that the Parent Borrower subsequently applies all of the Net Cash Proceeds from such repayment of the CCU Term Note to prepayment of Loans in the order specified in Section 2.05(b)(v) with respect to mandatory prepayments under Section 2.05(b)(iii), (ii) Indebtedness (including Acquired Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date)) of CCOH and its Restricted Subsidiaries; provided that (A) immediately prior and after giving effect thereto, no Default or Event of Default shall have occurred and is continuing, (B) immediately after giving effect thereto, (1) the Senior Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 3.25 to 1.00 and (2) the Consolidated Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 6.50 to 1.00, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available; provided that CCOH and its Restricted Subsidiaries may incur Subordinated Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date) (including Acquired Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date) that is Subordinated Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date)) if, after giving effect thereto, the Consolidated Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 6.50 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Subordinated Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available, (C) within five (5) Business Days after the receipt of the Net Cash Proceeds of such Indebtedness, (1) CCOH shall have (x) declared and paid to the holders of its common stock a pro rata dividend in an aggregate amount equal to 100% of such Net Cash Proceeds or (y) made an intercompany subordinated loan (with customary subordination provisions reasonably acceptable to the Administrative Agent) to the Parent Borrower in an aggregate amount at least equal to the amount that would have been paid to the Parent Borrower if a dividend had been declared and paid in accordance with clause (x) above, and (2) the Parent Borrower shall have made a prepayment of Term Loans and/or Revolving Credit Loans (with, in the case of Revolving Credit Loans, a concomitant permanent reduction in the Revolving Credit Commitments) in accordance with Section 2.05(b)(vii), in an aggregate amount equal to 100% of the amount received by the Parent Borrower or any of its Subsidiaries as a result of such dividend or loan and (iii) any Permitted Refinancing of the foregoing; provided that no Loan Party is an obligor under any such Permitted Refinancing;

(ii) Indebtedness (including Acquired Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date)) of CCOH and its Restricted Subsidiaries; provided that (A) immediately prior and after giving effect thereto, no Default or Event of Default shall have occurred and is continuing, (B) immediately after giving effect thereto, (1) the Senior Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 3.25 to 1.00 and (2) the Consolidated Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 6.50 to 1.00, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available; provided that CCOH and its Restricted Subsidiaries may incur Subordinated Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date) (including Acquired Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date) that is Subordinated Indebtedness (as defined in the CCOH Indentures as in effect on the Restatement Date)) if, after giving effect thereto, the Consolidated Leverage Ratio (as defined in the CCOH Indentures as in effect on the Restatement Date) of CCOH is no greater than 6.50 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Subordinated Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available, (C) within five (5) Business Days after the receipt of the Net Cash Proceeds of such Indebtedness, (1) CCOH shall have (x) declared and paid to the holders of its common stock a pro rata dividend in an aggregate amount equal to 100% of such Net Cash Proceeds or (y) made an intercompany subordinated loan (with customary subordination provisions reasonably acceptable to the Administrative Agent) to the Parent Borrower in an aggregate amount at least equal to the amount that would have been paid to the Parent Borrower if a dividend had been declared and paid in accordance with clause (x) above, and (2) the Parent Borrower shall have made a prepayment of Term Loans and/or Revolving Credit Loans (with, in the case of Revolving Credit Loans, a concomitant permanent reduction in the Revolving Credit Commitments) in accordance with Section 2.05(b)(vii), in an aggregate amount equal to 100% of the amount received by the Parent Borrower or any of its Subsidiaries as a result of such dividend or loan and (iii) any Permitted Refinancing of the foregoing; provided that no Loan Party is an obligor under any such Permitted Refinancing;

(t)           Indebtedness under the ABL Facilities and any Permitted Refinancing thereof in an aggregate principal amount not to exceed at any time outstanding  the sum of (x) $1,000,000,000 minus the Tranche A Term Loan Backstop Amount, plus (y) on and after such time as CCOH and its wholly-owned Restricted Subsidiaries which are Material Domestic Subsidiaries but not Excluded Subsidiaries shall become U.S. Subsidiary Guarantors hereunder and otherwise comply with Section 6.11, additional Indebtedness thereunder not to exceed an aggregate principal amount of $500,000,000, plus (z) the aggregate amount of all principal payments of Tranche A Term Loans (except any mandatory prepayment of Tranche A Term Loans pursuant to Section 2.05(b)(ii)); provided that the aggregate amount of additional Indebtedness under this clause (z) shall not exceed the Tranche A Term Loan Backstop Amount;

(u)           (i) Indebtedness and Guarantees by U.S. Guarantors in respect of the New Senior Notes in an aggregate principal amount not to exceed $2,310,000,000 plus the PIK Interest Amount and (ii) any Permitted Refinancing thereof;

(v)	[Reserved];

(w)           all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (u) above and (x) through (dd) below;

(x)           Guarantees incurred in the ordinary course of business in respect of obligations not constituting Indebtedness to suppliers, customers, franchisees, lessors and licensees;

(y)           Indebtedness incurred in the ordinary course of business in respect of obligations of the Parent Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services;

(z)            (i) Indebtedness in respect of Permitted Additional Notes to the extent the Net Cash Proceeds therefrom are immediately after the receipt thereof, used to prepay the Term Loans in accordance with Section 2.05(b)(iii) and (ii) any Permitted Refinancing of the foregoing;

(aa)          Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(bb)         Indebtedness consisting of obligations of the Parent Borrower and its Restricted Subsidiaries under deferred compensation to employees or other similar arrangements incurred by such Person in connection with the Transactions, any Permitted Acquisition or any other Investment expressly permitted hereunder;

(cc)          Indebtedness incurred by a Securitization Entity in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings) to Holdings or any of its Subsidiaries or the Parent Borrower or any of its Subsidiaries (other than another Securitization Entity); and

(dd)         Indebtedness of any Non-Loan Party that is Restricted Subsidiary in an amount not to exceed $400,000,000 at any one time outstanding.

Notwithstanding the foregoing, no Restricted Subsidiary that is not a U.S. Loan Party will guarantee any Indebtedness for borrowed money of a U.S. Loan Party unless such Restricted Subsidiary becomes a U.S. Subsidiary Guarantor.  In addition, notwithstanding the foregoing, (i) Restricted Subsidiaries that are not U.S. Loan Parties may not incur Indebtedness pursuant to, without duplication, clauses (h) and (o) of this Section in an aggregate combined principal amount at any time outstanding in excess of $500,000,000 in each case determined at the time of incurrence and (ii) until the Existing Notes Condition shall have been satisfied, (A) the Parent Borrower shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Guarantee of the Existing Notes and (B) all Indebtedness (other than the Parent Borrower Obligor Cash Management Note) owed to the Parent Borrower by any Subsidiary Guarantor shall be unsecured and subordinated to the Obligations pursuant to an intercompany note reasonably satisfactory to the Administrative Agent.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing.

The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03.  The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Parent Borrower dated such date prepared in accordance with GAAP.

SECTION 7.04.     Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a)           Holdings or any Restricted Subsidiary may merge or consolidate with the Parent Borrower (including a merger, the purpose of which is to reorganize the Parent Borrower into a new jurisdiction); provided that (x) the Parent Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Parent Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Parent Borrower, Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Parent Borrower and, after giving effect to such merger or consolidation, the direct parent of the Parent Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and, for the avoidance of doubt, the Equity Interests of the Parent Borrower shall be pledged as Collateral;

(b)           (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary of the Parent Borrower that is not a Loan Party and (ii) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Parent Borrower determines in good faith that such action is in the best interests of the Parent Borrower and its Restricted Subsidiaries and if not materially disadvantageous to the Lenders;

(c)           any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a U.S. Loan Party or a Foreign Loan Party, then the transferee must be a U.S. Loan Party or Foreign Loan Party, as the case may be;

(d)           (i)  so long as no Default exists or would result therefrom and the Parent Borrower shall be in compliance with Section 7.14 for the Test Period then last ended calculated on a pro forma basis for such merger or consolidation in accordance with Section 1.10, the Parent Borrower may merge with any other Person; provided that (i) the Parent Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Parent Borrower (any such Person, the “Successor Parent Borrower”), (A) the Successor Parent Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Parent Borrower shall expressly assume all the obligations of the Parent Borrower under this Agreement and the other Loan Documents to which the Parent Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee of the Obligations shall apply to the Successor Parent Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to each Security Agreement confirmed that its obligations thereunder shall apply to the Successor Parent Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Parent Borrower’s obligations under this Agreement and (F) the Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Parent Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement;

(ii)             so long as no Default exists or would result therefrom and the Parent Borrower shall be in compliance with Section 7.14 for the Test Period then last ended calculated on a pro forma basis for such merger or consolidation in accordance with Section 1.10, (x) any Subsidiary Co-Borrower may merge with any other Subsidiary Co-Borrower and (y) any Subsidiary Co-Borrower may merge with any other Person (other than a Subsidiary Co-Borrower); provided that (i) such Subsidiary Co-Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not such Subsidiary Co-Borrower (any such Person, each a “Successor Subsidiary Co-Borrower”), (A) the Successor Subsidiary Co-Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Subsidiary Co-Borrower shall expressly assume all the obligations of the relevant Subsidiary Co-Borrower under this Agreement and the other Loan Documents to which such Subsidiary Co-Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee of the Obligations shall apply to such Successor Subsidiary Co-Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to each Security Agreement confirmed that its obligations thereunder shall apply to such Successor Subsidiary Co-Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to such Successor Subsidiary Co-Borrower’s obligations under this Agreement and (F) the relevant Subsidiary Co-Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, such Successor Subsidiary Co-Borrower will succeed to, and be substituted for, the relevant Subsidiary Co-Borrower under this Agreement;

(iii)           so long as no Default exists or would result therefrom and the Parent Borrower shall be in compliance with Section 7.14 for the Test Period then last ended calculated on a pro forma basis for such merger or consolidation in accordance with Section 1.10, (x) any Foreign Subsidiary Revolving Borrower may merge with any other Foreign Subsidiary Revolving Borrower and (y) any Foreign Subsidiary Revolving Borrower may merge with any other Person (other than a Foreign Subsidiary Revolving Borrower); provided that (i) such Foreign Subsidiary Revolving Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not such Foreign Subsidiary Revolving Borrower (any such Person, each a “Successor Foreign Subsidiary Revolving Borrower”), (A) the Successor Foreign Subsidiary Revolving Borrower shall be an entity organized or existing under the laws of the same jurisdiction of organization as such Foreign Subsidiary Revolving Borrower, (B) the Successor Foreign Subsidiary Revolving Borrower shall expressly assume all the obligations of the relevant Foreign Subsidiary Revolving Borrower under this Agreement and the other Loan Documents to which such Foreign Subsidiary Revolving Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee of the Obligations shall apply to such Successor Foreign Subsidiary Revolving Borrower’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to each Security Agreement confirmed that its obligations thereunder shall apply to such Successor Foreign Subsidiary Revolving Borrower’s obligations under this Agreement, (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to such Successor Foreign Subsidiary Revolving Borrower’s obligations under this Agreement and (F) the relevant Foreign Subsidiary Revolving Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, such Successor Foreign Subsidiary Revolving Borrower will succeed to, and be substituted for, the relevant Foreign Subsidiary Revolving Borrower under this Agreement;

(e)           so long as no Default exists or would result therefrom, any Restricted Subsidiary that is not a Borrower may merge or consolidate with any other Person (i) in order to effect an Investment permitted pursuant to Section 7.02 or (ii) for any other purpose; provided that (A) the continuing or surviving Person shall be the Parent Borrower or a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the applicable requirements of Section 6.11; and (B) in the case of subclause (ii) only, if (1) the merger or consolidation involves a Guarantor and such Guarantor is not the surviving Person, the surviving Restricted Subsidiary shall expressly assume all the obligations of such Guarantor under this Agreement and the other Loan Documents to which such Guarantor is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (2) the Parent Borrower shall be in compliance with Section 7.14 calculated on a pro forma basis for such merger or consolidation in accordance with Section 1.10;

(f)           the Merger may be consummated; and

(g)           so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

Notwithstanding the foregoing, (A) until the Existing Notes Condition shall have been satisfied, the Parent Borrower shall not permit any Restricted Subsidiary to transfer to the Parent Borrower any material operating assets or Broadcast Licenses, other than (i) Equity Interests of Restricted Subsidiaries which are U.S. Subsidiary Guarantors or (ii) any wireless radio licenses used for intercompany communications and satellite earth station authorizations used for reception and transmission of programming or other communications; provided that a Restricted Subsidiary may transfer any such assets to the Parent Borrower if (x) the failure to do so is reasonably likely to have material adverse tax, operational or strategic consequences to the Parent Borrower or any Restricted Subsidiaries (as determined in good faith by the Parent Borrower) or (y) required by the FCC or any other Governmental Authority (the Parent Borrower agreeing to use commercially reasonable efforts to obtain a waiver of such requirement) and (B) the Parent Borrower shall not, transfer or participate any interests under any CCU Term Note other than to a U.S. Loan Party.

SECTION 7.05.         Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

(a)           Dispositions of obsolete, worn out, used or surplus property, whether owned on the Execution Date or thereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Parent Borrower and the Restricted Subsidiaries;

(b)           Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned in the ordinary course of business);

(c)            Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such similar replacement property (which replacement property is actually promptly purchased); provided that to the extent the property being transferred constitutes Collateral, such replacement property shall be made subject to the Lien of the Collateral Documents;

(d)           Dispositions of property to the Parent Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a U.S. Loan Party or a Foreign Loan Party (i) the transferee thereof must be a U.S. Loan Party or a Foreign Loan Party, as the case may be, and to the extent such property is Collateral, it shall continue to constitute Collateral after such Disposition, or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e)            Dispositions permitted by Sections 7.02, 7.04, 7.06 and 7.12 and Liens permitted by Section 7.01;

(f)            Dispositions of property (i) owned on the Closing Date that does not constitute Collateral pursuant to sale-leaseback transactions; provided that all Net Cash Proceeds thereof shall be applied to prepay Term Loans in accordance with Section 2.05(b)(ii)(A) and may not be reinvested in the business of the Parent Borrower or a Restricted Subsidiary in accordance with Section 2.05(b)(ii)(B), and (ii) acquired after the Closing Date that does not constitute Collateral pursuant to sale-leaseback transactions;

(g)           Dispositions of Cash Equivalents;

(h)           leases, subleases, licenses or sublicenses (including the provision of software under an open source license) (other than FCC Authorizations) and LMAs, in each case in the ordinary course of business and which do not materially interfere with the business of the Parent Borrower and the Restricted Subsidiaries, taken as a whole;

(i)            transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;

(j)            Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition; (ii) the aggregate Fair Market Value of property Disposed of pursuant to this clause (j) shall not exceed $900,000,000 since the Closing Date and (iii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $50,000,000, the Parent Borrower or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (l) and (s) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (iii), (A) any liabilities (as shown on the Parent Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of $300,000,000 at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;

(k)           Dispositions of the Specified Assets; provided that the Net Cash Proceeds in respect thereof shall be applied to prepay Term Loans in accordance with Section 2.05(b)(ii)(A) and may not be reinvested in the business of the Parent Borrower or a Restricted Subsidiary in accordance with Section 2.05(b)(ii)(B);

(l)           Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(m)           Dispositions of accounts receivable in connection with the collection or compromise thereof;

(n)           any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(o)           Dispositions of all or any part of the assets listed on Schedule 7.05(o);

(p)           Dispositions of all or any part of the assets listed on Schedule 7.05(p); provided, however, that (i) the first $2,500,000,000 of Net Cash Proceeds (for the avoidance of doubt, after giving effect to clause (D) of the definition of “Net Cash Proceeds”, if applicable) of Dispositions pursuant to this Section 7.05(p) shall be applied to prepay the Term Loans in accordance with Section 2.05(b)(ii)(A) and may not be reinvested in the business of the Parent Borrower or a Restricted Subsidiary in accordance with Section 2.05(b)(ii)(B) and (ii) any Net Cash Proceeds in excess of $2,500,000,000 shall be applied to prepay Term Loans in accordance with Section 2.05(b)(ii)(A) or reinvested in the business of the Parent Borrower or a Restricted Subsidiary in accordance with Section 2.05(b)(ii)(B);

(q)           Dispositions of Securitization Assets to a Securitization Entity in connection with a Qualified Securitization Financing;

(r)            the unwinding of any Swap Contract;

(s)           (i) Permitted Asset Swaps allowable under Section 1031 of the Code and (ii) other Permitted Asset Swaps with a Fair Market Value not to exceed $50,000,000 in any calendar year; provided that, in the case of clause (i) or (ii), the portion of the consideration received in exchange for the disposed asset in the form of Cash Equivalents shall constitute proceeds of a Disposition subject to Section 2.05; and

(t)           Dispositions of the Divestiture Assets and any other asset required to be Disposed of by the FCC or other Governmental Authorities under applicable Laws;

provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(d), 7.05(e), 7.05(i), 7.05(l) and 7.05(m)) shall be for no less than the Fair Market Value of such property at the time of such Disposition.  To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Parent Borrower that such Disposition is permitted by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

Notwithstanding the foregoing, (A) until the Existing Notes Condition shall have been satisfied, the Parent Borrower shall not permit any Restricted Subsidiary to transfer to the Parent Borrower any material operating assets or Broadcast Licenses, other than (i) Equity Interests of Restricted Subsidiaries which are U.S. Subsidiary Guarantors or (ii) any wireless radio licenses used for intercompany communications and satellite earth station authorizations used for reception and transmission of programming or other communications; provided that a Restricted Subsidiary may transfer any such assets to the Parent Borrower if (x) the failure to do so is reasonably likely to have material adverse tax, operational or strategic consequences to the Parent Borrower or any Restricted Subsidiaries (as determined in good faith by the Parent Borrower) or (y) required by the FCC or any other Governmental Authority (the Parent Borrower agreeing to use commercially reasonable efforts to obtain a waiver of such requirement) and (B) the Parent Borrower shall not, transfer or participate any interests under any CCU Term Note other than to a U.S. Loan Party.

SECTION 7.06.        Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, except:

(a)           each Restricted Subsidiary may make Restricted Payments to the Parent Borrower and to its other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Restricted Subsidiary, to the Parent Borrower and any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b)           (i) the Parent Borrower may redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Parent Borrower and each of its Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c)           Restricted Payments made on the Closing Date to consummate the Transactions (including any amounts to be paid under, or contemplated by, the Merger Agreement) and the fees and expenses related thereto owed to Affiliates, including any payment to holders of Equity Interests of the Parent Borrower (immediately prior to giving effect to the Transactions) in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto;

(d)           to the extent constituting Restricted Payments, the Parent Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than Section 7.02(n)), 7.04 (other than a merger or consolidation of Holdings and the Parent Borrower) or 7.08 (other than Section 7.08(a) or (j));

(e)           repurchases of Equity Interests in Parent, the Parent Borrower or any of the Restricted Subsidiaries deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f)            the Parent Borrower may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Parent Borrower (or of any such direct or indirect parent of the Parent Borrower) by any future, present or former employee, director, officer, manager or consultant (or any Controlled Investment Affiliate or Immediate Family Member thereof) of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any future, present or former employee, director, officer, manager or consultant of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) or any of its Subsidiaries (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Parent Borrower (or of any direct or indirect parent of the Parent Borrower) in connection with any such repurchase, retirement or other acquisition or retirement); provided that payments made pursuant to this paragraph (f) may not exceed in any calendar year $50,000,000 with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $75,000,000 in any calendar year; provided that any cancellation of Indebtedness owing to the Parent Borrower in connection with and as consideration for a repurchase of Equity Interests of the Parent Borrower (or any of its direct or indirect parents) shall not be deemed to constitute a Restricted Payment for purposes of this clause (f); provided that such amount in any calendar year may be increased by an amount not to exceed the sum of (1) the amount of Net Cash Proceeds of Permitted Equity Issuances to employees, directors, officers, managers or consultants (or any Controlled Investment Affiliate or Immediate Family Member thereof) of the Parent Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries that occurs after the Closing Date plus (2) the net cash proceeds of key man life insurance policies received by the Parent Borrower or any of its Restricted Subsidiaries after the Closing Date;

(g)           the Parent Borrower may make Restricted Payments to Holdings or to any direct or indirect parent of Holdings:

(i)            the proceeds of which will be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) the tax liability (including additions to tax, penalties and interests with respect thereto) to each foreign, federal, state or local jurisdiction in respect of which a consolidated, combined, unitary or affiliated return is filed by Holdings (or such direct or indirect parent) that includes the Parent Borrower and/or any of its Subsidiaries, to the extent such tax liability (including additions to tax, penalties and interest with respect thereto) does not exceed the lesser of (A) the taxes that would have been payable by the Parent Borrower and/or its Restricted Subsidiaries as a stand-alone group and (B) the actual tax liability (including additions to tax, penalties and interest with respect thereto) of Holdings’ consolidated, combined, unitary or affiliated group (or, if Holdings is not the parent of the actual group, the taxes that would have been paid by Holdings, the Parent Borrower and/or the Parent Borrower’s Restricted Subsidiaries as a stand-alone group), reduced by any such payments paid or to be paid directly by the Parent Borrower or its Restricted Subsidiaries;

(ii)            the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) its operating costs and expenses incurred in the ordinary course of business and other overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, to the extent attributable to the ownership or operations of the Parent Borrower and its Restricted Subsidiaries;

(iii)           the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) legal existence;

(iv)           to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Parent Borrower shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Parent Borrower or a Restricted Subsidiary (or U.S. Loan Party if the Investment would have been required to be made in a U.S. Loan Party under Section 7.02) or (2) the merger or amalgamation (to the extent not prohibited by Section 7.04) of the Person formed or acquired into the Parent Borrower or a Restricted Subsidiary (or U.S. Loan Party if the Investment would have been required to be made in a U.S. Loan Party under Section 7.02) in order to consummate such Permitted Acquisition, in each case, in accordance with the applicable requirements of Section 6.11;

(v)           the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) costs, fees and expenses (other than to Affiliates) related to any equity or debt offering not prohibited by this Agreement (whether or not successful) and directly attributable to the operation of the Parent Borrower and its Restricted Subsidiaries; and

(vi)          the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Parent Borrower and the Restricted Subsidiaries, only to the extent such amounts are deducted, for the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, in calculating Consolidated EBITDA for any period;

(h)           the Parent Borrower or any of its Restricted Subsidiaries may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion;

(i)            the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default occurred and was continuing;

(j)            the declaration and payment of dividends on the Parent Borrower’s common stock following the first public offering of the Parent Borrower’s common stock or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Parent Borrower in or from any such public offering, other than public offerings with respect to the Parent Borrower’s common stock registered on Form S-4 or Form S-8;

(k)           purchases of Equity Interests of CCOH permitted by Section 7.02(p) or 7.02(v)(ii); and

(l)           in addition to the foregoing Restricted Payments and so long as no Default shall have occurred and be continuing or would result therefrom, the Parent Borrower may make additional Restricted Payments in an aggregate amount, together with the aggregate amount of repayments, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Sections 7.12(a)(vii), not to exceed the sum of (i) the greater of $400,000,000 and (ii) the Available Amount at such time.

Notwithstanding anything to the contrary contained in Article VII (including Sections 7.02 and 7.12 and this Section 7.06), the Parent Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly pay any cash dividend or make any cash distribution on or in respect of the Parent Borrower’s Equity Interests or purchase or otherwise acquire for cash any Equity Interests of the Parent Borrower or any direct or indirect parent of the Parent Borrower, for the purpose of directly or indirectly paying any cash dividend or making any cash distribution to, or acquiring any Equity Interests of the Parent Borrower or any direct or indirect parent of the Parent Borrower for cash from, the Sponsors, or guarantee any Indebtedness of any Affiliate of the Parent Borrower for the purpose of paying such dividend, making such distribution or so acquiring such Equity Interests to or from the Sponsors, in each case by means of utilization of the cumulative dividend and investment credit provided by the use of the Available Amount or the exceptions provided by Sections 7.02(n) and (p), Sections 7.06(i) and (l) and Section 7.12(a)(vii), unless (x) at the time and after giving effect to such payment, the Total Leverage Ratio for the Test Period than last ended is less than 6.0 to 1.0 and (y) such payment is otherwise in compliance with this Agreement.

SECTION 7.07.         Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Parent Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto or constituting a reasonable extension thereof.

SECTION 7.08.         Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Parent Borrower, whether or not in the ordinary course of business, other than:

(a)           transactions between or among the Parent Borrower or any of its Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction,

(b)           transactions on terms substantially as favorable to the Parent Borrower or such Restricted Subsidiary as would reasonably be obtainable by the Parent Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate,

(c)           the Transactions and the payment of fees and expenses related to the Transactions,

(d)           the issuance of Equity Interests to any officer, director, employee or consultant of the Parent Borrower or any of its Subsidiaries or any direct or indirect parent of the Parent Borrower in connection with the Transactions,

(e)           if, at the time of such payment and after giving effect to such payment, no Default or Event of Default shall exist, the payment of management, consulting, monitoring, advisory, retainer and other fees, indemnities and expenses to the Sponsors pursuant to the Sponsor Management Agreement (other than any Sponsor Termination Fees), plus any unpaid management, consulting, monitoring, advisory and other fees, indemnities and expenses accrued in any prior year,

(f)            Investments permitted under Section 7.02,

(g)           employment and severance arrangements between the Parent Borrower or any of its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements,

(h)           the payment of reasonable and customary fees and compensation consistent with past practice or industry practices and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Parent Borrower and the Restricted Subsidiaries or any direct or indirect parent of the Parent Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Parent Borrower and the Restricted Subsidiaries,

(i)            any agreement, instrument or arrangement as in effect as of the Specified Date (other than the Sponsor Management Agreement) and set forth on Schedule 7.08, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Specified Date as reasonably determined in good faith by the board of directors of the Parent Borrower),

(j)            Restricted Payments permitted under Section 7.06 and prepayments, redemptions, purchases, defeasances and satisfactions of Indebtedness permitted under Section 7.12,

(k)           [Reserved],

(l)            transactions in which the Parent Borrower or any of the Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Parent Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08,

(m)           transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Parent Borrower and the Restricted Subsidiaries, in the reasonable determination of the board of directors or the senior management of the Parent Borrower, or are on terms at least as favorable as would reasonably have been obtained at such time from an unaffiliated party,

(n)           the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Parent to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any Controlled Investment Affiliate or Immediate Family Member thereof) of the Parent Borrower, any of its Subsidiaries or any direct or indirect parent thereof,

(o)           payments to or from, and transactions with, any joint venture in the ordinary course of business, and

(p)           investments by the Sponsors in loans or debt securities (other than any debt securities issued in connection with the Transactions) of the Parent Borrower or any of its Restricted Subsidiaries so long as (A) the investment is being offered generally to other investors on the same or more favorable terms and (B) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of loans or securities (it being understood and agreed that any purchase by the Sponsors of any loans or debt securities of the Parent Borrower or any of its Restricted Subsidiaries in secondary market transactions are not restricted by this Section 7.08).

SECTION 7.09.         Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to any Loan Party (other than Holdings) or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that:

(i)            (A) exist on the Specified Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (B) to the extent Contractual Obligations permitted by clause (A) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation,

(ii)           are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14,

(iii)           contracts for the sale of assets that impose restrictions on the assets to be sold,

(iv)           (a) with respect to clause (b) only, arise in connection with any Lien permitted by Section 7.01(a), (l), (s), (t)(i) or (t)(ii) and relate to the property subject to such Lien or (b) arise in connection with any Disposition permitted by Section 7.05,

(v)           are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business,

(vi)          are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing or Retained Existing Notes) and the proceeds and products thereof,

(vii)          are customary provisions contained in any leases, subleases, licenses, sublicenses, LMAs or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, in each case, entered into in the ordinary course of business,

(viii)         comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), 7.03(h) or 7.03(o)(as limited by the second paragraph of Section 7.03) (with respect to non-Loan Parties) to the extent that such restrictions apply only to the property or assets securing such Indebtedness,

(ix)           are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary,

(x)            are customary provisions restricting assignment of any agreement entered into in the ordinary course of business,

(xi)           are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business,

(xii)          are customary restrictions contained in the ABL Credit Agreement, the ABL Facility Documentation, the New Senior Notes and any Permitted Refinancing of any of the foregoing,

(xiii)         arise in connection with cash or other deposits permitted under Section 7.01,

(xiv)         are restrictions in any one or more agreements governing Indebtedness of a Restricted Subsidiary that is not a Loan Party that is permitted to be incurred by Section 7.03, and

(xv)          are customary restrictions contained in the definitive documentation governing any Permitted Alternative Incremental Facilities Indebtedness, Permitted Credit Facilities Refinancing Indebtedness, and any Permitted Refinancing of any of the foregoing; provided that such restrictions, taken as a whole, shall not be more restrictive to the Parent Borrower and its Restricted Subsidiaries than the restrictions set forth in this Agreement.

SECTION 7.10.         Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement.

SECTION 7.11.        Accounting Changes.  Make any change in fiscal year except to, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Parent Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 7.12.         Prepayments, Etc. of Indebtedness.

(a)            Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any New Senior Notes, any Retained Existing Notes, any Permitted Additional Notes or any other Indebtedness (or guarantees in respect thereof) that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Parent Borrower and its Restricted Subsidiaries) (collectively, “Junior Financing”) except:

(i)            the refinancing thereof with the Net Cash Proceeds of any Permitted Refinancing, to the extent not required to prepay any Term Loans pursuant to Section 2.05(b);

(ii)            the refinancing thereof with the Net Cash Proceeds of any Specified Equity Contribution made substantially contemporaneously with such prepayment, redemption, purchase, defeasance or other satisfaction;

(iii)           prepayments and redemptions of Repurchased Existing Notes;

(iv)          on or after September 30, 2015, so long as no Default has occurred and is continuing, the Parent Borrower or a Restricted Subsidiary may redeem a portion of the New Senior Toggle Notes in an aggregate principal amount equal to the product of (x) $30,000,000 and (y) a fraction (which, for the avoidance of doubt, cannot exceed one), the numerator of which is the aggregate principal amount of such Indebtedness outstanding on such date for United States federal income tax purposes and the denominator of which is $1,500,000,000;

(v)            beginning on the fifth anniversary of the date of issuance of the New Senior Notes, so long as no Default has occurred and is continuing, the Parent Borrower or a Restricted Subsidiary may make “AHYDO catch-up” payments on such Indebtedness;

(vi)           the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Parent or any of its direct or indirect parents;

(vii)          so long as no Default is continuing or would result therefrom, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount, together with the aggregate amount of Restricted Payments made pursuant to Section 7.06(l), not to exceed the sum of (1) the greater of $550,000,000 or 1.75% of Total Assets at such time and (2) the Available Amount at such time;

(viii)         the Parent Borrower may redeem, defease or discharge any AMFM Notes or Designated 2010 Retained Existing Notes not purchased pursuant to the tender offers made in connection with the Debt Repayment; and

(ix)           the Parent Borrower may prepay, redeem, purchase (including pursuant to an offer to purchase) the New Senior Notes with the proceeds of any asset disposition to the extent such proceeds are (i) not required to be used to prepay the Term Loans in accordance with Section 2.05(b)(ii)(A) and are not used to voluntarily prepay the Term Loans in accordance with Section 2.05(a) and (ii) required to be so applied under the New Senior Notes Indenture.

(b)           Make any payment in violation of any subordination terms of any Junior Financing Documentation.

(c)           Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation, Existing Notes Indenture, the CCO Cash Management Arrangements, the CCU Notes or the CCO Intercompany Agreements, in each case without the consent of the Administrative Agent and the Required Lenders (not to be unreasonably withheld); it being understood and agreed that any extension of the CCO Cash Management Arrangements, the CCU Notes or the CCO Intercompany Agreements, or any change in the interest rate on the CCU Notes approved by the Board of Directors of the Parent Borrower, will be deemed not to be materially adverse to the interests of the Lenders.

SECTION 7.13.         Equity Interests of Certain Restricted Subsidiaries and Unrestricted Subsidiaries.

(a)           Permit any Subsidiary that is a wholly-owned Restricted Subsidiary to become a non-wholly-owned Subsidiary, unless (i) such Restricted Subsidiary continues to be a Guarantor, (ii) in connection with a Disposition of all or substantially all of the assets or all or a portion of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05, (iii) as a result of the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14 or (iv) the remaining Investment in such non-wholly-owned Subsidiary held by the Parent Borrower or any Restricted Subsidiary is a permitted Investment under Section 7.02 (valued at the Fair Market Value of such Investment at the time such Investment is deemed made).

(b)           Until the Existing Notes Condition shall have been satisfied, permit the Equity Interests of any Unrestricted Subsidiary to be owned by any Person other than (i) one or more Restricted Subsidiaries; provided that if such Unrestricted Subsidiary is a Material Domestic Subsidiary, then such Equity Interests shall only be owned by a U.S. Subsidiary Guarantor, or (ii) other Unrestricted Subsidiaries whose Equity Interest are owned by Persons permitted under this Section 7.13(b).

SECTION 7.14.         Financial Covenant.  Permit the Secured Leverage Ratio as of the last day of any Test Period (beginning with the Test Period ending on the last day of the second full fiscal quarter ending after the Closing Date) to be greater than the ratio set forth below opposite the last day of such Test Period:

Fiscal Year	Q1	Q2	Q3	Q4
2009	9.50:1	9.50:1	9.50:1	9.50:1
2010	9.50:1	9.50:1	9.50:1	9.50:1
2011	9.50:1	9.50:1	9.50:1	9.50:1
2012	9.50:1	9.50:1	9.50:1	9.50:1
2013	9.50:1	9.25:1	9.25:1	9.00:1
2014	9.00:1	9.00:1	9.00:1	8.75:1
2015	8.75:1	8.75:1	—	—

Any provision of this Agreement that contains a requirement for the Parent Borrower to be in compliance with the covenant contained in this Section 7.14 prior to the time that this covenant is otherwise applicable shall be deemed to require that the Secured Leverage Ratio for the applicable Test Period not be greater than 9.50 to 1.

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01.          Events of Default.  Each of the events referred to in clauses (a) through (l) of this Section 8.01 shall constitute an “Event of Default”:

(a)           Non-Payment.  Any Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b)           Specific Covenants.  Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a), 6.05(a) (solely with respect to any Borrower), 6.13(b) or Article VII; or

(c)           Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Parent Borrower of written notice thereof from the Administrative Agent; or

(d)           Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or

(e)           Cross-Default.  Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness (other than any such Indebtedness in respect of the ABL Facilities), or any other event occurs (other than with respect to any such Indebtedness in respect of the ABL Facilities and other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02 or (C) fails to observe or perform any other agreement or condition relating to any Indebtedness in respect of the ABL Facilities, or any other event occurs with respect to the ABL Facilities, and either (i) the holder or holders of such Indebtedness (or the ABL Administrative Agent on behalf of such holder or holders) cause such Indebtedness to become due (automatically or otherwise) prior to its stated maturity or (ii) such failure has not been cured or waived within 60 days; or

(f)           Insolvency Proceedings, Etc.  Holdings, any Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)           Judgments.  There is entered against any Loan Party or any Material Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(h)           ERISA.  (i)  An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Holdings, any Borrower or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (ii) Holdings, any Borrower or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (iii) with respect to a funded Foreign Plan a termination, withdrawal or noncompliance with applicable law or plan terms that would reasonably be expected to result in a Material Adverse Effect; or

(i)           Invalidity of Loan Documents.  Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j)           Collateral Documents.  (i) Any Collateral Document after delivery thereof pursuant to the Existing Credit Agreement or Section 6.11 or 6.13 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage or (ii) any of the Equity Interests of any Borrower ceasing to be pledged pursuant to the Security Agreements free of Liens other than Liens created by the Security Agreements or any nonconsensual Liens permitted by Section 7.01 or any Liens permitted under Section 7.01(v); or

(k)           Junior Financing Documentation.  (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” or “Guaranteed Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount or (ii) the subordination provisions set forth in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Junior Financing, if applicable; or

(l)            Change of Control.  There occurs any Change of Control.

SECTION 8.02.         Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions:

(a)           declare Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

(b)           declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;

(c)            require that the Parent Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)           exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Debtor Relief Laws, the Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Parent Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03.         Application of Funds.  Subject to the Intercreditor Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, Hedging Obligations and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; provided that any proceeds from the exercise of remedies against collateral that constitutes Specified Assets shall be allocated to repay Obligations constituting unpaid principal of the Tranche C Term Loans prior to repayment of any other Obligations constituting unpaid principal of the Loans and L/C Borrowings, Hedging Obligations and Cash Management Obligations;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Parent Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Parent Borrower.

SECTION 8.04.        Right to Cure.  Notwithstanding anything to the contrary contained in this Article VIII, in the event that the Parent Borrower fails to comply with the requirements of Section 7.14 as of the end of any relevant Test Period, until the date that is 10 days after the date the financial statements with respect to such Test Period are required to be delivered pursuant to Section 6.01, Parent shall have the right to make an equity investment in the Parent Borrower (other than in the form of Disqualified Equity Interests) in cash or otherwise make cash common equity contributions to the Parent Borrower (in each case, with the proceeds of any equity investment made in Parent by the Sponsors) (the “Cure Right”), and upon receipt by the Parent Borrower of such cash contributions (the “Cure Amount”), the Parent Borrower’s compliance with Section 7.14 shall be recalculated giving effect to the following pro forma adjustments:  (i) EBITDA shall be increased, solely for the purposes of determining compliance with Section 7.14, including determining compliance with Section 7.14 as of the end of such Test Period and applicable subsequent periods that include such fiscal quarter for which the Cure Right is exercised by an amount equal to the Cure Amount and (ii) if, after giving effect to the foregoing calculations (but not, for the avoidance of doubt, giving pro forma effect to any repayment of Indebtedness in connection therewith), the requirements of Section 7.14 shall be satisfied, then the requirements of Section 7.14 shall be deemed satisfied as of the end of the relevant Test Period with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 7.14 that had occurred shall be deemed cured for the purposes of this Agreement.  Notwithstanding anything herein to the contrary, (x) in each four fiscal quarter period there shall be a period of at least one fiscal quarter in which the Cure Right is not exercised, (y) the Cure Amount shall be no greater than the amount required for purposes of complying with Section 7.14 and (z) the Cure Amount shall be disregarded for purposes of determining compliance with any other provision of this Agreement (including, without limitation, any other provision that requires compliance with Section 7.14 on a pro forma basis).

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01.        Appointment and Authorization of the Administrative Agent.

(a)           Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.  The provisions of this Article (other than Sections 9.10 and 9.12) are solely for the benefit of the Administrative Agent and the Lenders, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

(b)           Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions and (ii) as additionally provided herein with respect to such L/C Issuer.

(c)           The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender and its Affiliates for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.  Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including the Intercreditor Agreement, the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.

SECTION 9.02.         Delegation of Duties.  The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, sub-agents, employees or attorneys-in-fact (including for the purpose of any Borrowing or payment in Alternative Currencies) as shall be deemed necessary by the Administrative Agent (other than to a Disqualified Institution) and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties.  Each such sub agent and the Affiliates of the Administrative Agent and each such sub agent shall be entitled to the benefits of all provisions of this Article IX and Sections 10.04 and 10.05 (as though such sub-agents were the “Administrative Agent” under the Loan Documents) as if set forth in full herein with respect thereto.  The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

SECTION 9.03.         Liability of Agents.  No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the execution, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents, (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.  No Agent-Related Person shall have any duties or obligations to any Lender or participant except those expressly set forth herein and in the other Loan Documents, and without limiting the generality of the foregoing, the Agent-Related Persons:

(a)           shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)           shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Person is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that such Person shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law; and

(c)           shall not be required to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent or any of its Affiliates.

No Agent-Related Person be liable (i) to any participant or Secured Party or their Affiliates for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or such Person shall believe in good faith shall be necessary under the circumstances) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

SECTION 9.04.         Reliance by the Administrative Agent.

(a)           The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent.  The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law.

(b)           For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION 9.05.        Notice of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.”  The Administrative Agent will notify the Lenders of its receipt of any such notice.  The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.06.        Credit Decision; Disclosure of Information by Agents.  Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession.  Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into the Existing Credit Agreement and/or this Agreement, as applicable, and to extend credit to the Borrowers and the other Loan Parties thereunder and hereunder.  Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07.         Indemnification of Agents.  Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07; provided further that any obligation to indemnify an L/C Issuer pursuant to this Section 9.07 shall be limited to the Lenders of the appropriate Facility only.  In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.  Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Existing Credit Agreement, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto.  The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 9.08.         Withholding Tax.  To the extent required by any applicable law, the Agents may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax.  If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that an Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective), such Lender shall indemnify and hold harmless the Agent (to the extent that the Agent has not already been reimbursed by the Borrowers and without limiting or expanding the obligation of the Borrowers to do so) for all amounts paid, directly or indirectly, by the Agent as taxes or otherwise, including any interest, additions to tax or penalties thereto, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such taxes were correctly or legally imposed or asserted by the relevant Government Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

SECTION 9.09.         Agents in Their Individual Capacities.

(a)           Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity.  Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though such Agent were not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders.  The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them.  With respect to its Loans, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include each Agent in its individual capacity.

(b)           Each Lender understands that the Person serving as Administrative Agent, acting in its individual capacity, and its Affiliates (collectively, the “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 9.09 as “Activities”) and may engage in the Activities with or on behalf of one or more of the Loan Parties or their respective Affiliates.  Furthermore, the Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Loan Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in the Parent Borrower, another Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their Affiliates.  Each Lender understands and agrees that in engaging in the Activities, the Agent’s Group may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) which information may not be available to any of the Lenders that are not members of the Agent’s Group.  None of the Administrative Agent nor any member of the Agent’s Group shall have any duty to disclose to any Lender or use on behalf of the Lenders, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Administrative Agent shall deliver or otherwise make available to each Lender such documents as are expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders.

(c)           Each Lender further understands that there may be situations where members of the Agent’s Group or their respective customers (including the Loan Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lenders (including the interests of the Lenders hereunder and under the other Loan Documents).  Each Lender agrees that no member of the Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as Administrative Agent being a member of the Agent’s Group, and that each member of the Agent’s Group may undertake any Activities without further consultation with or notification to any Lender.  None of (i) this Agreement nor any other Loan Document, (ii) the receipt by the Agent’s Group of information (including Information) concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by the Administrative Agent or any member of the Agent’s Group to any Lender including any such duty that would prevent or restrict the Agent’s Group from acting on behalf of customers (including the Loan Parties or their Affiliates) or for its own account.

SECTION 9.10.         Successor Administrative Agent.  The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ prior notice to the Lenders and the Parent Borrower.  If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Parent Borrower at all times other than during the existence of an Event of Default under Section 8.01(f) (which consent of the Parent Borrower shall not be unreasonably withheld or delayed).  If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Parent Borrower, a successor agent from among the Lenders.  Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated.  After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.  If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.  Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.10).  After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Any resignation by the Administrative Agent as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by the Administrative Agent, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer effectively to assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

SECTION 9.11.        Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)           to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.12.         Collateral and Guaranty Matters.  The Lenders irrevocably agree:

(a)           that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or, if satisfactory to the relevant L/C Issuer in its sole discretion, for which a backstop letter of credit is in place), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than a Loan Party (it being understood that in the event that property that constitutes Collateral is transferred to any Loan Party, such property shall continue to constitute Collateral under the Loan Documents), provided that all Liens thereon referred to in Section 7.01(v) shall have been, or substantially concurrently therewith shall be, similarly released, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders or (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon release of such Subsidiary Guarantor from its obligations under its Guaranty pursuant to clause (c) below;

(b)           to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and

(c)           that any Subsidiary Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the New Senior Notes, any Junior Financing, any Permitted Credit Facilities Refinancing Indebtedness or Permitted Alternative Incremental Facilities Indebtedness.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty pursuant to this Section 9.12.  In each case as specified in this Section 9.12, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Parent Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.12.

SECTION 9.13.         Other Agents; Arrangers and Managers.  Except as expressly provided herein, none of the Lenders or other Persons identified on the facing page of the Existing Credit Agreement or this Agreement as a “syndication agent,” “documentation agent,” “joint bookrunner” or “joint lead arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.14.         Appointment of Supplemental Administrative Agents.

(a)           It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.  It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b)           In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c)           Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Parent Borrower or Holdings, as applicable, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.  In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

SECTION 9.15.         Intercreditor Agreement.  The Administrative Agent is authorized to enter into the Intercreditor Agreement, substantially in the form of Exhibit I-1, with such ministerial changes made prior to such agreement’s effectiveness that are reasonably satisfactory to the Administrative Agent and are not materially adverse to the Lenders, and the parties hereto acknowledge that the Intercreditor Agreement is binding upon them.  Each Lender (a) hereby consents to the subordination of the Liens on the Receivables Collateral securing the Obligations on the terms set forth in the Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (c) hereby authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement and to subject the Liens on the Receivables Collateral securing the Obligations to the provisions thereof.  The foregoing provisions are intended as an inducement to the ABL Secured Parties (as such term is defined in the Intercreditor Agreement) to extend credit to the borrowers under the ABL Credit Agreement and such ABL Secured Parties are intended third-party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

SECTION 9.16.         Administrative Agent as Holder of Security Interests Granted by Foreign Subsidiary Revolving Borrowers.  With respect to any Foreign Subsidiary Revolving Borrower:

(i)             Each Foreign Subsidiary Revolving Borrower must pay the Administrative Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (the “Administrative Agent Claim”).

(ii)           The Administrative Agent may enforce performance of any Administrative Agent Claim in its own name as an independent and separate right.  This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(iii)           Each Secured Party must, at the request of the Administrative Agent, perform any act required in connection with the enforcement of any Administrative Agent Claim. This includes joining in any proceedings as co-claimant with the Administrative Agent.

(iv)          Each Foreign Subsidiary Revolving Borrower irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Administrative Agent in respect of any Administrative Agent Claim.

(v)           Discharge by a Foreign Subsidiary Revolving Borrower of a Secured Party Claim will discharge the corresponding Administrative Agent Claim in the same amount. Discharge by a Foreign Subsidiary Revolving Borrower of an Administrative Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(vi)          The aggregate amount of the Administrative Agent Claims will never exceed the aggregate amount of the Secured Party Claims.

(vii)         A defect affecting an Administrative Agent Claim against a Foreign Subsidiary Revolving Borrower will not affect any Secured Party Claim. A defect affecting a Secured Party Claim against a Foreign Subsidiary Revolving Borrower will not affect any Administrative Agent Claim.

ARTICLE X

Miscellaneous

SECTION 10.01.      Amendments, Etc.  Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document (other than the Intercreditor Agreement), and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Parent Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a)           extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b)           postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 or fee under Section 2.03 or 2.09(a) without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c)           reduce the principal of, or the rate of interest or premium specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Total Leverage Ratio or Secured Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest at the Default Rate;

(d)           change any provision of this Section 10.01, the definition of “Required Lenders” or “Required Facility Lenders” or “Pro Rata Share” or any provision of the last sentence of Section 2.05(b)(v), 2.06(c) relating to pro rata sharing, 2.13 or 8.03 without the written consent of each Lender affected thereby;

(e)            release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f)            other than in a transaction permitted under Section 7.04, release all or substantially all of the aggregate value of the Guaranty, without the written consent of each Lender;

(g)           change the currency in which any Loan is denominated or interest or fees thereon is paid without the written consent of the Lender holding such Loans;

(h)           waive any condition set forth in Section 4.02 as to any Credit Extension under any Revolving Credit Facility or under any Delayed Draw Term Loan Facility without the written consent of the Required Facility Lenders under such Facility;

(i)            change any provision of Section 2.05(a)(iv) or 2.05(b)(v) without the written consent of the Required Facility Lenders with respect to each of the Tranche A Term Loan Facility, Tranche B Term Loan Facility, Tranche C Term Loan Facility, Delayed Draw 1 Term Loan Facility and Delayed Draw 2 Term Loan Facility; or

(j)            amend the definition of “Interest Period” to allow intervals in excess of six months or shorter than one month without the agreement of each affected Lender without the written consent of each Lender affected thereby;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of a L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the consent of Required Facility Lenders shall be required with respect to any amendment that by its terms adversely affects the rights of Lenders under such Facility in respect of payments hereunder in a manner different than such amendment affects other Facilities.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

No amendment or waiver of any provision of the Intercreditor Agreement shall be effective unless consented to in writing by the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Parent Borrower and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of a particular Class (“Refinanced Term Loans”) with replacement term loans of such Class (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable Rate with respect to such Replacement Term Loans (or similar interest rate spread applicable to such Replacement Term Loans) shall not be higher than the Applicable Rate for such Refinanced Term Loans (or similar interest rate spread applicable to such Refinanced Term Loans) immediately prior to such refinancing, (c) the final maturity of such Replacement Term Loans shall not be prior to the final maturity of such Refinanced Term Loans and the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except by virtue of amortization or prepayment of the Refinanced Term Loans prior to the time of such incurrence) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

The Parent Borrower will not, directly or indirectly, pay or cause to be paid any consideration, to or for the benefit of any Lender for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or any other Loan Document unless such consideration is offered to be paid to all Lenders and is paid to all Lenders that consent, waive or agree to amend in the time frame set forth in the documents relating to such consent, waiver or agreement.

SECTION 10.02.       Notices and Other Communications; Facsimile Copies.

(a)           General.  Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile or electronic transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)           if to any Borrower, any other Loan Party, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii)           if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Parent Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered and (E) if delivered by posting to a Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Platform, website or other device (to the extent permitted by Section 10.02(d) to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a communication has been posted to the Platform; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II or Article IX shall not be effective until actually received by such Person.  In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b)           Effectiveness of Facsimile Documents and Signatures.  Loan Documents may be transmitted and/or signed by facsimile or other electronic communication (i.e., TIF or PDF or other similar communication).  The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c)           Reliance by Agents and Lenders.  The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  Each Borrower, jointly and severally, shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower in the absence of gross negligence or willful misconduct of such Person, as determined by a final judgment of a court of competent jurisdiction.  All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

(d)           Notwithstanding clause (a) (unless the Administrative Agent requests that the provisions of clause (a) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to the Parent Borrower.  Nothing in this clause (d) shall prejudice the right of the Administrative Agent or any Lender to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Parent Borrower effect delivery in such manner.

SECTION 10.03.       No Waiver; Cumulative Remedies.  No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 10.04.       Attorney Costs and Expenses.  (a) The Parent Borrower agrees if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agents, the Documentation Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cahill Gordon & Reindel llp and one local and foreign counsel in each relevant jurisdiction and (b) each Borrower agrees, jointly and severally, to pay or reimburse the Administrative Agent and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including Attorney Costs but limited to those of one counsel to the Administrative Agent and the Lenders (and one local counsel in each applicable jurisdiction and, in the event of any actual conflict of interest, one additional counsel to the affected parties).  The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.  All amounts due under this Section 10.04 shall be paid promptly following receipt by the Parent Borrower of an invoice relating thereto setting forth such expenses in reasonable detail.  If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

SECTION 10.05.       Indemnification by the Borrowers.  Each Borrower shall, jointly and severally, indemnify and hold harmless the Administrative Agent, each Lender, the Arrangers and their respective Affiliates, directors, officers, employees, agents, trustees or advisors (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and Arrangers and one counsel to the other Lenders (and one local counsel in each applicable jurisdiction for each such group and, in the event of any actual conflict of interest, one additional counsel to the affected parties)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property or facility currently or formerly owned or operated by any Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability arising out of the activities or operations of any Borrower, any Subsidiary or any other Loan Party or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction, of such Indemnitee or of any affiliate, director, officer, member, employee, agent, trustee or advisor of such Indemnitee or (y) a breach of any obligations under any Loan Document by such Indemnitee or of any affiliate, director, officer, employee, agent, trustee or advisor of such Indemnitee as determined by the final, non-appealable judgment of a court of competent jurisdiction.  To the extent that the undertakings to indemnify and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.  No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date).  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated.  All amounts due under this Section 10.05 shall be paid within 10 Business Days after written demand therefor.  The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06.       Payments Set Aside.  To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

SECTION 10.07.       Successors and Assigns.

(a)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Holdings nor any Borrower may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 10.07(g) and 10.07(i) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, and their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement; provided, however, that the Parent Borrower (both prior to and after the consummation of the Merger) shall be deemed to be a third-party beneficiary of this Agreement.

(b)           (i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Parent Borrower shall have the right to withhold its consent if the Parent Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of:

(A)           the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to any Borrower, Section 8.01(f) has occurred and is continuing, any Assignee;

(B)           the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund;

(C)           solely in the case of any assignment under any Revolving Credit Facility under which such Person is a Principal L/C Issuer, each Principal L/C Issuer at the time of such assignment, provided that no consent of any Principal L/C Issuer shall be required for an assignment to an Agent or any Affiliate thereof; and

(D)           in the case of any assignment of any of the Dollar Revolving Credit Facility, the Swing Line Lender; provided that no consent of the Swing Line Lender shall be required for an assignment of all or any portion of the Dollar Revolving Credit Loans to another Dollar Revolving Credit Lender.

(ii)           Assignments shall be subject to the following additional conditions:

(A)           except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or such other date on which such Assignment and Assumption is effective) shall not be less than and shall be an integral multiple of (x) a Dollar Amount of $5,000,000 (in the case of the Revolving Credit Facilities) or (y) $1,000,000 (in the case of a Term Loan) unless each of the Parent Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Parent Borrower shall be required if an Event of Default under Section 8.01(a) or, solely with respect to any Borrower, Section 8.01(f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B)           the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any Assignment;

(C)           the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(D)           the Assignee shall comply with Section 3.01(b) and (c) or Section 3.01(d), as applicable.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(c)           Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Upon request, and the surrender by the assigning Lender of its Note, the relevant Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d)           The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Parent Borrower, any Agent and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e)           Any Lender may at any time, without the consent of, or notice to, the Parent Borrower or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant.  Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01(b) and (c) or Section 3.01(d), as applicable), 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c).  To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.10 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)           A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless, in the case of Section 3.01, the sale of the participation to such Participant is made with the Parent Borrower’s prior written consent (not to be unreasonably withheld or delayed).

(g)           Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)           Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Parent Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including their obligations under Section 3.01, 3.04 or 3.05), except, in the case of Section 3.01, the increase or change results from a Change in Law after the SPC becomes a SPC and the grant was made with the Parent Borrower’s prior written consent (not to be unreasonably withheld or delayed), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder.  The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender.  Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Parent Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i)             Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j)             Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ prior notice to the Parent Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Parent Borrower, a successor L/C Issuer or the Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable.  In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Parent Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Parent Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be.  If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

SECTION 10.08.       Confidentiality.  Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, and to not use or disclose such Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ respective managers, administrators, directors, officers, employees, trustees, investment advisors, partners, advisors, agents and other representatives, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (c) to any other party to this Agreement, the Intercreditor Agreement, the First Lien Intercreditor Agreement or the Second Lien Intercreditor Agreement; (d) subject to an agreement to be bound by provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Parent Borrower), to any pledgee referred to in Section 10.07(g), Eligible Assignee of or Participant in, or any prospective Eligible Assignee or pledgee of or Participant in, any of its rights or obligations under this Agreement or to any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrowers and their obligations, this Agreement or payments hereunder, any rating agency, or the CUSIP Service Bureau or any similar organization; (e) with the written consent of the Parent Borrower; (f) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective affiliates on a nonconfidential basis from a source other than a Loan Party who is not known to such Person to be in breach of any obligation of confidentiality; (g) to any Governmental Authority, examiner, self-regulatory authority or other regulatory authority (including the National Association of Insurance Commissioners or any other similar organization) regulating or purporting to regulate any Lender; or (h) in connection with the administration of this Agreement or any other Loan Documents or the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder.  In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions.  For the purposes of this Section 10.08, “Information” means all information received from or on behalf of any Loan Party or its Subsidiaries or any Loan Party’s or its Subsidiaries’ directors, officers, employees, trustees, investment advisors or agents, including accountants, legal counsel and other advisors, relating to Holdings, the Borrowers or any of their subsidiaries or their respective businesses, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Execution Date, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 10.09.	Treatment of Information.

(a)           Certain of the Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to any of the Loan Parties or their securities (“Restricting Information”).  Other Lenders may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information.  Each Lender acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person.  Neither the Administrative Agent nor any of its Affiliates shall, by making any Communications (including Restricting Information) available to a Lender, by participating in any conversations or other interactions with a Lender or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall the Administrative Agent or any of its Affiliates be responsible or liable in any way for any decision a Lender may make to limit or to not limit its access to Restricting Information.  In particular, none of the Administrative Agent nor any of its Affiliates (i) shall have, and the Administrative Agent, on behalf of itself and each of its Affiliates, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender has or has not limited its access to Restricting Information, such Lender’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party or Lender or any of their respective Affiliates arising out of or relating to the Administrative Agent or any of its Affiliates providing or not providing Restricting Information to any Lender.

(b)           Each Lender acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information.  Accordingly, each Lender agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) on such Lender’s Administrative Questionnaire.  Each Lender agrees to notify the Administrative Agent from time to time of such Lender’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.

(c)           Each Lender acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lenders generally.  Each Lender that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Administrative Agent and other Lenders may have access to Restricting Information that is not available to such electing Lender.  None of the Administrative Agent nor any Lender with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender or to use such Restricting Information on behalf of such electing Lender, and shall not be liable for the failure to so disclose or use, such Restricting Information.

(d)           The provisions of the foregoing clauses of this Section 10.09 are designed to assist the Administrative Agent, the Lenders and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lenders express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Lenders hereunder or thereunder may contain Restricting Information.  Neither the Administrative Agent nor any of its Affiliates warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does the Administrative Agent or any of its Affiliates warrant or make any other statement to the effect that an Loan Party’s or Lender’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lenders and each Loan Party assumes the risks associated therewith.

SECTION 10.10.    Setoff.  In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to any Borrower or any other Loan Party, any such notice being waived by the Borrowers (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing to, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Restricted Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness.  Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings.  Each Lender and L/C Issuer agrees promptly to notify the Parent Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.10 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 10.11.    Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the relevant Borrower.  In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 10.12.    Counterparts.  Each Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to each Loan Document shall be effective as delivery of an original executed counterpart of such Loan Document.  The Agents may also require that any such documents and signatures delivered by facsimile or electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or electronic transmission.

SECTION 10.13.    Integration.  This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.  In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

SECTION 10.14.    Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect as long as any Loan or any other Obligation (other than Secured Hedge Agreements, Cash Management Obligations and other Obligations that are not accrued and payable) hereunder shall remain unpaid or unsatisfied or any Letter of Credit (other than any Letter of Credit that has been Cash Collateralized or, if satisfactory to the L/C Issuer in its sole discretion, for which a backstop letter of credit is in place) shall remain outstanding.

SECTION 10.15.     Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.16.	GOVERNING LAW

(a)           THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b)           ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS AND THE APPELLATE COURTS THEREOF.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELEPHONE, FACSIMILE OR ELECTRONIC TRANSMISSION) IN SECTION 10.02.  NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 10.17.    WAIVER OF RIGHT TO TRIAL BY JURY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.18.    Binding Effect.  The Existing Credit Agreement became effective when it was executed by the Borrowers, Holdings and the Administrative Agent and the Administrative Agent was notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer had executed it and thereafter is binding upon and inures to the benefit of the Borrowers, Holdings, each Agent and each Lender and their respective successors and assigns.

SECTION 10.19.    Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable Law).

SECTION 10.20.     Lender Action.  Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents or the Secured Hedge Agreements or agreements governing Cash Management Obligations (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent.  The provision of this Section 10.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 10.21.     USA PATRIOT Act.  Each Lender and the Administrative Agent hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act.  This notice is given in accordance with the requirements of the USA PATRIOT Act and is effective as to the Lenders and the Administrative Agent.

SECTION 10.22.    No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, each of Holdings and each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the Facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their Affiliates, on the one hand, and the Agents, the Arrangers and the Lenders, on the other hand, and each Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Agents, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrowers or any of their Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Agents, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrowers with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Agent or Lender has advised or is currently advising any Borrower or any of their Affiliates on other matters) and none of the Agents, the Arrangers or the Lenders has any obligation to the Borrowers or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agents, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their Affiliates, and none of the Agents, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agents, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Holdings and the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.  Each of Holdings and each Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agents, Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 10.23.    No Personal Liability.  No past, present or future director, officer, employee, incorporator, member, partner or stockholder of any Borrower, Holdings or any Loan Party or any of their direct or indirect parent companies (other than the Borrowers, Holdings and any other Loan Party) shall have any liability for any obligations of the Borrowers or the Loan Parties under the Loans, the Letters of Credit, the Guaranty, the Facilities, this Agreement or any other Loan Document or for any claim based on, in respect of, or by reason of such obligations or their creation.  Each Lender hereby waives and releases all such liability.

SECTION 10.24.    Limitations on Foreign Loan Parties.

(a)           Any obligation, guarantee or undertaking granted or assumed by any Loan Party incorporated in England and Wales pursuant to this Agreement (including but not limited to Section 10.05) and other Loan Documents shall be deemed not to be undertaken or incurred by such Loan Party to the extent the same would constitute unlawful financial assistance within the meaning of Section 151 of the Companies Act 1985 of England and Wales and the provisions of this Agreement and the other Loan Documents shall be construed accordingly.  For the avoidance of doubt, this limitation does not apply to any obligation of such Loan Party as principal debtor under the Alternative Currency Revolving Credit Facility.

(b)           Any obligation, guarantee or undertaking granted or assumed by any Loan Party incorporated in the Netherlands pursuant to this Agreement (including but not limited to Section 10.05) and other Loan Documents shall be deemed not to be undertaken or incurred by such Loan Party to the extent the same would constitute unlawful financial assistance within the meaning of Article 207(c) or 98(c) of Book 2 of the Dutch Civil Code and the provisions of this Agreement and the other Loan Documents shall be construed accordingly.  For the avoidance of doubt, this limitation does not apply to any obligation of such Loan Party as principal debtor under the Alternative Currency Revolving Credit Facility.

SECTION 10.25.    FCC.  Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, neither the Administrative Agent or the Lenders, nor any of their agents, will take any action pursuant to the Collateral Documents that would constitute or result in any assignment of the FCC Authorizations or any transfer of control thereof, within the meaning of 310(d) of the Communications Act of 1934 or other Communications Law, if such assignment of license or transfer of control thereof would require thereunder the prior approval of the FCC, without first obtaining such approval of the FCC.

SECTION 10.26.    Effectiveness of Merger.  None of Holdings, the Parent Borrower, the Subsidiary Co-Borrowers or the Foreign Subsidiary Revolving Borrowers shall have any rights or obligations hereunder until the consummation of the Merger and any representations and warranties of the Parent Borrower, the Subsidiary Co-Borrowers or the Foreign Subsidiary Revolving Borrowers under the Loan Documents shall not become effective, and no Event of Default may occur, until such time. Upon consummation of the Merger, and without any further action by any Person, each of Holdings, the Parent Borrower, the Subsidiary Co-Borrowers or the Foreign Subsidiary Revolving Borrowers hereby irrevocably and unconditionally (i) assumes and agrees punctually to pay, perform and discharge when due each of the Obligations and each and every debt, covenant and agreement incurred, made or to be paid, performed or discharged by it under the Loan Documents, (ii) agrees to be bound by all the terms, provisions and conditions of the Loan Documents applicable to it and (iii) agrees that it will be responsible for and deemed to have made all of its representations and warranties set forth in the Loan Documents, whenever made or deemed to have been made.

SECTION 10.27.    Effectiveness of Restatement.  This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Existing Credit Agreement as of the Restatement Date.  The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the Liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to al   l Obligations and (d) all references in the other Loan Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to this Agreement.

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